                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                         Supplement Dated May 1, 2010
                To the following Prospectuses, as supplemented

                ALLSTATE PROVIDER PROSPECTUS DATED MAY 1, 2002
               SELECTDIRECTIONS PROSPECTUS DATED APRIL 30, 2005
               AIM LIFETIME PLUS PROSPECTUS DATED APRIL 30, 2005
             AIM LIFETIME PLUS II PROSPECTUS DATED APRIL 30, 2005
               CUSTOM PORTFOLIO PROSPECTUS DATED APRIL 30, 2005

   The following information supplements the prospectus for your variable annuity contract issued by Allstate Life Insurance Company of New York.

                        SUPPLEMENTAL INFORMATION ABOUT
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                     INDEX

                                                                                                   PAGE
                                                                                                   ----
Item 11(a)  Description of Business...............................................................   1
Item 11(b)  Description of Property...............................................................   3
Item 11(c)  Legal Proceedings.....................................................................   3
Item 11(e)  Financial Statements and Notes to Financial Statements................................   4
Item 11(f)  Selected Financial Data...............................................................  58
Item 11(h)  Management's Discussion and Analysis of Financial Condition and Results of Operations.  58
Item 11(i)  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.. 100
Item 11(j)  Quantitative and Qualitative Disclosures About Market Risk............................ 100
Item 11(k)  Directors, Executive Officers, Promoters and Control Persons.......................... 100
Item 11(l)  Executive Compensation................................................................ 103
Item 11(m)  Security Ownership of Certain Beneficial Owners and Management........................ 130
Item 11(n)  Transactions with Related Persons, Promoters and Certain Control Persons.............. 132
Other Information................................................................................. 134
            Filing of Reports..................................................................... 134
            Disclosure of Commission Position on Indemnification for Securities Act Liabilities... 134
            Experts............................................................................... 135

ITEM 11(A).DESCRIPTION OF BUSINESS

   Allstate Life Insurance Company of New York ("Allstate Life of New York," "Allstate New York" or "ALNY") was incorporated in 1967 as a stock life insurance company under the laws of the State of New York. In 1984, Allstate Life of New York was purchased by Allstate Life Insurance Company ("ALIC"). Allstate Life of New York is a wholly owned subsidiary of ALIC, a stock life insurance company incorporated under the laws of the State of Illinois. ALIC is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a stock property-liability insurance company organized under the laws of the State of Illinois. All of the outstanding capital stock of AIC is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the "Corporation" or "Allstate"), a publicly owned holding company incorporated under the laws of the State of Delaware. The Allstate Corporation is the largest publicly held personal lines insurer in the United States. Widely known through the "You're In Good Hands With Allstate(R)" slogan, Allstate is reinventing protection and retirement to help individuals in approximately
17 million households protect what they have today and better prepare for tomorrow. Customers can access Allstate products and services such as auto insurance and homeowners insurance through more than 14,000 exclusive Allstate agencies and financial representatives in the United States and Canada. Allstate is the 2/nd/ largest personal property and casualty insurer in the United States on the basis of 2008 statutory direct premiums earned. In addition, according to A.M. Best, it is the nation's 16/th/ largest issuer of life insurance business on the basis of 2008 ordinary life insurance in force and 17/th/ largest on the basis of 2008 statutory admitted assets.

   To achieve its goals in 2010, Allstate is focused on three priorities: improve customer loyalty, reinvent protection and retirement for the consumer, and grow its businesses.

   In our reports, we occasionally refer to statutory financial information. All domestic United States insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not subject to the requirement to prepare financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"). We frequently use industry publications containing statutory financial information to assess our competitive position.

   We provide life insurance, retirement and investment products, and voluntary accident and health insurance products. Our principal products are fixed annuities, including deferred and immediate; interest-sensitive, traditional and variable life insurance; and voluntary accident and health insurance.

   We sell products through multiple intermediary distribution channels, including Allstate exclusive agencies and exclusive financial specialists, independent agents (including workplace enrolling agents), specialized structured settlement brokers and, through March 31, 2010, banks and broker-dealers.

   We compete on a wide variety of factors, including the scope of our distribution systems, the types of our product offerings, the recognition of our brand, our financial strength and ratings, our differentiated product features and prices, and the level of customer service that we provide.

   The market for life insurance, retirement and investment products continues to be highly fragmented and competitive. As of December 31, 2009, there were approximately 480 groups of life insurance companies in the United States, most of which offered one or more similar products. In addition, because many of these products include a savings or investment component, our competition includes domestic and foreign securities firms, investment advisors, mutual funds, banks and other financial institutions. Competitive pressure continues to grow due to several factors, including cross marketing alliances between unaffiliated businesses, as well as consolidation activity in the financial services industry.

   Allstate Life of New York is subject to extensive regulation, primarily, but not exclusively, from the New York State Insurance Department. The method, extent and substance of such regulation generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to the New York State Insurance Department. In general, such regulation is intended for the protection of those who purchase or use our insurance products. These rules have a substantial effect on our business and relate to a wide variety of matters including insurance company licensing and examination, agent licensing, price setting, trade practices, policy forms, accounting methods, corporate governance, the nature and amount of investments, claims practices, participation in guaranty funds, reserve adequacy, insurer solvency, transactions with affiliates, the payment of dividends, and underwriting standards. For a discussion of statutory financial information, see Note 13 of the Financial Statements. For a discussion of regulatory contingencies, see
Note 11 of the Financial Statements. Notes 11 and 13 are incorporated in this,
Item 11(a) by reference.

   In recent years, the state insurance regulatory framework has come under increased federal scrutiny. Legislation that would provide for increased federal regulation of insurance, including the federal chartering of insurance companies, has been proposed. Moreover, as part of an effort to strengthen the regulation of the financial services market, the federal government has proposed a set of regulatory reforms, including the establishment of an Office of National Insurance within the Treasury Department. The reforms could increase the regulation of large insurance conglomerates whose failure could pose a systemic risk to the financial system. In addition, state legislators and insurance regulators continue to examine the appropriate nature and scope of state insurance regulation. We cannot predict whether any specific state or federal measures will be adopted to change the nature or scope of the regulation of the insurance or financial services business or what effect any such measures would have on Allstate Life of New York.

ITEM 11(B).DESCRIPTION OF PROPERTY

   Allstate Life of New York occupies office space in Hauppauge, New York and Northbrook, Illinois that is owned or leased by Allstate Insurance Company. Expenses associated with these facilities are allocated to us on both a direct and indirect basis, depending on the nature and use. We believe that these facilities are suitable and adequate for our operations.

ITEM 11(C).LEGAL PROCEEDINGS

   Information required for Item 11(c) is incorporated by reference to the discussion under the headings "Regulation and Compliance" and under the heading "Legal and regulatory proceedings and inquiries" in Note 11 of the Financial Statements.

ITEM 11(E).FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                   YEAR ENDED DECEMBER 31,
                                                                                -----------------------------
                                                                                  2009       2008      2007
($ IN THOUSANDS)                                                                --------  ---------  --------
REVENUES
Premiums (net of reinsurance ceded of $29,907, $18,215 and $21,020)............ $ 47,659  $  59,248  $ 69,124
Contract charges (net of reinsurance ceded of $25,999, $18,780 and
  $21,158).....................................................................   51,834     61,108    59,530
Net investment income..........................................................  372,395    402,931   386,738
Realized capital gains and losses:
   Total other-than-temporary impairment losses................................  (52,207)  (117,790)   (6,793)
   Portion of loss recognized in other comprehensive income....................    1,131         --        --
                                                                                --------  ---------  --------
       Net other-than-temporary impairment losses recognized in
         earnings..............................................................  (51,076)  (117,790)   (6,793)
   Sales and other realized capital gains and losses...........................  196,544     40,585     5,962
                                                                                --------  ---------  --------
       Total realized capital gains and losses.................................  145,468    (77,205)     (831)
                                                                                --------  ---------  --------
                                                                                 617,356    446,082   514,561
COSTS AND EXPENSES
Contract benefits (net of reinsurance ceded of $5,510, $40,307 and
  $16,913).....................................................................  170,075    184,192   181,803
Interest credited to contractholder funds (net of reinsurance ceded of $8,757,
  $10,485 and $13,058).........................................................  201,549    191,208   177,407
Amortization of deferred policy acquisition costs..............................  148,450     17,778    53,445
Operating costs and expenses...................................................   41,183     40,869    37,624
                                                                                --------  ---------  --------
                                                                                 561,257    434,047   450,279
(Loss) gain on disposition of operations.......................................       --       (358)      429
                                                                                --------  ---------  --------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE...............................   56,099     11,677    64,711
Income tax expense.............................................................   19,729      4,005    22,802
                                                                                --------  ---------  --------
NET INCOME.....................................................................   36,370      7,672    41,909

OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX
Change in unrealized net capital gains and losses..............................  153,340   (174,102)  (12,850)
                                                                                --------  ---------  --------
COMPREHENSIVE INCOME (LOSS).................................................... $189,710  $(166,430) $ 29,059
                                                                                ========  =========  ========


                      See notes to financial statements.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                       STATEMENTS OF FINANCIAL POSITION

                                                                                    DECEMBER 31,
                                                                               ----------------------
                                                                                  2009        2008
($ IN THOUSANDS, EXCEPT PAR VALUE DATA)                                        ----------  ----------
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $6,073,235 and
     $5,776,451).............................................................. $6,073,765  $5,496,365
   Mortgage loans.............................................................    543,007     700,268
   Equity securities, at fair value (cost $100,168 and $--)...................    123,311          --
   Short-term, at fair value (amortized cost $348,456 and $409,737)...........    348,453     409,802
   Policy loans...............................................................     40,569      39,672
   Other......................................................................     10,292       2,478
                                                                               ----------  ----------
       Total investments......................................................  7,139,397   6,648,585
Cash..........................................................................      8,977       4,965
Deferred policy acquisition costs.............................................    213,325     538,248
Reinsurance recoverables......................................................    327,173     367,957
Accrued investment income.....................................................     69,557      61,581
Current income taxes receivable...............................................     18,032          --
Deferred income taxes.........................................................         --      65,397
Other assets..................................................................     24,686      64,440
Separate Accounts.............................................................    587,044     533,760
                                                                               ----------  ----------
              TOTAL ASSETS.................................................... $8,388,191  $8,284,933
                                                                               ==========  ==========
LIABILITIES
Contractholder funds.......................................................... $4,990,879  $5,086,965
Reserve for life-contingent contract benefits.................................  1,875,579   1,953,157
Deferred income taxes.........................................................     37,887          --
Current income taxes payable..................................................         --      12,769
Other liabilities and accrued expenses........................................    180,061     172,286
Payable to affiliates, net....................................................      6,591       8,457
Reinsurance payable to parent.................................................      3,266         971
Separate Accounts.............................................................    587,044     533,760
                                                                               ----------  ----------
              TOTAL LIABILITIES...............................................  7,681,307   7,768,365
                                                                               ----------  ----------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100 thousand shares authorized, issued and
  outstanding.................................................................      2,500       2,500
Additional capital paid-in....................................................    140,529     140,000
Retained income...............................................................    539,805     482,982
Accumulated other comprehensive income (loss):
   Unrealized net capital gains and losses:
       Unrealized net capital losses on fixed income securities with OTTI.....     (2,452)         --
       Other unrealized net capital gains and losses..........................     18,038    (180,877)
       Unrealized adjustment to DAC, DSI and insurance reserves...............      8,464      71,963
                                                                               ----------  ----------
          Total unrealized net capital gains and losses.......................     24,050    (108,914)
                                                                               ----------  ----------
              Total accumulated other comprehensive income (loss).............     24,050    (108,914)
                                                                               ----------  ----------
              TOTAL SHAREHOLDER'S EQUITY......................................    706,884     516,568
                                                                               ----------  ----------
              TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY...................... $8,388,191  $8,284,933
                                                                               ==========  ==========

                      See notes to financial statements.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                             2009       2008      2007
($ IN THOUSANDS)                                          ---------  ---------  --------
COMMON STOCK............................................. $   2,500  $   2,500  $  2,500
                                                          ---------  ---------  --------

ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year...............................   140,000    140,000   140,000
Forgiveness of payable due to an affiliate (see Note 4)..       529         --        --
                                                          ---------  ---------  --------
Balance, end of year.....................................   140,529    140,000   140,000
                                                          ---------  ---------  --------
RETAINED INCOME
Balance, beginning of year...............................   482,982    473,184   432,458
Net income...............................................    36,370      7,672    41,909
Cumulative effect of change in accounting principle......    20,376         --    (1,183)
Forgiveness of payable due to an affiliate (see Note 4)..        77         --        --
Gain on purchase of investments from parent (see Note 4).        --      2,126        --
                                                          ---------  ---------  --------
Balance, end of year.....................................   539,805    482,982   473,184
                                                          ---------  ---------  --------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance, beginning of year...............................  (108,914)    65,188    78,038
Cumulative effect of change in accounting principle......   (20,376)        --        --
Change in unrealized net capital gains and losses........   153,340   (174,102)  (12,850)
                                                          ---------  ---------  --------
Balance, end of year.....................................    24,050   (108,914)   65,188
                                                          ---------  ---------  --------

TOTAL SHAREHOLDER'S EQUITY............................... $ 706,884  $ 516,568  $680,872
                                                          =========  =========  ========


                      See notes to financial statements.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                           STATEMENTS OF CASH FLOWS

                                                                            YEAR ENDED DECEMBER 31,
                                                                       ---------------------------------
                                                                           2009        2008       2007
($ IN THOUSANDS)                                                       -----------  ---------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................................ $    36,370  $   7,672  $  41,909
Adjustments to reconcile net income to net cash provided by operating activities:
   Amortization and other non-cash items..............................     (50,399)   (80,807)   (75,534)
   Realized capital gains and losses..................................    (145,468)    77,205        831
   Loss (gain) on disposition of operations...........................          --        358       (429)
   Interest credited to contractholder funds..........................     201,549    191,208    177,407
   Changes in:
       Policy benefit and other insurance reserves....................     (20,919)    (7,034)    13,877
       Deferred policy acquisition costs..............................     115,890    (33,612)     5,871
       Income taxes...................................................     (10,125)       383         69
       Other operating assets and liabilities.........................     (21,232)   (16,998)   (39,455)
                                                                       -----------  ---------  ---------
          Net cash provided by operating activities...................     105,666    138,375    124,546
                                                                       -----------  ---------  ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
   Fixed income securities............................................   1,850,519    640,634    409,552
   Equity securities..................................................         204         --         --
   Mortgage loans.....................................................      12,580     12,175         --
Investment collections
   Fixed income securities............................................     309,185    162,268    108,565
   Mortgage loans.....................................................     141,726     52,030     61,128
Investment purchases
   Fixed income securities............................................  (2,250,840)  (668,526)  (762,846)
   Equity securities..................................................    (100,215)        --         --
   Mortgage loans.....................................................     (10,000)   (41,141)   (77,854)
Change in short-term investments, net.................................      95,366   (421,483)    55,621
Change in policy loans and other investments, net.....................      21,425      7,585      2,509
Disposition of operations.............................................          --     (2,500)      (243)
                                                                       -----------  ---------  ---------
          Net cash provided by (used in) investing activities.........      69,950   (258,958)  (203,568)
                                                                       -----------  ---------  ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder fund deposits..........................................     296,991    615,564    542,517
Contractholder fund withdrawals.......................................    (468,595)  (497,372)  (463,229)
                                                                       -----------  ---------  ---------
          Net cash (used in) provided by financing activities.........    (171,604)   118,192     79,288
                                                                       -----------  ---------  ---------

NET INCREASE (DECREASE) IN CASH.......................................       4,012     (2,391)       266
CASH AT BEGINNING OF YEAR.............................................       4,965      7,356      7,090
                                                                       -----------  ---------  ---------
CASH AT END OF YEAR................................................... $     8,977  $   4,965  $   7,356
                                                                       ===========  =========  =========


                      See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL

  BASIS OF PRESENTATION

   The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"). All of the outstanding common stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   To conform to the current year presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  NATURE OF OPERATIONS

   The Company sells life insurance, retirement and investment products, and voluntary accident and health insurance to customers in the State of New York. The principal products are fixed annuities; traditional, interest-sensitive and variable life insurance; and voluntary accident and health insurance. The following table summarizes premiums and contract charges by product.

                                                   2009     2008     2007
     ($ IN THOUSANDS)                             ------- -------- --------
     PREMIUMS
     Traditional life insurance/(1)/............. $20,159 $ 29,597 $ 24,997
     Immediate annuities with life contingencies.  17,934   21,451   37,491
     Accident and health.........................   9,566    8,200    6,636
                                                  ------- -------- --------
     TOTAL PREMIUMS..............................  47,659   59,248   69,124

     CONTRACT CHARGES
     Interest-sensitive life insurance/(1)/......  47,071   54,972   51,155
     Fixed annuities.............................   4,763    6,136    8,375
                                                  ------- -------- --------
     TOTAL CONTRACT CHARGES......................  51,834   61,108   59,530
                                                  ------- -------- --------
     TOTAL PREMIUMS AND CONTRACT CHARGES......... $99,493 $120,356 $128,654
                                                  ======= ======== ========

--------
(1)Beginning in 2008, certain ceded reinsurance premiums previously included as a component of traditional life insurance premiums were reclassified prospectively to be reported as a component of interest-sensitive life insurance contract charges. In 2007, these ceded reinsurance premiums were $2.5 million.

   The Company distributes its products to individuals through multiple distribution channels, including Allstate exclusive agencies, which include exclusive financial specialists, independent agents (including master brokerage agencies and workplace enrolling agents), specialized structured settlement brokers and, through March 31, 2010, financial services firms, such as banks and broker-dealers. Effective March 31, 2010, the Company will no longer wholesale or provide distribution support to banks and broker-dealers. Although the Company will continue to service inforce contracts sold through these channels, the Company will no longer solicit new sales through the Company's direct relationships with banks and broker-dealers. Certain of the Company's master brokerage agencies and independent agents may continue to wholesale the Company's products to banks and broker-dealers through their relationships.

   The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates, credit spreads or equity prices. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets and liabilities. This risk arises from many of the Company's primary activities, as it invests substantial funds in interest-sensitive assets and issues interest-sensitive liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads. This risk arises from many of the Company's primary activities, as the Company invests substantial funds in spread-sensitive fixed income assets. Equity price risk is the risk that the Company will incur losses due to adverse changes in the general levels of the equity markets.

   The Company monitors economic and regulatory developments that have the potential to impact its business. The ability of banks to affiliate with insurers may have a material adverse effect on all of the Company's product lines by substantially increasing the number, size and financial strength of potential competitors. The Company currently benefits from agreements with financial services entities that market and distribute its products; change in control of these non-affiliated entities could negatively impact the Company's sales. Furthermore, federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures have considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the tax treatment of some insurance products offered by the Company, including favorable policyholder tax treatment currently applicable to life insurance and annuities. Legislation that reduced the federal income tax rates applicable to certain dividends and capital gains realized by individuals, or other proposals, if adopted, that reduce the taxation or permit the establishment of certain products or investments that may compete with life insurance or annuities, could have an adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  INVESTMENTS

   Fixed income securities include bonds, asset-backed securities ("ABS"), residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and redeemable preferred stocks. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, certain deferred policy acquisition costs ("DAC"), certain deferred sales inducement costs ("DSI") and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Statements of Cash Flows.

   Equity securities include index-based securities. Equity securities are classified as available for sale and are carried at fair value. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income.

   Mortgage loans are carried at outstanding principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate.

   Short-term investments, including money market funds, commercial paper and other short-term investments, are carried at fair value. Policy loans are carried at the respective unpaid principle balances. Other investments consist of a note due from a related party and derivative financial instruments.

   Investment income consists primarily of interest and dividends, and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for certain asset backed-securities, residential mortgage-backed securities and commercial mortgage-backed securities is determined considering estimated principal repayments obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For beneficial interests in securitized financial assets not of high credit quality, the effective yield is recalculated on a prospective basis. For all other asset-backed securities, residential mortgage-backed securities and commercial mortgage-backed securities, the effective yield is recalculated on a retrospective basis. For other-than-temporarily impaired fixed income securities, the effective yield method utilizes the difference between the amortized cost basis at impairment and the cash flows expected to be collected. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable.

   Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value and periodic changes in the fair value and settlements of certain derivatives including hedge ineffectiveness. Realized capital gains and losses on investment sales include calls and prepayments and are determined on a specific identification basis.

   The Company recognizes other-than-temporary impairment losses on fixed income securities when the decline in fair value is deemed other than temporary including when the Company has made the decision to sell or it is more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis. Additionally, if the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss deemed to be related to other factors and recognized in other comprehensive income ("OCI"). Fixed income securities subject to other-than-temporary impairment write-downs continue to earn investment income when future expected payments are reasonably estimable, and any discount or premium is recognized using the effective yield method over the expected life of the security; otherwise income recognition is discontinued. The Company recognizes other-than-temporary impairment losses on equity securities when the decline in fair value is deemed other than temporary including when the Company does not have a positive intent and ability to hold an impaired security until recovery.

  DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

   Derivative financial instruments include interest rate swaps and caps, foreign currency swaps, and a re-investment related risk transfer reinsurance agreement with ALIC that meet the accounting definition of a derivative (see
Note 4). Derivatives that are required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in reinsured variable annuity contracts (see Note 7).

   All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in annuity product contracts and subject to bifurcation is reported in contract benefits. Cash flows from embedded derivatives requiring bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks respectively within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

   When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk for the fair value hedges. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item's fair value attributable to the hedged risk. In the case of a cash flow hedge, this documentation includes the exposure to changes in the variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges, if any, is reported in realized capital gains and losses.

   Cash flow hedges For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives representing the effective portion of the hedge are reported in accumulated other comprehensive income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged or forecasted transaction affects net income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to net income, or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from accumulated other comprehensive income to net income. If the Company expects at any time that the loss reported in accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

   Termination of hedge accounting If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable or the hedged asset becomes other-than-temporarily impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances.

   When a derivative instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to net income as the hedged risk impacts net income. If the derivative instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative instrument used in a cash flow hedge of a forecasted transaction is terminated because the forecasted transaction is no longer probable, the gain or loss recognized on the derivative is immediately reclassified from accumulated other comprehensive income to realized capital gains and losses in the period that hedge accounting is no longer applied.

   Non-hedge derivative financial instruments Based upon the type of derivative instrument and strategy, the income statement effects, including fair value gains and losses and accrued periodic settlements, of derivatives for which hedge accounting is not applied are reported in a single line item with the results of the associated risk.

  SECURITIES LOANED

   The Company's business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received are reinvested in short-term investments or fixed income securities. These transactions are short-term in nature, usually 30 days or less.

   The Company receives cash collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to redeem the securities loaned on short notice. Substantially all of the Company's securities loaned are placed with large banks.

  RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

   Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

   Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

   Interest sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and early surrender. These contract charges are recognized as revenues when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

   Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

   Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.

   Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account values for contract maintenance, administration, mortality, expense and early surrender. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. All of the Company's variable annuity business is ceded through reinsurance agreements, and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

  DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

   Costs that vary with and are primarily related to acquiring life insurance and investment contracts are deferred and recorded as DAC. These costs are principally agents' and brokers' remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on annuities and primarily in the form of additional credits to the customer's account value or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses on the Statements of Operations and Comprehensive Income. Amortization of DAC is included in amortization of deferred policy acquisition costs on the Statements of Operations and Comprehensive Income and is described in more detail below. DSI is amortized to income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds on the Statements of Operations and Comprehensive Income. DAC and DSI are periodically reviewed for recoverability and adjusted if necessary.

   For traditional life insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies.

   For interest-sensitive life, fixed annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits ("AGP") and estimated future gross profits ("EGP") expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance and uses rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of customer surrender rates, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 20 years for interest-sensitive life and 5-10 years for fixed annuities. The cumulative DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to results of operations when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.

   AGP and EGP consist primarily of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of persistency, mortality, expenses, and hedges if applicable. For products exposed to investment credit losses in excess of the Company's expectations that may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the higher credit losses.

   The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, fixed annuities and other investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC and DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively, on the Statements of Operations and Comprehensive Income.

   The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product portfolios were actually realized. The adjustments are recorded net of tax in accumulated other comprehensive income. DAC, DSI and deferred income taxes detemined on unrealized capital gains and losses and reported in accumulated other comprehensive income recognize the impact on shareholder's equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.

   Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing life or investment contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions that are determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contract continue to be deferred and amortized in connection with the replacement contract. For interest-sensitive life insurance and investment contracts, the EGP of the replacement contract is treated as a revision to the EGP of the replaced contract in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC and benefit reserves that result from the replacement contract are treated as prospective revisions. Any costs associated with the issuance of the replacement contract are characterized as maintenance costs and expensed as incurred.

   Internal replacement transactions that are determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to the Statements of Operations and Comprehensive Income.

  REINSURANCE

   In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance (see Note
9). The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported in the Statements of Financial Position as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance recoverables as appropriate.

   The Company has a reinsurance treaty with ALIC through which it primarily cedes re-investment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses (see Note 4).

  INCOME TAXES

   The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, DAC, differences in tax bases of invested assets and insurance reserves. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

   The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary health products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses (see Note 8). These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in accumulated other comprehensive income.

  CONTRACTHOLDER FUNDS

   Contractholder funds represent interest-bearing liabilities arising from the sale of products, such as interest-sensitive life and fixed annuities. Contractholder funds are comprised primarily of deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses (see Note 8). Contractholder funds also include reserves for certain guarantees on reinsured variable annuity contracts.

  SEPARATE ACCOUNTS

   Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

   Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. All of the Company's variable annuity business was reinsured to Prudential beginning in 2006.

  ADOPTED ACCOUNTING STANDARDS

  Recognition and Presentation of Other-Than-Temporary Impairments

   In April 2009, the FASB issued new accounting guidance for the recognition of other-than-temporary impairments ("OTTI") of debt securities. If the fair value of a debt security is less than its amortized cost basis at the reporting date, an entity shall assess whether the impairment is an OTTI. When an entity intends to sell an impaired security or more likely than not will be required to sell an impaired security before recovery of its amortized cost basis, an OTTI is recognized in earnings. If the entity does not expect to recover the entire amortized cost basis of an impaired debt security, even if it does not intend to sell the security and it is not more likely than not that it would be required to sell the security before recovery of its amortized cost basis, the entity must consider, based upon an estimate of the present value of cash flows expected to be collected on the debt security as compared to its amortized cost basis, whether a credit loss exists. The portion of the total OTTI related to a credit loss shall be recognized in earnings while the portion of the total OTTI related to factors other than credit shall be recognized in OCI. The statement of operations is required to present the total OTTI with an offset for the amount of the total OTTI that is recognized in OCI. The statement disclosing accumulated other comprehensive income ("AOCI") is required to separately present amounts recognized for debt securities for which a portion of an OTTI has been recognized in earnings.

   The new guidance expands disclosure requirements for both debt and equity securities and requires a more detailed, risk-oriented breakdown of security types and related information. In addition, new disclosures are required about significant inputs used in determining credit losses as well as a rollforward of credit losses. The disclosures are not required for earlier periods presented for comparative purposes. The new guidance applies to existing and new investments held as of the beginning of the period of adoption.

   The Company adopted the provisions of the new guidance as of April 1, 2009. The adoption resulted in the reclassification of $44.9 million of previously recorded OTTI write-downs from retained income to unrealized capital losses. The cumulative effect of adoption, net of related DAC, DSI and tax adjustments, was an increase in retained income of $20.4 million and a decrease in unrealized net capital gains and losses of $20.4 million. The adoption did not have an impact on the Company's Statement of Operations and Comprehensive Income. The effect of the adoption on net income for the 2009 period after adoption is not determinable. The accounting standard incorporates management's intent as a critical component to the determination of the amount recorded and this assessment process was changed as of April 1, 2009 to an intent to sell model from an intent to hold model.

  Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

   In April 2009, the FASB issued new accounting guidance relating to fair value measurements to provide additional guidance for estimating fair value when the volume and level of activity for an asset or liability have significantly decreased. Guidance on identifying circumstances that indicate a transaction is not orderly is also provided. If it is concluded that there has been a significant decrease in the volume and level of market activity for an asset or liability in relation to normal market activity, transaction or quoted prices may not be determinative of fair value and further analysis of transaction or quoted prices may be necessary. Determination of whether a transaction is orderly is based on the weight of relevant evidence.

   The disclosure requirements are expanded to include the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs during the reporting period. Disclosures of assets and liabilities measured at fair value are to be presented by major security type. Disclosures are not required for earlier periods presented for comparative purposes. Revisions resulting from a change in valuation technique or its application shall be accounted for as a change in accounting estimate and disclosed, along with the total effect of the change in valuation technique and related inputs, if practicable, by major category. The Company adopted the provisions of the new guidance as of April 1, 2009. The adoption had no effect on the Company's results of operations or financial position.

  Disclosures about Derivative Instruments and Hedging Activities

   In March 2008, the FASB issued new accounting guidance, which amends and expands the disclosure requirements for derivatives. The new disclosures are designed to enhance the understanding of how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position, results of operations, and cash flows. The standard requires quantitative disclosures about the potential cash outflows associated with the triggering of credit-risk-contingent features, if any; tabular disclosures about the classification and fair value amounts of derivative instruments reported in the statement of financial position; disclosure of the location and amount of gains and losses on derivative instruments reported in the statement of operations; and qualitative information about how and why an entity uses derivative instruments and how derivative instruments and related hedged items affect the entity's financial statements. Disclosures are not required for earlier periods presented for comparative purposes. The new guidance affects disclosures only and therefore the adoption as of March 31, 2009 had no impact on the Company's results of operations or financial position.

  PENDING ACCOUNTING STANDARD

  Disclosures about Fair Value Measurements

   In January 2010, the FASB issued new accounting guidance which expands disclosure requirements relating to fair value measurements. The guidance adds requirements for disclosing amounts of and reasons for significant transfers into and out of Levels 1 and 2 and requires gross rather than net disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. The guidance also provides clarification that fair value measurement disclosures are required for each class of assets and liabilities. Disclosures about the valuation techniques and inputs used to measure fair value for measurements that fall in either Level 2 or Level 3 are also required. The new disclosures and clarifications of existing disclosures are effective for periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements, which are required for fiscal years beginning after December 15, 2010. Disclosures are not required for earlier periods presented for comparative purposes. The new guidance affects disclosures only and therefore its adoption will have no impact on the Company's results of operations or financial position.

3. SUPPLEMENTAL CASH FLOW INFORMATION

   Non-cash investment exchanges, including modifications of certain fixed income securities, totaled $53.6 million and $162 thousand for the years ended December 31, 2009 and 2007, respectively. There were no non-cash investment exchanges or modifications in 2008.

   Liabilities for collateral received in conjunction with the Company's securities lending business activities were $149.4 million, $117.3 million and $198.1 million at December 31, 2009, 2008 and 2007, respectively, and are reported in other liabilities and accrued expenses in the Statements of Financial Position. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended
December 31 are as follows:

                                                  2009       2008       2007
($ IN THOUSANDS)                               ---------  ---------  ---------
NET CHANGE IN PROCEEDS MANAGED
Net change in fixed income securities......... $      --  $  36,778  $ (73,464)
Net change in short-term investments..........   (32,065)    44,063     74,812
                                               ---------  ---------  ---------
   Operating cash flow (used) provided........ $ (32,065) $  80,841  $   1,348
                                               =========  =========  =========

NET CHANGE IN LIABILITIES
Liabilities for collateral, beginning of year. $(117,297) $(198,138) $(199,486)
Liabilities for collateral, end of year.......  (149,362)  (117,297)  (198,138)
                                               ---------  ---------  ---------
   Operating cash flow provided (used)........ $  32,065  $ (80,841) $  (1,348)
                                               =========  =========  =========

   In 2009, the Company sold mortgage loans with a carrying value of $8.3 million to an affiliate in exchange for a note receivable with a principal sum equal to the mortgage loans (see Note 4). In addition, in 2009, a payable associated with postretirement benefit obligations due to AIC totaling $606 thousand was forgiven. The forgiveness of the payable reflects a non-cash financing activity.

4. RELATED PARTY TRANSACTIONS

  BUSINESS OPERATIONS

   The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company (see Note 14) were $50.4 million, $54.3 million and $54.5 million in 2009, 2008 and 2007, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

  STRUCTURED SETTLEMENT ANNUITIES

   The Company issued $9.1 million, $12.9 million and $12.7 million of structured settlement annuities, a type of immediate annuity, in 2009, 2008 and 2007, respectively, at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $806 thousand, $866 thousand and $1.5 million relate to structured settlement annuities with life contingencies and are included in premium income for 2009, 2008 and 2007, respectively.

   In most cases, these annuities were issued under a "qualified assignment" whereby prior to July 1, 2001 Allstate Settlement Corporation ("ASC"), and on and subsequent to July 1, 2001 Allstate Assignment Corporation ("AAC"), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC's obligation to make future payments.

   Reserves recorded by the Company for annuities issued to ASC and AAC, including annuities to fund structured settlements in matters involving AIC, were $1.99 billion and $1.97 billion at December 31, 2009 and 2008, respectively.

  BROKER-DEALER AGREEMENTS

   The Company has a service agreement with Allstate Distributors, LLC. ("ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets the fixed annuities sold by the Company to unaffiliated financial services firms. In return for these services, the Company recorded commission expense of $2.5 million, $4.1 million and $4.0 million for the years ended December 31, 2009, 2008 and 2007, respectively.

   The Company receives distribution services from Allstate Financial Services, LLC ("AFS"), an affiliated broker-dealer company, for certain variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred $358 thousand, $838 thousand and $971 thousand of commission and other distribution expenses for the years ending December 31, 2009, 2008 and 2007, respectively.

  REINSURANCE TRANSACTIONS

   The Company has reinsurance agreements with unaffiliated reinsurers and ALIC in order to limit aggregate and single exposure on large risks. A portion of the Company's premiums and policy benefits are ceded to ALIC and reflected net of such reinsurance in the Statements of Operations and Comprehensive Income. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. The Company continues to have primary liability as the direct insurer for risks reinsured (see Note 9).

   In 2008, additional expenses were recorded relating to a rescission of reinsurance coverage due to the nonpayment of premium for certain traditional and interest-sensitive life insurance policies reinsured to ALIC in accordance with an agreement between the Company and ALIC (the "rescission"). The rescission resulted in a reduction to 2008 net income of $4.1 million, which included contract benefits of $7.1 million, accretion of DAC of $876 thousand and an income tax benefit of $2.2 million. The Company paid $8.7 million to ALIC in order to return amounts previously received from ALIC for ceded contract benefits on policies subject to the rescission of coverage.

   The Company has a reinsurance treaty through which it primarily cedes re-investment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company's investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $3.4 million, $3.3 million and $3.2 million for the years ended December 31, 2009, 2008 and 2007, respectively. At December 31, 2009 and 2008, the carrying value of the structured settlement reinsurance treaty was $(5.1) million and $(1.8) million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses on the Statements of Operations and Comprehensive Income as the treaty is recorded as a derivative instrument.

  INTERCOMPANY LOAN AGREEMENT

   The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Corporation may use commercial paper borrowings, bank lines of credit and repurchase agreements to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement at December 31, 2009 and 2008.

  NOTE RECEIVABLE-INVESTMENT SALE

   In September 2009, in accordance with an asset purchase agreement between the Company and Road Bay Investments, LLC ("RBI"), a subsidiary of ALIC, the Company sold to RBI mortgage loans with a carrying value of $8.3 million on the date of sale. As payment, RBI issued a 7.00% note due September 25, 2016 to the Company for the same amount. As security for the performance of RBI's obligations under the agreement and note, RBI granted a pledge of and security interest in RBI's right, title and interest in the mortgage loans and their proceeds. The note due from RBI is classified as other investments in the Statements of Financial Position. In 2009, the Company recorded net investment income of $154 thousand on the note due from RBI.

  INVESTMENT PURCHASE

   In September 2008, the Company purchased investments from its parent ALIC. The Company paid $199.1 million in cash for the investments, which included fixed income securities with a fair value on the date of sale of $197.5 million and $1.6 million of accrued investment income. Since the transaction was between affiliates under common control, the fixed income securities were recorded at the amortized cost basis on the date of sale of

$200.8 million. The difference between the fair value and the amortized cost basis of these investments on the date of sale, was recorded as an increase to retained income of $2.1 million after-tax ($3.3 million pre-tax).

  INCOME TAXES

   The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

  POSTRETIREMENT BENEFIT PLANS

   Effective September 30, 2009, the Corporation became the sponsor of a group medical plan and a group life insurance plan to provide covered benefits to certain retired employees ("postretirement benefits"). Prior to September 30, 2009, AIC was the sponsor of these plans. In connection with the change in the sponsorship, amounts payable by the Company to the previous plan sponsor, AIC, totaling $606 thousand were forgiven. The forgiveness of this liability was recorded as an increase in additional capital paid-in of $529 thousand and an increase to retained income of $77 thousand.

5. INVESTMENTS

  FAIR VALUES

   The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

                                                GROSS UNREALIZED
  ($ IN THOUSANDS)                  AMORTIZED  ------------------    FAIR
                                      COST      GAINS     LOSSES     VALUE
  -                                 ---------- -------- ---------  ----------
  AT DECEMBER 31, 2009
  U.S. government and agencies..... $  534,590 $ 51,977 $    (365) $  586,202
  Municipal........................    929,688   12,502   (63,780)    878,410
  Corporate........................  3,173,030  158,579   (60,407)  3,271,202
  Foreign government...............    241,141   50,715    (1,000)    290,856
  RMBS.............................    666,118   11,539   (25,985)    651,672
  CMBS.............................    472,835    1,884  (127,978)    346,741
  ABS..............................     46,588        5    (6,549)     40,044
  Redeemable preferred stock.......      9,245       --      (607)      8,638
                                    ---------- -------- ---------  ----------
     Total fixed income securities. $6,073,235 $287,201 $(286,671) $6,073,765
                                    ========== ======== =========  ==========

  AT DECEMBER 31, 2008
  U.S. government and agencies..... $  676,655 $241,196 $    (120) $  917,731
  Municipal........................    462,664    4,442   (81,725)    385,381
  Corporate........................  3,158,588   55,307  (326,758)  2,887,137
  Foreign government...............    262,307  109,235        --     371,542
  RMBS.............................    456,452    9,953   (26,360)    440,045
  CMBS.............................    721,707       --  (252,839)    468,868
  ABS..............................     28,788       --    (8,586)     20,202
  Redeemable preferred stock.......      9,290       --    (3,831)      5,459
                                    ---------- -------- ---------  ----------
     Total fixed income securities. $5,776,451 $420,133 $(700,219) $5,496,365
                                    ========== ======== =========  ==========

  SCHEDULED MATURITIES

   The scheduled maturities for fixed income securities are as follows at December 31, 2009:

                                                 AMORTIZED    FAIR
                                                   COST       VALUE
         ($ IN THOUSANDS)                        ---------- ----------
         Due in one year or less................ $  144,768 $  146,996
         Due after one year through five years..  1,602,668  1,662,456
         Due after five years through ten years.  1,255,890  1,357,590
         Due after ten years....................  2,357,203  2,215,007
                                                 ---------- ----------
                                                  5,360,529  5,382,049
         RMBS and ABS...........................    712,706    691,716
                                                 ---------- ----------
            Total............................... $6,073,235 $6,073,765
                                                 ========== ==========

   Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on RMBS and ABS, they are not categorized by contractual maturity. The CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk.

  NET INVESTMENT INCOME

   Net investment income for the years ended December 31 is as follows:

                                              2009      2008      2007
      ($ IN THOUSANDS)                      --------  --------  --------
      Fixed income securities.............. $338,563  $362,671  $358,547
      Mortgage loans.......................   36,658    41,949    40,916
      Equity securities....................    1,751        --        --
      Short-term and other.................    5,038    12,949    14,487
                                            --------  --------  --------
         Investment income, before expense.  382,010   417,569   413,950
         Investment expense................   (9,615)  (14,638)  (27,212)
                                            --------  --------  --------
             Net investment income......... $372,395  $402,931  $386,738
                                            ========  ========  ========

  REALIZED CAPITAL GAINS AND LOSSES

   Realized capital gains and losses by security type for the years ended December 31 are as follows:

                                               2009      2008      2007
       ($ IN THOUSANDS)                      --------  --------  -------
       Fixed income securities.............. $114,122  $(55,775) $ 3,614
       Mortgage loans.......................   (5,327)   (2,049)     (86)
       Equity securities....................      110        --       --
       Derivatives..........................   36,526   (19,381)  (4,359)
       Other................................       37        --       --
                                             --------  --------  -------
          Realized capital gains and losses. $145,468  $(77,205) $  (831)
                                             ========  ========  =======

   Realized capital gains and losses by transaction type for the years ended December 31 are as follows:

                                               2009       2008      2007
     ($ IN THOUSANDS)                        --------  ---------  -------
     Impairment write-downs/(1)/............ $(30,255) $ (38,528) $    --
     Change in intent write-downs/(2)/......  (20,821)   (79,262)  (6,793)
                                             --------  ---------  -------
     Net OTTI losses recognized in earnings.  (51,076)  (117,790)  (6,793)
     Sales..................................  160,294     59,966   10,321
     Valuation of derivative instruments....   29,831    (29,525)  (8,166)
     Settlement of derivative instruments...    6,419     10,144    3,807
                                             --------  ---------  -------
        Realized capital gains and losses... $145,468  $ (77,205) $  (831)
                                             ========  =========  =======

--------
(1)Beginning April 1, 2009 for fixed income securities, impairment write-downs reflect the credit loss component of issue specific other-than-temporary declines in fair value where the amortized cost basis is not expected to be entirely recovered. For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, impairment write-downs reflect issue specific other-than-temporary declines in fair value, including instances where the Company could not reasonably assert that the recovery period would be temporary.
(2)Beginning April 1, 2009 for fixed income securities, change in intent write-downs reflect instances where the Company has made a decision to sell the security or it is more likely than not the Company will be required to sell the security before recovery of its amortized cost basis. For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, change in intent write-downs reflect instances where the Company could not assert a positive intent to hold until recovery.

   Gross gains of $180.8 million, $62.4 million and $2.9 million and gross losses of $23.1 million, $8.8 million and $6.3 million were realized on sales of fixed income securities during 2009, 2008 and 2007, respectively.

   Other-than-temporary impairment losses by asset type for the year ended December 31 are as follows:

                                                           2009
     ($ IN THOUSANDS)                          ---------------------------
                                                         INCLUDED
                                                 TOTAL    IN OCI     NET
     -                                         --------  -------- --------
     Fixed income securities:
        Municipal............................. $ (2,298) $    --  $ (2,298)
        Corporate.............................  (17,993)    (938)  (18,931)
        RMBS..................................   (6,494)   3,895    (2,599)
        CMBS..................................  (19,458)  (1,826)  (21,284)
                                               --------  -------  --------
            Total fixed income securities.....  (46,243)   1,131   (45,112)
     Mortgage loans...........................   (5,950)      --    (5,950)
     Equity securities........................      (14)      --       (14)
                                               --------  -------  --------
     Other-than-temporary impairment losses... $(52,207) $ 1,131  $(51,076)
                                               ========  =======  ========

   The total amount of other-than-temporary impairment losses included in accumulated other comprehensive income for fixed income securities at December 31, 2009, which were not included in earnings, are presented in the following table. The amount excludes $8.7 million of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.

                          ($ IN THOUSANDS)
                             Corporate..... $ (1,197)
                             RMBS..........  (11,296)
                                            --------
                               Total....... $(12,493)
                                            ========

   A rollforward of the amount recognized in earnings related to credit losses for fixed income securities is presented in the following table.

($ IN THOUSANDS)
Beginning balance of cumulative credit loss for securities held at April 1, 2009........ $(33,493)
Additional credit loss for securities previously other-than-temporarily impaired........   (3,328)
Additional credit loss for securities not previously other-than-temporarily impaired....  (17,665)
Reduction in credit loss for securities disposed or collected...........................   28,993
Reduction in credit loss for securities other-than-temporarily impaired to fair value...       --
Change in credit loss due to accretion of increase in cash flows and time value of cash
  flows for securities previously other-than-temporarily impaired.......................       --
                                                                                         --------
Ending balance at December 31, 2009..................................................... $(25,493)
                                                                                         ========

   The Company uses its best estimate of future cash flows expected to be collected from the fixed income security discounted at the security's original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition of the issue or issuer(s), expected defaults, expected recoveries, the value of underlying collateral and current subordination levels, vintage, geographic concentration, available reserves or escrows, third party guarantees and other credit enhancements. Additionally, other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The unrealized loss deemed to be related to factors other than credit remains classified in OCI. If the Company determines that the fixed income security does not have sufficient cash flow or other information to determine a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and is recorded in earnings.

UNREALIZED NET CAPITAL GAINS AND LOSSES

   Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

                                                                   GROSS UNREALIZED
                                                         FAIR     ------------------  UNREALIZED NET
                                                         VALUE     GAINS     LOSSES   GAINS (LOSSES)
($ IN THOUSANDS)                                       ---------- -------- ---------  --------------
AT DECEMBER 31, 2009
Fixed income securities/(1)/.......................... $6,073,765 $287,201 $(286,671)    $    530
Equity securities.....................................    123,311   23,143        --       23,143
Short-term investments................................    348,453        1        (4)          (3)
Derivative instruments................................         --      309        --          309
                                                                                         --------
   Unrealized net capital gains and losses, pre-tax...                                     23,979

Amounts recognized for:
   Insurance reserves/(2)/............................                                    (40,551)
   DAC and DSI/(3)/...................................                                     53,572
                                                                                         --------
   Amounts recognized.................................                                     13,021
   Deferred income taxes..............................                                    (12,950)
                                                                                         --------
   Unrealized net capital gains and losses, after-tax.                                   $ 24,050
                                                                                         ========

--------
(1)Unrealized net capital gains and losses for fixed income securities as of December 31, 2009 comprises $(3.8) million related to unrealized net capital losses on fixed income securities with OTTI and $4.3 million related to other unrealized net capital gains and losses.
(2)The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although the Company evaluates premium deficiencies on the combined performance of life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.
(3)The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

                                                                   GROSS UNREALIZED
                                                         FAIR     ------------------  UNREALIZED NET
                                                         VALUE     GAINS     LOSSES   GAINS (LOSSES)
AT DECEMBER 31, 2008                                   ---------- -------- ---------  --------------
Fixed income securities............................... $5,496,365 $420,133 $(700,219)   $(280,086)
Short-term investments................................    409,802       77       (12)          65
Derivative instruments................................      1,749    1,749        --        1,749
                                                                                        ---------
   Unrealized net capital gains and losses, pre-tax...                                   (278,272)

Amounts recognized for:
   Insurance reserves.................................                                   (155,935)
   DAC and DSI........................................                                    266,647
                                                                                        ---------
   Amounts recognized.................................                                    110,712
   Deferred income taxes..............................                                     58,646
                                                                                        ---------
   Unrealized net capital gains and losses, after-tax.                                  $(108,914)
                                                                                        =========

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

   The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

                                                                2009       2008      2007
($ IN THOUSANDS)                                             ---------  ---------  --------
Fixed income securities..................................... $ 280,616  $(622,315) $ (2,683)
Equity securities...........................................    23,143         --        --
Short-term investments......................................       (68)        65        --
Derivative instruments......................................    (1,440)     2,515       126
                                                             ---------  ---------  --------
   Total....................................................   302,251   (619,735)   (2,557)

Amounts recognized for:
   Insurance reserves.......................................   115,384    105,911   (26,190)
   DAC and DSI..............................................  (213,075)   245,975     8,978
                                                             ---------  ---------  --------
       (Decrease) increase in amounts recognized............   (97,691)   351,886   (17,212)
   Deferred income taxes....................................   (71,596)    93,747     6,919
                                                             ---------  ---------  --------
   Increase (decrease) in unrealized net capital gains and
     losses................................................. $ 132,964  $(174,102) $(12,850)
                                                             =========  =========  ========

  PORTFOLIO MONITORING

   The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

   For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made a decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is deemed other than temporary and is recorded in earnings.

   If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates if it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security by comparing the estimated recovery value calculated by discounting the best estimate of future cash flows at the security's original or current effective rate, as appropriate, with the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss deemed to be related to other factors and recognized in OCI.

   For equity securities, the Company considers various factors, including whether the Company has the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis. Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the equity security's decline in fair value is considered other than temporary and is recorded in earnings. For equity securities managed by a third party, the Company has contractually retained its decision making authority as it pertains to selling equity securities that are in an unrealized loss position.

   The Company's portfolio monitoring process includes a quarterly review of all securities through a screening process which identifies instances where the fair value compared to amortized cost for fixed income securities and cost for equity securities is below established thresholds, and also includes the monitoring of other criteria such as ratings, ratings downgrades or payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company's evaluation of other-than-temporary impairment for these fixed income and equity securities are assumptions and estimates about the financial condition of the issue or issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the length of time and extent to which the fair value has been less than amortized cost for fixed income securities, or cost for equity securities; 2) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; and 3) the specific reasons that a security is in a significant unrealized loss position, including overall market conditions which could affect liquidity.

   The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position. There are no equity securities with gross unrealized losses as of December 31, 2009.

                                           LESS THAN 12 MONTHS             12 MONTHS OR MORE
                                     ------------------------------  ----------------------------    TOTAL
                                     NUMBER OF   FAIR     UNREALIZED NUMBER OF  FAIR    UNREALIZED UNREALIZED
                                      ISSUES     VALUE      LOSSES    ISSUES    VALUE     LOSSES     LOSSES
($ IN THOUSANDS)                     --------- ---------- ---------- --------- -------- ---------- ----------
AT DECEMBER 31, 2009
Fixed income securities
   U.S. government and agencies.....      9    $  209,201 $    (365)     --    $     -- $      --  $    (365)
   Municipal........................     31       258,153    (8,197)     46     244,537   (55,583)   (63,780)
   Corporate........................     83       401,910   (11,534)     77     343,942   (48,873)   (60,407)
   Foreign government...............      3        36,618    (1,000)     --          --        --     (1,000)
   RMBS.............................     24        68,199    (1,158)     41      81,536   (24,827)   (25,985)
   CMBS.............................      3        20,648      (339)     34     239,448  (127,639)  (127,978)
   ABS..............................      6        20,200      (105)      3      17,776    (6,444)    (6,549)
   Redeemable preferred stock.......     --            --        --       1       8,639      (607)      (607)
                                        ---    ---------- ---------     ---    -------- ---------  ---------
Total fixed income securities/(1)/..    159    $1,014,929 $ (22,698)    202    $935,878 $(263,973) $(286,671)
                                        ===    ========== =========     ===    ======== =========  =========
Investment grade fixed income
 securities.........................    151    $  995,984 $ (19,518)    150    $837,804 $(227,091) $(246,609)
Below investment grade fixed income
 securities.........................      8        18,945    (3,180)     52      98,074   (36,882)   (40,062)
                                        ---    ---------- ---------     ---    -------- ---------  ---------
Total fixed income securities.......    159    $1,014,929 $ (22,698)    202    $935,878 $(263,973) $(286,671)
                                        ===    ========== =========     ===    ======== =========  =========
AT DECEMBER 31, 2008
Fixed income securities
   U.S. government and agencies.....      1    $   24,844 $    (120)     --    $     -- $      --  $    (120)
   Municipal........................     62       273,931   (75,612)      4      17,482    (6,113)   (81,725)
   Corporate........................    369     1,526,621  (204,006)    103     369,897  (122,752)  (326,758)
   RMBS.............................     13        43,388    (7,479)     37      61,209   (18,881)   (26,360)
   CMBS.............................     69       410,165  (112,645)     19      52,917  (140,194)  (252,839)
   ABS..............................      1         6,185    (2,651)      3      14,015    (5,935)    (8,586)
   Redeemable preferred stock.......      1         5,458    (3,831)     --          --        --     (3,831)
                                        ---    ---------- ---------     ---    -------- ---------  ---------
Total fixed income securities.......    516    $2,290,592 $(406,344)    166    $515,520 $(293,875) $(700,219)
                                        ===    ========== =========     ===    ======== =========  =========
Investment grade fixed income
 securities.........................    472    $2,209,606 $(386,500)    139    $476,712 $(275,226) $(661,726)
Below investment grade fixed income
 securities.........................     44        80,986   (19,844)     27      38,808   (18,649)   (38,493)
                                        ---    ---------- ---------     ---    -------- ---------  ---------
Total fixed income securities.......    516    $2,290,592 $(406,344)    166    $515,520 $(293,875) $(700,219)
                                        ===    ========== =========     ===    ======== =========  =========

--------
(1)Gross unrealized losses resulting from factors other than credit on fixed income securities with other-than-temporary impairments for which the Company has recorded a credit loss in earnings total $464 thousand for the less than 12 month category and $6.1 million for the 12 months or greater category.

   As of December 31, 2009, $80.8 million of unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $80.8 million, $76.0 million are related to unrealized losses on investment grade fixed income securities. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"), Fitch, Dominion or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available, which is consistent with the National Association of Insurance Commissioners ("NAIC") rating. Unrealized losses on investment grade securities are principally related to rising interest rates or changes in credit spreads since the securities were acquired.

   As of December 31, 2009, the remaining $205.9 million of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost. Investment grade securities comprising $170.6 million of these unrealized losses were evaluated based on factors such as discounted cash flows, the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations, such as recent financings or bank loans, cash flows from operations, collateral or the position of a subsidiary with respect to its parent's bankruptcy. Of the $205.9 million, $35.3 million are related to below investment grade fixed income securities. Of this amount, $29.1 million had been in an unrealized loss position for a period of twelve or more consecutive months as of December 31, 2009. Unrealized losses on below investment grade securities are principally related to RMBS and CMBS and were the result of wider credit spreads than at initial purchase which was largely due to the impact of macroeconomic conditions and credit market deterioration on real estate valuations. Securities in an unrealized loss position were evaluated based on discounted cash flows and credit ratings, as well as the performance of the underlying collateral relative to the securities' positions in the securities' respective capital structure. RMBS and ABS in an unrealized loss position were evaluated with credit enhancements from bond insurers where applicable. Municipal bonds in an unrealized loss position were evaluated based on the quality of the underlying security, as well as with credit enhancements from bond insurers, where applicable.

   As of December 31, 2009, the Company has not made a decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.

  MORTGAGE LOAN IMPAIRMENT

   A mortgage loan is impaired when it is probable that the Company will not collect the contractual principal and interest. The net carrying value of impaired loans at December 31, 2009 and 2008 was $24.0 million and $3.4 million, respectively. Total valuation allowances of $4.3 million and $449 thousand were held on impaired loans at December 31, 2009 and 2008, respectively. The Company recognized $5.3 million and $449 thousand of realized capital losses related to increases in the valuation allowances on impaired loans for the years ended December 31, 2009 and 2008, respectively. There were no valuation allowances prior to December 31, 2008. Realized capital losses recognized on mortgage loans held for sale totaled $686 thousand, $2.0 million and $2.4 million for the years ended December 31, 2009, 2008 and 2007, respectively.

   Interest income for impaired loans is recognized on an accrual basis if payments are expected to continue to be received. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. The Company recognized interest income on impaired loans of $598 thousand and $202 thousand during 2009 and 2008, respectively. The average balance of impaired loans was $17.0 million and $1.9 million during 2009 and 2008, respectively. There were no impaired loans in 2007.

  INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS

   The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company's portfolio. No other state represents more than 5% of the portfolio at December 31.

                                                          2009  2008
          (% OF MUNICIPAL BOND PORTFOLIO CARRYING VALUE)  ----  ----
                           California.................... 21.7% 25.6%
                           Texas......................... 10.8  10.9
                           Illinois......................  8.7   1.8
                           Delaware......................  3.1   7.0
                           Virginia......................  1.8   5.4

   The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company's mortgage portfolio. No other state represented more than 5% of the portfolio at December 31.

                                                             2009  2008
        (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)  ----  ----
                           California....................... 24.8% 22.1%
                           Illinois......................... 13.9  11.9
                           Arizona..........................  7.0   5.5
                           Pennsylvania.....................  7.0   8.8
                           New Jersey.......................  5.0   6.1
                           Ohio.............................  4.8   5.0
                           New York.........................  3.8   5.5
                           Texas............................  2.8   5.3

   The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

                                                             2009   2008
       (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)  -----  -----
                       Warehouse...........................  39.8%  34.0%
                       Office buildings....................  31.4   28.7
                       Retail..............................  15.7   19.5
                       Apartment complex...................  10.0   15.3
                       Other...............................   3.1    2.5
                                                            -----  -----
                          Total............................ 100.0% 100.0%
                                                            =====  =====

   The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2009 for loans that were not in foreclosure are as follows:

                                    NUMBER OF CARRYING
                                      LOANS    VALUE   PERCENT
                  ($ IN THOUSANDS)  --------- -------- -------
                    2010...........     11    $ 58,607   10.8%
                    2011...........     15      66,925   12.3
                    2012...........      9      41,087    7.6
                    2013...........     14      64,671   11.9
                    Thereafter.....     63     311,717   57.4
                                       ---    --------  -----
                       Total.......    112    $543,007  100.0%
                                       ===    ========  =====

   In 2009, $39.2 million of commercial mortgage loans were contractually due. Of these 87% were paid as due and 13% were extended generally for less than one year. As of December 31, 2009, the Company has $4.8 million of delinquent loans that are not in the process of foreclosure. None were in the process of refinancing or restructuring discussions.

  CONCENTRATION OF CREDIT RISK

   At December 31, 2009, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of shareholder's equity.

  SECURITIES LOANED

   The Company's business activities include securities lending programs with third parties, mostly large banks. At December 31, 2009 and 2008, fixed income securities with a carrying value of $145.0 million and $113.6 million, respectively, were on loan under these agreements. In return, the Company receives cash that it invests and includes in short-term investments and fixed income securities, with an offsetting liability recorded in other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was $681 thousand, $5.1 million and $1.4 million, for the years ending December 31, 2009, 2008 and 2007, respectively.

  OTHER INVESTMENT INFORMATION

   Included in fixed income securities are below investment grade assets totaling $227.4 million and $139.7 million at December 31, 2009 and 2008, respectively.

   At December 31, 2009, fixed income securities and short-term investments with a carrying value of $2.6 million were on deposit with regulatory authorities as required by law.

   At December 31, 2009, the carrying value of fixed income securities that were non-income producing was $5 thousand. No other investments were non-income producing at December 31, 2009

6. FAIR VALUE OF ASSETS AND LIABILITIES

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies.

   The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:  Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2:  Assets and liabilities whose values are based on the following:
          a)Quoted prices for similar assets or liabilities in active markets;
          b)Quoted prices for identical or similar assets or liabilities in markets that are not active; or
          c)Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3:  Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the assets and liabilities.

   The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2, or from Level 2 to Level 3.

   Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the financial statements. As of December 31, 2009, 85.2% of total assets are measured at fair value and 0.3% of total liabilities are measured at fair value.

  Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level 1 measurements

    . Fixed income securities: Comprise U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

    . Equity securities: Comprise indexed-based securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

    . Short-term: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

    . Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 2 measurements

    .  Fixed income securities:

       U.S. government and agencies: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

       Municipal: Externally rated municipals are valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

       Corporate, including privately placed: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active. Also includes privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

       Foreign government; RMBS--U.S. government sponsored entities ("U.S. Agency"), Prime residential mortgage-backed securities ("Prime") and Alt-A residential mortgage-backed securities ("Alt-A"); ABS; Redeemable preferred stock: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

       CMBS: Valuation is principally based on inputs including quoted prices for identical or similar assets in markets that are not active.

    . Short-term: Commercial paper and other short-term investments are valued based on quoted prices for identical or similar assets in markets that are not active or amortized cost.

    . Other investments: Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.

       Over-the-counter ("OTC") derivatives, including interest rate swaps and foreign currency swaps, are valued using models that rely on inputs such as interest rate yield curves, currency rates and adjustment for counterparty credit risks that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

Level 3 measurements

    .  Fixed income securities:

       Municipal: Auction rate securities ("ARS") backed by student loans that have become illiquid due to failures in the auction market are valued based on a discounted cash flow model with certain inputs to the valuation model that are significant to the valuation, but are not market observable, including estimates of future coupon rates if auction failures continue, maturity assumptions, and illiquidity premium. Municipal bonds that are not rated by third party credit rating agencies but are generally rated by the NAIC are valued based on valuation models that are widely accepted in the financial services industry and are categorized as Level 3 as a result of the significance of non-market observable inputs, which may include projections of future cash flows.

       Corporate, including privately placed: Valued based on non-binding broker quotes or based on models that are widely accepted in the financial services industry with certain inputs to the valuation model that are significant to the valuation, but are not market observable.

       RMBS--Subprime residential mortgage-backed securities ("Subprime") and Alt-A: Subprime and certain Alt-A are principally valued based on inputs including quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements. Certain Subprime and Alt-A are valued based on non-binding broker quotes. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, Subprime and certain Alt-A are categorized as Level 3.

       CMBS: Valued based on inputs including quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, certain CMBS are categorized as Level 3.

       ABS--Collateralized debt obligations ("CDO"): Valued based on non-binding broker quotes received from brokers who are familiar with the investments. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, all CDO are categorized as Level 3.

    . Other investments: Certain OTC derivatives, such as interest rate caps, are valued using valuation models that are widely accepted in the financial services industry. Non-market observable inputs such as volatility assumptions may be significant to the valuation of the instruments.

    . Other assets: Includes a structured settlement annuity reinsurance agreement accounted for as a derivative instrument. Valued internally utilizing a model that uses interest rate and volatility assumptions to generate stochastically determined cash flows. This item is categorized as Level 3 as a result of the significance of non-market observable inputs.

    . Contractholder funds: Derivatives embedded in certain annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models use stochastically determined cash flows based on the contractual elements of embedded derivatives and other applicable market data. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

  Assets and liabilities measured at fair value on a non-recurring basis

   Mortgage loans written-down to fair value in connection with recognizing other-than-temporary impairments are valued using valuation models that are widely accepted in the financial services industry. Inputs to the valuation models include non-market observable inputs such as credit spreads.

   The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2009:

                                                QUOTED PRICES SIGNIFICANT
                                                  IN ACTIVE      OTHER    SIGNIFICANT  COUNTERPARTY
                                                 MARKETS FOR  OBSERVABLE  UNOBSERVABLE   AND CASH   BALANCE AS OF
                                                  IDENTICAL     INPUTS       INPUTS     COLLATERAL  DECEMBER 31,
                                                  (LEVEL 1)    (LEVEL 2)   (LEVEL 3)     NETTING        2009
($ IN THOUSANDS)                                ------------- ----------- ------------ ------------ -------------
ASSETS:
   Fixed income securities:
       U.S. government and agencies............  $  335,264   $  250,938    $     --                 $  586,202
       Municipal...............................          --      754,667     123,743                    878,410
       Corporate...............................          --    3,069,927     201,275                  3,271,202
       Foreign government......................          --      290,856          --                    290,856
       RMBS....................................          --      612,548      39,124                    651,672
       CMBS....................................          --      173,647     173,094                    346,741
       ABS.....................................          --       22,268      17,776                     40,044
       Redeemable preferred stock..............          --        8,638          --                      8,638
                                                 ----------   ----------    --------                 ----------
          Total fixed income securities........     335,264    5,183,489     555,012                  6,073,765
   Equity securities...........................     123,311           --          --                    123,311
   Short-term investments......................      11,247      337,206          --                    348,453
   Other investments:
       Free-standing derivatives...............          --          368       2,013      $(344)          2,037
   Separate account assets.....................     587,044           --          --                    587,044
   Other assets................................          --           --      (5,059)                    (5,059)
                                                 ----------   ----------    --------      -----      ----------
       TOTAL RECURRING BASIS ASSETS............   1,056,866    5,521,063     551,966       (344)      7,129,551
   Non-recurring basis/(1)/....................          --           --      13,861                     13,861
                                                 ----------   ----------    --------      -----      ----------
TOTAL ASSETS AT FAIR VALUE.....................  $1,056,866   $5,521,063    $565,827      $(344)     $7,143,412
                                                 ==========   ==========    ========      =====      ==========
% of total assets at fair value................        14.8%        77.3%        7.9%        --           100.0%

                                             QUOTED PRICES SIGNIFICANT
                                               IN ACTIVE      OTHER    SIGNIFICANT  COUNTERPARTY
                                              MARKETS FOR  OBSERVABLE  UNOBSERVABLE   AND CASH   BALANCE AS OF
                                               IDENTICAL     INPUTS       INPUTS     COLLATERAL  DECEMBER 31,
                                               (LEVEL 1)    (LEVEL 2)   (LEVEL 3)     NETTING        2009
($ IN THOUSANDS)                             ------------- ----------- ------------ ------------ -------------
LIABILITIES:
   Contractholder funds:
       Derivatives embedded in annuity
         contracts..........................     $ --        $    --     $(13,211)                 $(13,211)
   Other liabilities:
       Free-standing derivatives............       --         (3,917)      (2,885)     $ 344         (6,458)
                                                 ----        -------     --------      -----       --------
TOTAL LIABILITIES AT FAIR VALUE.............     $ --        $(3,917)    $(16,096)     $ 344       $(19,669)
                                                 ====        =======     ========      =====       ========
% of total liabilities at fair value........      -- %          19.9%        81.8%      (1.7)%        100.0%

--------
(1)Includes mortgage loans written-down to fair value in connection with recognizing other-than-temporary impairments.

   The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2008:

                                                      QUOTED PRICES SIGNIFICANT
                                                        IN ACTIVE      OTHER    SIGNIFICANT
                                                       MARKETS FOR  OBSERVABLE  UNOBSERVABLE BALANCE AS OF
                                                        IDENTICAL     INPUTS       INPUTS    DECEMBER 31,
                                                        (LEVEL 1)    (LEVEL 2)   (LEVEL 3)       2008
($ IN THOUSANDS)                                      ------------- ----------- ------------ -------------
ASSETS
   Fixed income securities:
       U.S. government and agencies..................   $154,119    $  763,612   $       --   $  917,731
       Municipal.....................................         --       287,597       97,784      385,381
       Corporate.....................................         --     1,795,022    1,092,115    2,887,137
       Foreign government............................         --       371,542           --      371,542
       RMBS..........................................         --       361,843       78,202      440,045
       CMBS..........................................         --       422,632       46,236      468,868
       ABS...........................................         --            --       20,202       20,202
       Redeemable preferred stock....................         --         5,459           --        5,459
                                                        --------    ----------   ----------   ----------
          Total fixed income securities..............    154,119     4,007,707    1,334,539    5,496,365
   Short-term investments............................     33,315       376,487           --      409,802
   Other investments:
       Free-standing derivatives.....................         --         1,764          714        2,478
   Separate account assets...........................    533,760            --           --      533,760
   Other assets......................................         --            --       (1,829)      (1,829)
                                                        --------    ----------   ----------   ----------
       TOTAL RECURRING BASIS ASSETS..................    721,194     4,385,958    1,333,424    6,440,576
   Non-recurring basis/(1)/..........................         --            --       10,589       10,589
                                                        --------    ----------   ----------   ----------
TOTAL ASSETS AT FAIR VALUE...........................   $721,194    $4,385,958   $1,344,013   $6,451,165
                                                        ========    ==========   ==========   ==========
% of total assets at fair value......................       11.2%         68.0%        20.8%       100.0%

LIABILITIES
   Contractholder funds:
       Derivatives embedded in annuity contracts.....   $     --    $       --   $  (30,051)  $  (30,051)
   Other liabilities:
       Free-standing derivatives.....................         --       (20,849)      (5,450)     (26,299)
                                                        --------    ----------   ----------   ----------
TOTAL LIABILITIES AT FAIR VALUE......................   $     --    $  (20,849)  $  (35,501)  $  (56,350)
                                                        ========    ==========   ==========   ==========
% of total liabilities at fair value.................        -- %         37.0%        63.0%       100.0%

--------
(1)Includes mortgage loans written-down to fair value in connection with recognizing other-than-temporary impairments.

   When the inputs used to measure fair value fall into different levels of the fair value hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement in its entirety. Thus, a Level 3 fair value measurement may include inputs that are observable (Level 1 or Level 2) and unobservable (Level 3).

   The following table provides a summary of changes in fair value during the year ended December 31, 2009 of Level 3 assets and liabilities held at fair value on a recurring basis. Net transfers in and/or out of Level 3 are reported as having occurred at the beginning of the quarter the transfer occurred; therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the table below.



                                        TOTAL REALIZED AND UNREALIZED
                                        GAINS (LOSSES) INCLUDED IN:
                                        -----------------------------
                                                          OCI ON          PURCHASES,        NET
                          BALANCE AS OF                 STATEMENT      SALES, ISSUANCES TRANSFERS IN  BALANCE AS OF
                          DECEMBER 31,     NET         OF FINANCIAL          AND        AND/OR (OUT)  DECEMBER 31,
                              2008      INCOME/(1)/      POSITION      SETTLEMENTS, NET  OF LEVEL 3       2009
($ IN THOUSANDS)          ------------- ----------     ------------    ---------------- ------------ -------------
ASSETS
Fixed income securities:
   Municipal.............  $   97,784    $   (150)       $  6,371         $  (3,932)     $  23,670     $ 123,743
   Corporate.............   1,092,115      11,445         121,540          (111,828)      (911,997)      201,275
Foreign government.......          --          --              42             4,974         (5,016)           --
   RMBS..................      78,202      (1,877)          4,014           (17,839)       (23,376)       39,124
   CMBS..................      46,236     (27,157)         82,059           (10,148)        82,104       173,094
   ABS...................      20,202          13           2,142            (4,581)            --        17,776
                           ----------    --------        --------         ---------      ---------     ---------
Total fixed income
 securities..............   1,334,539     (17,726)        216,168          (143,354)      (834,615)      555,012
Other investments:
   Free-standing
    derivatives, net.....      (4,736)      2,045              --             1,819             --          (872)/(2)/
   Other assets..........      (1,829)     (3,230)             --                                         (5,059)
                           ----------    --------        --------         ---------      ---------     ---------
   TOTAL RECURRING
    LEVEL 3 ASSETS.......  $1,327,974    $(18,911)       $216,168         $(141,535)     $(834,615)    $(549,081)
                           ==========    ========        ========         =========      =========     =========
LIABILITIES
Contractholder funds:
Derivatives embedded in
 annuity contracts.......  $  (30,051)   $ 15,975        $     --         $     865      $      --     $ (13,211)
                           ----------    --------        --------         ---------      ---------     ---------
   TOTAL RECURRING
    LEVEL 3 LIABILITIES..  $  (30,051)   $ 15,975        $     --         $     865      $      --     $ (13,211)
                           ==========    ========        ========         =========      =========     =========

                               TOTAL
                          GAINS (LOSSES)
                          INCLUDED IN NET
                            INCOME FOR
                            ASSETS AND
                            LIABILITIES
                           STILL HELD AT
                           DECEMBER 31,
                             2009/(3)/
($ IN THOUSANDS)          ---------------
ASSETS
Fixed income securities:
   Municipal.............    $   (160)
   Corporate.............       4,091
Foreign government.......          --
   RMBS..................      (1,846)
   CMBS..................     (17,109)
   ABS...................          --
                             --------
Total fixed income
 securities..............     (15,024)
Other investments:
   Free-standing
    derivatives, net.....       4,280
   Other assets..........      (3,230)
                             --------
   TOTAL RECURRING
    LEVEL 3 ASSETS.......    $(13,974)
                             ========
LIABILITIES
Contractholder funds:
Derivatives embedded in
 annuity contracts.......    $ 15,975
                             --------
   TOTAL RECURRING
    LEVEL 3 LIABILITIES..    $ 15,975
                             ========

--------
(1)The effect to net income totals $(2.9) million and is reported in the Statements of Operations and Comprehensive Income as follows: $(27.5) million in realized capital gains and losses, $8.6 million in net investment income and $(16.0) million in contract benefits.
(2)Comprises $2.0 million of assets and $(2.9) million of liabilities.
(3)The amounts represent gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $2.0 million and are reported in the Statements of Operations and Comprehensive Income as follows: $(22.2) million in realized capital gains and losses, $8.2 million in net investment income and $(16.0) million in contract benefits.

   The following table provides a summary of changes in fair value during the year ended December 31, 2008 of Level 3 assets and liabilities held at fair value on a recurring basis.



                                         TOTAL REALIZED AND UNREALIZED
                                         GAINS (LOSSES) INCLUDED IN:
                                         ----------------------------
                                                             OCI ON        PURCHASES,        NET
                           BALANCE AS OF                  STATEMENT OF  SALES, ISSUANCES TRANSFERS IN  BALANCE AS OF
                            JANUARY 1,                     FINANCIAL          AND        AND/OR (OUT)  DECEMBER 31,
                               2008      NET INCOME/(1)/    POSITION    SETTLEMENTS, NET  OF LEVEL 3       2008
($ IN THOUSANDS)           ------------- --------------   ------------  ---------------- ------------ -------------
ASSETS
Fixed income securities:
   Municipal..............  $   33,200      $     --       $ (11,066)      $ (22,250)      $ 97,900    $   97,784
   Corporate..............   1,249,898         5,947        (115,386)        (76,075)        27,731     1,092,115
   RMBS...................     119,238        (7,847)        (12,879)        (20,310)            --        78,202
   CMBS...................      36,794       (29,092)        (57,164)        (23,105)       118,803        46,236
   ABS....................      30,768           269          (7,549)         (3,286)            --        20,202
                            ----------      --------       ---------       ---------       --------    ----------
Total fixed income
 securities...............   1,469,898       (30,723)       (204,044)       (145,026)       244,434     1,334,539
Other investments:
   Free-standing
    derivatives, net......        (980)       (7,124)             --           3,368             --        (4,736)/(2)/
   Other assets...........      (1,733)          (96)             --              --             --        (1,829)
                            ----------      --------       ---------       ---------       --------    ----------
   TOTAL RECURRING
    LEVEL 3 ASSETS........  $1,467,185      $(37,943)      $(204,044)      $(141,658)      $244,434    $1,327,974
                            ==========      ========       =========       =========       ========    ==========
LIABILITIES
Contractholder funds:
   Derivatives embedded
    in annuity
    contracts.............  $      174      $(30,389)      $      --       $     164       $     --    $  (30,051)
                            ----------      --------       ---------       ---------       --------    ----------
   TOTAL RECURRING
    LEVEL 3 LIABILITIES...  $      174      $(30,389)      $      --       $     164       $     --    $  (30,051)
                            ==========      ========       =========       =========       ========    ==========

                                TOTAL
                           GAINS (LOSSES)
                           INCLUDED IN NET
                             INCOME FOR
                             ASSETS AND
                             LIABILITIES
                            STILL HELD AT
                            DECEMBER 31,
                              2008/(3)/
($ IN THOUSANDS)           ---------------
ASSETS
Fixed income securities:
   Municipal..............    $     --
   Corporate..............      (7,065)
   RMBS...................      (7,655)
   CMBS...................     (22,438)
   ABS....................          --
                              --------
Total fixed income
 securities...............     (37,158)
Other investments:
   Free-standing
    derivatives, net......      (1,424)
   Other assets...........         (96)
                              --------
   TOTAL RECURRING
    LEVEL 3 ASSETS........    $(38,678)
                              ========
LIABILITIES
Contractholder funds:
   Derivatives embedded
    in annuity
    contracts.............    $(30,389)
                              --------
   TOTAL RECURRING
    LEVEL 3 LIABILITIES...    $(30,389)
                              ========

--------
(1)The effect to net income totals $(68.3) million and is reported in the Statements of Operations and Comprehensive Income as follows:
   $(45.9) million in realized capital gains and losses, $8.0 million in net investment income, and $30.4 million in contract benefits.
(2)Comprises $0.7 million of assets and $(5.4) million of liabilities.
(3)The amounts represent gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $(69.1) million and are reported in the Statements of Operations and Comprehensive Income as follows: $(46.5) million in realized capital gains and losses, $7.8 million in net investment income and $30.4 million in contract benefits.

   Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

  FINANCIAL ASSETS

                                     DECEMBER 31, 2009 DECEMBER 31, 2008
                                     ----------------- -----------------
                                     CARRYING  FAIR    CARRYING  FAIR
                                      VALUE    VALUE    VALUE    VALUE
        ($ IN THOUSANDS)             -------- -------- -------- --------
        Mortgage loans.............. $543,007 $431,116 $700,268 $629,394
        Note due from related party.    8,255    8,243       --       --

   The fair value of mortgage loans is based on discounted contractual cash flows or if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral. The fair value of the note due from related party is based on discounted cash flow calculations using current interest rates for instruments with comparable terms.

  FINANCIAL LIABILITIES

                                                DECEMBER 31, 2009     DECEMBER 31, 2008
                                              --------------------- ---------------------
                                               CARRYING    FAIR      CARRYING    FAIR
                                                VALUE      VALUE      VALUE      VALUE
($ IN THOUSANDS)                              ---------- ---------- ---------- ----------
Contractholder funds on investment contracts. $4,082,995 $3,974,490 $4,181,874 $3,832,699
Liability for collateral.....................    149,362    149,362    117,297    117,297

   The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company's own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company's own credit risk. The liability for collateral is valued at carrying value due to its short-term nature.

7. DERIVATIVE FINANCIAL INSTRUMENTS

   The Company primarily uses derivatives for risk management. In addition, the Company has derivatives embedded in non-derivative "host" contracts, which are required to be separated from the host contracts and accounted for at fair value as derivative instruments. With the exception of non-hedge embedded derivatives, all of the Company's derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis. The Company does not use derivatives for trading purposes. Non-hedge accounting is generally used for "portfolio" level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting.

   Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company's assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate swaps and caps are acquired to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates.

   The Company uses foreign currency swaps primarily to reduce foreign currency risk associated with holding foreign currency denominated investments. The Company also has a reinsurance treaty that is recorded as a derivative instrument, under which it primarily cedes re-investment related risk on its structured settlement annuities to ALIC.

   When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged item affects net income.

   The Company's primary embedded derivatives are guaranteed minimum accumulation and withdrawal benefits related to the Company's variable annuity business, which is fully reinsured.

   The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.

   Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive (pay) to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives have been further adjusted for the effects, if any, of legally enforceable master netting agreements and are presented on a net basis in the Statements of Financial Position.

   The net impact to pre-tax income for derivatives includes valuation and settlements of derivatives. For cash flow hedges, gains and losses amortized from accumulated other comprehensive income are reported in net income.

   The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statements of Financial Position at December 31, 2009.

                                                               ASSET DERIVATIVES
                                  ----------------------------------------------------------------------------
                                                                        Volume-     Fair
                                                                        notional   value,     Gross     Gross
                                         Balance sheet location          amount      net      asset   liability
($ in thousands)                  ------------------------------------- -------- ----------- -------  ---------
DERIVATIVES NOT DESIGNATED AS
  ACCOUNTING HEDGING
  INSTRUMENTS
INTEREST RATE CONTRACTS
Interest rate cap agreements               Other investments            $ 52,000  $  1,670   $ 1,670  $     --
FOREIGN CURRENCY CONTRACTS
Foreign currency swap agreements           Other investments               3,103       367       367        --
OTHER CONTRACTS
Structured settlement annuity
  reinsurance agreement                       Other assets                    --    (5,059)   (5,059)       --
                                                                        --------  --------   -------  --------
TOTAL DERIVATIVE ASSETS                                                 $ 55,103  $ (3,022)  $(3,022) $     --
                                                                        ========  ========   =======  ========

                                                             LIABILITY DERIVATIVES
                                  ----------------------------------------------------------------------------
                                                                        Volume-
                                                                        notional Fair value,  Gross     Gross
                                         Balance sheet location          amount      net      asset   liability
($ in thousands)                  ------------------------------------- -------- ----------- -------  ---------
DERIVATIVES NOT DESIGNATED AS
  ACCOUNTING HEDGING
  INSTRUMENTS
INTEREST RATE CONTRACTS
Interest rate swap agreements     Other liabilities & accrued expenses  $400,000  $ (3,917)  $    --  $ (3,917)
Interest rate cap agreements      Other liabilities & accrued expenses   275,500    (2,541)      344    (2,885)
EMBEDDED DERIVATIVE FINANCIAL
  INSTRUMENTS
Guaranteed accumulation benefits          Contractholder funds           186,459   (11,024)       --   (11,024)
Guaranteed withdrawal benefits            Contractholder funds            43,469    (2,187)       --    (2,187)
                                                                        --------  --------   -------  --------
TOTAL DERIVATIVE LIABILITIES                                            $905,428  $(19,669)  $   344  $(20,013)
                                                                        ========  ========   =======  ========
TOTAL DERIVATIVES                                                       $960,531  $(22,691)
                                                                        ========  ========

   The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments at December 31, 2008.

                                                                           CARRYING VALUE
                                                                    -----------------------
                                                 NOTIONAL   FAIR
                                                  AMOUNT    VALUE      ASSETS    (LIABILITIES)
($ IN THOUSANDS)                                 -------- --------  -------      -------------
INTEREST RATE CONTRACTS
   Interest rate swap agreements................ $400,000 $(20,849) $    --        $(20,849)
   Interest rate cap agreements.................  334,300   (4,736)     714          (5,450)
                                                 -------- --------  -------        --------
       Total interest rate contracts............  734,300  (25,585)     714         (26,299)

FOREIGN CURRENCY CONTRACTS
   Foreign currency swap agreements.............    7,500    1,764    1,764              --

EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
   Guaranteed accumulation benefits.............  160,310  (24,033)      --         (24,033)
   Guaranteed withdrawal benefits...............   37,639   (6,018)      --          (6,018)
                                                 -------- --------  -------        --------
       Total embedded derivative financial
         instruments............................  197,949  (30,051)      --         (30,051)

OTHER DERIVATIVE FINANCIAL INSTRUMENT
   Structured settlement annuity reinsurance
     agreement..................................       --   (1,829)  (1,829)             --
                                                 -------- --------  -------        --------
TOTAL DERIVATIVE FINANCIAL INSTRUMENTS.......... $939,749 $(55,701) $   649/(1)/   $(56,350)/(2)/
                                                 ======== ========  =======        ========

--------
(1)Presented in the Statements of Financial Position as $2.5 million other investments and $(1.8) million other assets.
(2)Presented in the Statements of Financial Position as $30.1 million contractholder funds and $26.3 million other liabilities and accrued expenses.

   The following table provides a summary of the impacts of the Company's foreign currency contracts in cash flow hedging relationships in the Statements of Operations and Comprehensive Income and the Statements of Financial Position. Amortization of net gains from accumulated other comprehensive income related to cash flow hedges is expected to be $7 thousand during the next twelve months.

                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                                          2009
($ IN THOUSANDS)                                                      ------------
EFFECTIVE PORTION
Loss recognized in OCI on derivatives during the period..............   $(1,107)
Gain recognized in OCI on derivatives during the term of the hedging
  relationship.......................................................   $   309
Gain reclassified from AOCI into income (net investment income)......   $    57
Gain reclassified from AOCI into income (realized capital gains
  and losses)........................................................   $   276

INEFFECTIVE PORTION AND AMOUNT EXCLUDED FROM EFFECTIVENESS TESTING
Gain recognized in income on derivatives (realized capital gains
  and losses)........................................................   $    --

   For cash flow hedges, unrealized net pre-tax gains and losses included in accumulated other comprehensive income were $309 thousand and $1.7 million at December 31, 2009 and 2008, respectively. The net pre-tax changes in accumulated other comprehensive income due to cash flow hedges were $(1.4) million, $2.5 million and $126 thousand in 2009, 2008 and 2007, respectively.

   Gains and losses from valuation and settlements on derivatives not designated as accounting hedging instruments recorded in realized capital gains and losses for the year ended December 31, 2009 were $42.9 million related to interest rate contracts and $(6.6) million related to the structured settlement annuity reinsurance agreement. Also, gains of $16.8 million were recorded in contract benefits related to embedded derivative financial instruments, which in turn were ceded under reinsurance agreements. There was no hedge ineffectiveness in 2009, 2008 or 2007.

   The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements ("MNAs") and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions, including interest rate swap, foreign currency swap and interest rate cap agreements. These agreements permit either party to net payments due for transactions covered by the agreements. Under the provisions of the agreements, collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2009, the Company pledged $4.5 million in securities to counterparties which includes $3.0 million of collateral posted under MNAs for contracts containing credit-risk-contingent provisions that are in a liability position and $1.5 million of collateral posted under MNAs for contracts without credit-risk-contingent liabilities. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

   Counterparty credit exposure represents the Company's potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

   The following table summarizes the counterparty credit exposure by counterparty credit rating at December 31 as it relates to interest rate swap, foreign currency swap and interest rate cap agreements.

                                       2009                                             2008
($ IN THOUSANDS)  ----------------------------------------------   ----------------------------------------------
                  Number of                          Exposure,     Number of                          Exposure,
                  counter-  Notional    Credit         net of      counter-  Notional    Credit         net of
RATING/(1)/        parties   amount  exposure/(2)/ collateral/(2)/  parties   amount  exposure/(2)/ collateral/(2)/
----------        --------- -------- ------------  --------------  --------- -------- ------------  --------------
       A.........     1     $55,103     $2,037         $2,037          1     $59,500     $2,478         $2,478

--------
(1)Rating is the lower of S&P or Moody's ratings.
(2)Only OTC derivatives with a net positive fair value are included for each counterparty.

   Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

   Certain of the Company's derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements. Credit-risk-contingent termination events allow the counterparties to terminate the derivative on certain dates if the Company's financial strength credit ratings by Moody's or S&P fall below a certain level or in the event the Company is no longer rated by both Moody's and S&P. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative instruments if the Company defaults by pre-determined threshold amounts on certain debt instruments. Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on the Company's financial strength credit ratings by Moody's or S&P, or in the event the Company is no longer rated by both Moody's and S&P.

   The following summarizes the fair value of derivative instruments with termination, cross-default or collateral credit-risk-contingent features that are in a liability position as of December 31, 2009, as well as the fair value of assets and collateral that are netted against the liability in accordance with provisions within legally enforceable MNAs.

($ IN THOUSANDS)
Gross liability fair value of contracts containing credit-risk-contingent features................. $ 3,327
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs.     (12)
Collateral posted under MNAs for contracts containing credit-risk-contingent features..............  (2,999)
                                                                                                    -------
Maximum amount of additional exposure for contracts with credit-risk-contingent features if all
  features were triggered concurrently............................................................. $   316
                                                                                                    =======

  OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

   There were no off-balance-sheet financial instruments at December 31, 2009 or 2008.

8. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

   At December 31, the reserve for life-contingent contract benefits consists of the following:

                                                            2009       2008
                                                         ---------- ----------
 ($ IN THOUSANDS)
 Immediate fixed annuities:
    Structured settlement annuities..................... $1,701,522 $1,792,808
    Other immediate fixed annuities.....................     14,913     12,553
 Traditional life insurance.............................    150,400    140,121
 Accident and health....................................      6,286      5,570
 Other..................................................      2,458      2,105
                                                         ---------- ----------
    Total reserve for life-contingent contract benefits. $1,875,579 $1,953,157
                                                         ========== ==========

   The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

       PRODUCT              MORTALITY         INTEREST RATE      ESTIMATION METHOD
---------------------- -------------------  ----------------- -----------------------
Structured settlement  U.S. population      Interest rate     Present value of
annuities              with projected       assumptions range contractually specified
                       calendar year        from 2.7% to 9.2% future benefits
                       improvements;
                       mortality rates
                       adjusted for each
                       impaired life based
                       on reduction in
                       life expectancy

         PRODUCT                 MORTALITY         INTEREST RATE       ESTIMATION METHOD
--------------------------- -------------------- ------------------ -----------------------
Other immediate fixed       1983 group annuity   Interest rate      Present value of
annuities                   mortality table;     assumptions range  expected future
                            Annuity 2000         from 1.8% to 11.5% benefits based on
                            mortality table                         historical experience
                            with internal
                            modifications; 1983
                            individual annuity
                            mortality table
                            with internal
                            modifications

Traditional life insurance  Actual company       Interest rate      Net level premium
                            experience plus      assumptions range  reserve method using
                            loading              from 4.0% to 8.0%  the Company's
                                                                    withdrawal experience
                                                                    rates

Accident and health         Actual company                          Unearned premium;
                            experience plus                         additional contract
                            loading                                 reserves for mortality
                                                                    risk

Other:
  Variable annuity          100% of Annuity      Interest rate      Projected benefit ratio
  guaranteed minimum        2000 mortality table assumptions range  applied to cumulative
  death benefits/(1)/                            from 4.5% to 5.5%  assessments

--------
(1)In 2006, the Company disposed of its variable annuity business through reinsurance agreements with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (collectively "Prudential").

   To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $40.6 million and $155.9 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2009 and 2008, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

   At December 31, contractholder funds consist of the following:

                                                    2009       2008
          ($ IN THOUSANDS)                       ---------- ----------
          Interest-sensitive life insurance..... $  627,362 $  576,167
          Investment contracts:
             Fixed annuities....................  4,345,165  4,477,278
             Other investment contracts.........     18,352     33,520
                                                 ---------- ----------
                 Total contractholder funds..... $4,990,879 $5,086,965
                                                 ========== ==========

   The following table highlights the key contract provisions relating to contractholder funds:

               PRODUCT                            INTEREST RATE              WITHDRAWAL/SURRENDER CHARGES
-------------------------------------   ----------------------------------  --------------------------------
Interest-sensitive life insurance       Interest rates credited range from  Either a percentage of account
                                        2.7% to 5.0%                        balance or dollar amount
                                                                            grading off generally over 20
                                                                            years

Fixed annuities                         Interest rates credited range from  Either a declining or a level
                                        1.4% to 9.2% for immediate          percentage charge generally
                                        annuities and 0.5% to 6.9% for      over nine years or less.
                                        other fixed annuities               Additionally, approximately
                                                                            10.8% of fixed annuities are
                                                                            subject to a market value
                                                                            adjustment for discretionary
                                                                            withdrawals

Other investment contracts:
  Guaranteed minimum income,            Interest rates used in              Withdrawal and surrender
  accumulation and withdrawal           establishing reserves range from    charges are based on the terms
  benefits on variable annuities/(1)/   1.8% to 10.3%                       of the related variable annuity

--------
(1)In 2006, the Company disposed its variable annuity business through reinsurance agreements with Prudential.

   Contractholder funds activity for the years ended December 31 is as follows:

                                                 2009        2008
          ($ IN THOUSANDS)                    ----------  ----------
          Balance, beginning of year......... $5,086,965  $4,848,461
          Deposits...........................    296,990     612,004
          Interest credited..................    182,665     190,945
          Benefits...........................   (160,351)   (161,813)
          Surrenders and partial withdrawals.   (308,244)   (335,521)
          Contract charges...................    (57,157)    (54,138)
          Net transfers to separate accounts.         --         (38)
          Other adjustments..................    (49,989)    (12,935)
                                              ----------  ----------
          Balance, end of year............... $4,990,879  $5,086,965
                                              ==========  ==========

   The Company offered various guarantees to variable annuity contractholders. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds in the Statements of Financial Position. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset.

   Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The account balances of variable annuities contracts' separate accounts with guarantees included $547.3 million and $491.7 million of equity, fixed income and balanced mutual funds and $41.0 million and $45.1 million of money market mutual funds at December 31, 2009 and 2008, respectively.

   The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

                                                             DECEMBER 31,
                                                          -------------------
                                                            2009      2008
   ($ IN MILLIONS)                                        --------- ---------
   In the event of death
      Separate account value............................. $   588.3 $   536.8
      Net amount at risk/(1)/............................ $   105.5 $   236.1
      Average attained age of contractholders............  62 years  62 years

   At annuitization (includes income benefit guarantees)
      Separate account value............................. $    41.2 $    36.0
      Net amount at risk/(2)/............................ $    11.1 $    21.2
      Weighted average waiting period until
        annuitization options available..................   4 years   5 years
   For cumulative periodic withdrawals
      Separate account value............................. $    42.9 $    37.0
      Net amount at risk/(3)/............................ $     1.7 $     8.6

   Accumulation at specified dates
      Separate account value............................. $   186.5 $   160.3
      Net amount at risk/(4)/............................ $    12.1 $    34.7
      Weighted average waiting period until guarantee
        date.............................................   7 years   8 years

--------
(1)Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.
(2)Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance at the balance sheet date.
(4)Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

   The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future separate account fund performance, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the current guaranteed minimum death benefit payments in excess of the current account balance. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the current account balance.

   Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant's attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

   Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

   As of December 31, 2009, reserves for variable annuity contracts related to death, income, accumulation and withdrawal benefits were $2.3 million, $5.1 million, $11.0 million and $2.2 million, respectively. As of December 31, 2008, reserves for variable annuity contracts related to death, income, accumulation and withdrawal benefits were $2.0 million, $3.5 million, $24.0 million and $6.0 million, respectively. All of these reserves are ceded to Prudential.

9. REINSURANCE

   The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies. As of December 31, 2009 and 2008, 35.0% and 34.9%, respectively, of our face amount of life insurance in force was reinsured to non-affiliates and ALIC. As of December 31, 2009 and 2008, for certain term life insurance policies, we ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, we ceded the mortality risk associated with coverage in excess of $250 thousand per life to ALIC.

   In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $287.5 million and $335.8 million at December 31, 2009 and 2008, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2009, premiums and contract charges of $11.7 million, contract benefits of $(11.6) million, interest credited to contractholder funds of $8.8 million, and operating costs and expenses of $1.2 million were ceded to Prudential. In 2008, premiums and contract charges of $16.3 million, contract benefits of $35.5 million, interest credited to contractholder funds of $10.5 million, and operating costs and expenses of $2.5 million were ceded to Prudential. In 2007, premiums and contract charges of $21.2 million, contract benefits of $2.9 million, interest credited to contractholder funds of $13.5 million, and operating costs and expenses of $4.8 million were ceded to Prudential. In addition, as of December 31, 2009 and 2008, the Company had reinsurance recoverables of $429 thousand and $690 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

   As of December 31, 2009, the gross life insurance in force was $34.62 billion of which $462.5 million and $11.65 billion was ceded to affiliated and unaffiliated reinsurers, respectively.

   The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

                                                     2009      2008      2007
($ IN THOUSANDS)                                   --------  --------  --------
PREMIUMS AND CONTRACT CHARGES
Direct............................................ $154,440  $156,187  $169,559
Assumed--non-affiliate............................      959     1,164     1,273
Ceded
   Affiliate......................................  (26,250)   (4,470)   (3,982)
   Non-affiliate..................................  (29,656)  (32,525)  (38,196)
                                                   --------  --------  --------
       Premiums and contract charges, net of
         reinsurance.............................. $ 99,493  $120,356  $128,654
                                                   ========  ========  ========

   The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

                                                    2009      2008      2007
($ IN THOUSANDS)                                  --------  --------  --------
CONTRACT BENEFITS
Direct........................................... $174,909  $223,859  $197,929
Assumed--non-affiliate...........................      676       640       787
Ceded
   Affiliate/(1)/................................   (6,225)    7,022    (3,830)
   Non-affiliate.................................      715   (47,329)  (13,083)
                                                  --------  --------  --------
       Contract benefits, net of reinsurance..... $170,075  $184,192  $181,803
                                                  ========  ========  ========

--------
(1)The Company recorded additional expenses for contract benefits in 2008 relating to a rescission of reinsurance coverage for certain traditional and interest-sensitive life insurance policies provided in accordance with an agreement between the Company and ALIC. These contract benefits are reflected as a component of contract benefits ceded to affiliate for 2008 and totaled $7.1 million. See Note 4 for further details.

   The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

                                                              2009      2008      2007
($ IN THOUSANDS)                                            --------  --------  --------
INTEREST CREDITED TO CONTRACTHOLDER FUNDS
Direct..................................................... $210,289  $201,661  $190,882
Assumed--non-affiliate.....................................       17        32        33
Ceded
   Affiliate...............................................       --        --        --
   Non-affiliate...........................................   (8,757)  (10,485)  (13,508)
                                                            --------  --------  --------
       Interest credited to contractholder funds, net
         of reinsurance.................................... $201,549  $191,208  $177,407
                                                            ========  ========  ========

   In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.4 million, $3.3 million and $3.2 million during 2009, 2008 and 2007, respectively, under the terms of the structured settlement annuity reinsurance agreement (see Note 4).

10. DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

   Deferred policy acquisitions costs for the years ended December 31 are as follows:

                                                                             2009      2008      2007
($ IN THOUSANDS)                                                          ---------  --------  --------
Balance, beginning of year............................................... $ 538,248  $278,664  $278,625
Impact of adopting new OTTI accounting guidance before unrealized
  impact/(1)/............................................................   (11,825)       --        --
Impact of adoption of new OTTI accounting guidance effect of unrealized
  capital gains and losses/(2)/..........................................    11,825        --        --
Impact of adoption of new internal replacements accounting guidance/(3)/.        --        --    (1,577)
Acquisition costs deferred...............................................    32,560    51,390    47,575
Amortization charged to income...........................................  (148,450)  (17,778)  (53,445)
Effect of unrealized gains and losses....................................  (209,033)  225,972     7,486
                                                                          ---------  --------  --------
Balance, end of year..................................................... $ 213,325  $538,248  $278,664
                                                                          =========  ========  ========

--------
(1)The adoption of new OTTI accounting guidance on April 1, 2009 resulted in an adjustment to DAC to reverse previously recorded DAC accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption.
(2)The adoption of new OTTI accounting guidance resulted in an adjustment to DAC due to the change in unrealized capital gains and losses that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DAC balance and unrealized capital gains and losses.
(3)The adoption of new accounting guidance related to internal replacements resulted in a $1.6 million adjustment to unamortized DAC related to the impact on future estimated gross profits from the changes in accounting for certain costs associated with contract continuations that no longer qualify for deferral.

   DSI activity, which primarily relates to fixed annuities, for the years ended December 31 was as follows:

                                                                                2009      2008     2007
($ IN THOUSANDS)                                                              --------  -------  -------
Balance, beginning of year................................................... $ 47,319  $27,991  $24,731
Impact of adopting new OTTI accounting guidance before unrealized
  impact/(1)/................................................................   (1,732)      --       --
Impact of adopting new OTTI accounting guidance effect of unrealized capital
  gains and losses/(2)/......................................................    1,732       --       --
Impact of adoption of new internal replacements accounting guidance/(3)/.....       --       --     (243)
Sales inducements deferred...................................................    3,454    7,579    8,511
Amortization charged to income...............................................  (22,337)  (7,843)  (6,500)
Effect of unrealized gains and losses........................................  (17,345)  19,592    1,492
                                                                              --------  -------  -------
Balance, end of year......................................................... $ 11,091  $47,319  $27,991
                                                                              ========  =======  =======

--------
(1)The adoption of new OTTI accounting guidance on April 1, 2009 resulted in an adjustment to DSI to reverse previously recorded DSI accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption.
(2)The adoption of new OTTI accounting guidance resulted in an adjustment to DSI due to the change in unrealized capital gains and losses that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DSI balance and unrealized capital gains and losses.
(3)The adoption of new accounting guidance related to internal replacements resulted in a $243 thousand adjustment to unamortized DSI related to the impact on future estimated gross profits from the changes in accounting for certain costs associated with contract continuations that no longer qualify for deferral.

11. COMMITMENTS, GUARANTEES AND CONTINGENT LIABILITIES

  GUARANTY FUNDS

   Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company's policy is to accrue a guaranty fund assessment when the entity for which the insolvency relates has met its state of domicile's statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2009 and 2008, the liability balance included in other liabilities and accrued expenses was $790 thousand and $806 thousand, respectively. The related premium tax offsets included in other assets were $739 thousand and $752 thousand as of December 31, 2009 and 2008, respectively.

   The New York Liquidation Bureau (the "Bureau") has publicly reported that Executive Life Insurance Company of New York ("Executive Life") is currently under its jurisdiction as part of a 1992 court-ordered rehabilitation plan. However, Executive Life does not have a liquidity problem at this time, and an order of liquidation has not been sought by the Bureau. The current publicly available estimated shortfall from the Bureau is $1.27 billion.

   If Executive Life were to be declared insolvent in the future, the Company may have exposure to future guaranty fund assessments. The Company's exposure will ultimately depend on the level of guaranty fund system participation, as well as the viability of a plan of the Bureau to obtain voluntary contributions, primarily from the original insurance companies that acquired structured settlement annuity contracts from Executive Life. New York law currently contains an aggregate limit on guaranty funds under the Life Insurance Corporation of New York of $500 million, of which approximately $40 million has been used. Under current law, the Company may be allowed to recoup a portion of the amount of any additional guaranty fund assessment in periods subsequent to the recognition of the assessment by offsetting future premium taxes. The Company's average market share for New York, based on assessable premiums, was approximately 3.1% in 2009.

  GUARANTEES

   Related to the disposal through reinsurance of our variable annuity business to Prudential Financial, Inc. and its subsidiary in 2006, the Company, ALIC and the Corporation have agreed to indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and ALIC and their agents, including in connection with the Company's and ALIC's provision of transition services. The reinsurance agreements contain no limitations or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees. Management does not believe this agreement will have a material adverse effect on results of operations, cash flows or financial position of the Company.

   In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

   The aggregate liability balance related to all guarantees was not material as of December 31, 2009.

  REGULATION AND COMPLIANCE

   The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company's business, if any, are uncertain.

  LEGAL AND REGULATORY PROCEEDINGS AND INQUIRIES

  BACKGROUND

   The Company and certain affiliates are involved in a number of lawsuits, regulatory inquiries, and other legal proceedings arising out of various aspects of its business. As background to the "Proceedings" subsection below, please note the following:

    . These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard, or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise; the fact that some of the lawsuits are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined; the fact that some of the lawsuits involve multi-state class actions in which the applicable law(s) for the claims at issue is in dispute and therefore unclear; and the current challenging legal environment faced by large corporations and insurance companies.

    . The outcome of these matters may be affected by decisions, verdicts, and settlements, and the timing of such decisions, verdicts, and settlements, in other individual and class action lawsuits that involve the Company, other insurers, or other entities and by other legal, governmental, and regulatory actions that involve the Company, other insurers, or other entities. The outcome may also be affected by future state or federal legislation, the timing or substance of which cannot be predicted.

    . In the lawsuits, plaintiffs seek a variety of remedies including equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought include punitive damages. Often specific information about the relief sought, such as the amount of damages, is not available because plaintiffs have not requested specific relief in their pleadings. In the Company's experience, when specific monetary demands are made in pleadings, they bear little relation to the ultimate loss, if any, to the Company.

    . In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.

    . For the reasons specified above, it is often not possible to make meaningful estimates of the amount or range of loss that could result from the matters described below in the "Proceedings" subsection. The Company reviews these matters on an ongoing basis and follows appropriate accounting guidance when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

    . Due to the complexity and scope of the matters disclosed in the "Proceedings" subsection below and the many uncertainties that exist, the ultimate outcome of these matters cannot be reasonably predicted. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved, if any, and may be material to the Company's operating results or cash flows for a particular annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described below, as they are resolved over time, is not likely to have a material adverse effect on the financial position of the Company.

  PROCEEDINGS

   Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided in the following paragraph.

   AIC is defending certain matters relating to its agency program reorganization announced in 1999. These matters are in various stages of development.

    . These matters include a lawsuit filed in 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") alleging retaliation under federal civil rights laws (the "EEOC I" suit) and a class action filed in 2001 by former employee agents alleging retaliation and age discrimination under the Age Discrimination in Employment Act ("ADEA"), breach of contract and ERISA violations (the "Romero I" suit). In 2004, in the consolidated EEOC I and Romero I litigation, the trial court issued a memorandum and order that, among other things, certified classes of agents, including a mandatory class of agents who had signed a release, for purposes of effecting the court's declaratory judgment that the release is voidable at the option of the release signer. The court also ordered that an agent who voids the release must return to AIC "any and all benefits received by the [agent] in exchange for signing the release." The court also stated that, "on the undisputed facts of record, there is no basis for claims of age discrimination." The EEOC and plaintiffs asked the court to clarify and/or reconsider its memorandum and order and in January 2007, the judge denied their request. In June 2007, the court granted AIC's motions for summary judgment. Following plaintiffs' filing of a notice of appeal, the U.S. Court of Appeals for the Third Circuit ("Third Circuit") issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Third Circuit along with the merits of the appeal. In July 2009, the Third Circuit vacated the decision which granted AIC's summary judgment motions, remanded the cases to the trial court for additional discovery, and directed that the cases be reassigned to another trial court judge.

    . A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, including a worker classification issue. These plaintiffs are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. This matter was dismissed with prejudice by the trial court, was the subject of further proceedings on appeal, and was reversed and remanded to the trial court in 2005. In June 2007, the court granted AIC's motion to dismiss the case. Following plaintiffs'
      filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Third Circuit along with the merits of the appeal. In July 2009, the Third Circuit vacated the decision which granted AIC's motion to dismiss the case, remanded the case to the trial court for additional discovery, and directed that the case be reassigned to another trial court judge.

   In all of these various matters, plaintiffs seek compensatory and punitive damages, and equitable relief. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization.

  OTHER MATTERS

   Various other legal, governmental, and regulatory actions, including state market conduct exams, and other governmental and regulatory inquiries are currently pending that involve the company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and other types of proceedings, some of which involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The outcome of these disputes is currently unpredictable. One or more of these matters could have an adverse effect on the Company's operating results or cash flows for a particular annual period. However, based on information currently known to it, Management believes that the ultimate outcome of all matters described in this "Other Matters" subsection, in excess of amounts currently reserved, if any, as they are resolved over time is not likely to have a material effect on the operating results, cash flows or financial position of the Company.

12. INCOME TAXES

   The Company joins with the Corporation and its other domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

   The Internal Revenue Service ("IRS") is currently examining the Allstate Group's 2007 and 2008 federal income tax returns. The IRS has completed its examination of the Allstate Group's federal income tax returns filed for 2005-2006 and the case is under consideration at the IRS Appeals Office. The Allstate Group's tax years prior to 2005 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

   The Company had no liability for unrecognized tax benefits at December 31, 2009 or 2008, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

   The components of the deferred income tax assets and liabilities at December 31 are as follows:

                                                      2009      2008
         ($ IN THOUSANDS)                           --------  --------
         DEFERRED ASSETS
         Life and annuity reserves................. $ 17,820  $ 54,957
         Unrealized net capital losses.............       --    58,646
         Difference in tax bases of investments....       --    19,226
         Other assets..............................      701     1,065
                                                    --------  --------
            Total deferred assets..................   18,521   133,894
                                                    --------  --------
         DEFERRED LIABILITIES
         DAC.......................................  (23,825)  (67,126)
         Unrealized net capital gains..............  (12,950)       --
         Difference in tax bases of investments....  (18,594)       --
         Other liabilities.........................   (1,039)   (1,371)
                                                    --------  --------
            Total deferred liabilities.............  (56,408)  (68,497)
                                                    --------  --------
                Net deferred (liability) asset..... $(37,887) $ 65,397
                                                    ========  ========

   Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

   The components of income tax expense for the years ended December 31 are as follows:

                                           2009     2008      2007
            ($ IN THOUSANDS)             -------  --------  -------
            Current..................... $  (946) $ 16,537  $23,448
            Deferred....................  20,675   (12,532)    (646)
                                         -------  --------  -------
               Total income tax expense. $19,729  $  4,005  $22,802
                                         =======  ========  =======

   The Company paid income taxes of $29.9 million, $3.6 million and $22.7 million in 2009, 2008 and 2007, respectively.

   A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                                     2009  2008  2007
                                                     ----  ----  ----
          Statutory federal income tax rate......... 35.0% 35.0% 35.0%
          State income tax expense..................  2.8  13.1   2.1
          Dividends received deduction.............. (1.1) (6.0) (1.3)
          Tax credits............................... (1.0) (4.6) (0.1)
          Adjustment for prior year tax liabilities. (0.5) (3.4) (0.5)
          Other.....................................   --   0.2    --
                                                     ----  ----  ----
             Effective income tax rate.............. 35.2% 34.3% 35.2%
                                                     ====  ====  ====

13. STATUTORY FINANCIAL INFORMATION

   The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

   Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

   Statutory net (loss) income for 2009, 2008 and 2007 was $(8.6) million, $(18.9) million and $38.2 million, respectively. Statutory capital and surplus was $506.3 million and $410.5 million as of December 31, 2009 and 2008, respectively.

  DIVIDENDS

   The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The Company did not pay any dividends in 2009. Based on the Company's statutory capital and surplus as of December 31, 2009, the maximum amount of dividends that the Company will be able to pay without prior approval of the New York State Insurance Department at a given point in time during 2010 is $25.0 million, less dividends paid during the preceding twelve months measured at that point in time

14. BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT PLANS

   The Company utilizes the services of AIC employees. AIC and the Corporation provide various benefits, described in the following paragraphs, to its employees. The Company is allocated an appropriate share of the costs associated with these benefits in accordance with a service and expense agreement.

   Defined benefit pension plans, sponsored by AIC, cover most full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. The Company uses the accrual method for its defined benefit plans in accordance with accepted actuarial methods. The allocated cost to the Company for the pension plans in 2009, 2008 and 2007 was $1.4 million, $1.8 million and $2.3 million, respectively.

   The Corporation provides certain health care subsidies for eligible employees hired before January 1, 2003 when they retire and their eligible dependents and certain life insurance benefits for eligible employees hired before January 1, 2003 when they retire ("postretirement benefits"). Qualified employees may become eligible for these benefits if they retire in accordance with Corporation's established retirement policy and are continuously insured under Corporation's group plans or other approved plans in accordance with the plan's participation requirements. The Corporation shares the cost of the retiree medical benefits with non Medicare-eligible retirees based on years of service, with the Corporation's share being subject to a 5% limit on annual medical cost inflation after retirement.

During 2009, the Corporation decided to change its approach for delivering benefits to Medicare-eligible retirees. The Corporation will no longer offer medical benefits for Medicare-eligible retirees but will instead provide a fixed company contribution (based on years of service and other factors), which is not subject to adjustments for inflation. The allocated cost to the Company was $206 thousand, $339 thousand and $566 thousand for postretirement benefits other than pension plans in 2009, 2008 and 2007, respectively.

   AIC and the Corporation have reserved the right to modify or terminate their benefit plans at any time or for any reason.

  ALLSTATE 401(K) SAVINGS PLAN

   Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan. The Corporation's contributions are based on the Corporation's matching obligation and certain performance measures. The allocated cost to the Company for the 401(k) Savings Plan was $912 thousand, $667 thousand and $1.5 million in 2009, 2008 and 2007, respectively.

15. OTHER COMPREHENSIVE INCOME

   The components of other comprehensive income (loss) on a pre-tax and after-tax basis for the years ended December 31 are as follows:

                                                                                       2009
                                                                         -------------------------------
                                                                          PRE-TAX      TAX     AFTER-TAX
($ IN THOUSANDS)                                                         ---------  ---------  ---------
Unrealized net holding gains arising during the period, net of related offsets............................................................... $ 337,657  $(118,180) $ 219,477
Less: reclassification adjustment of realized capital gains and losses..   101,749    (35,612)    66,137
                                                                         ---------  ---------  ---------
Unrealized net capital gains and losses.................................   235,908    (82,568)   153,340
                                                                         ---------  ---------  ---------
Other comprehensive income.............................................. $ 235,908  $ (82,568) $ 153,340
                                                                         =========  =========  =========

                                                                                       2008
                                                                         -------------------------------
                                                                          PRE-TAX      TAX     AFTER-TAX
($ IN THOUSANDS)                                                         ---------  ---------  ---------
Unrealized net holding losses arising during the period, net of related offsets............................................................... $(323,776) $ 113,321  $(210,455)
Less: reclassification adjustment of realized capital gains and losses..   (55,927)    19,574    (36,353)
                                                                         ---------  ---------  ---------
Unrealized net capital gains and losses.................................  (267,849)    93,747   (174,102)
                                                                         ---------  ---------  ---------
Other comprehensive loss................................................ $(267,849) $  93,747  $(174,102)
                                                                         =========  =========  =========

                                                                                       2007
                                                                         -------------------------------
                                                                          PRE-TAX      TAX     AFTER-TAX
($ IN THOUSANDS)                                                         ---------  ---------  ---------
Unrealized net holding losses arising during the period, net of related
  offsets............................................................... $ (15,895) $   5,563  $ (10,332)
Less: reclassification adjustment of realized capital gains and losses..     3,874     (1,356)     2,518
                                                                         ---------  ---------  ---------
Unrealized net capital gains and losses.................................   (19,769)     6,919    (12,850)
                                                                         ---------  ---------  ---------
Other comprehensive loss................................................ $ (19,769) $   6,919  $ (12,850)
                                                                         =========  =========  =========

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                      SCHEDULE I--SUMMARY OF INVESTMENTS
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2009

                                                                                     AMOUNTS AT
                                                                                        WHICH
                                                                 COST/                SHOWN IN
                                                               AMORTIZED    FAIR     THE BALANCE
                                                                 COST       VALUE       SHEET
($ IN THOUSANDS)                                               ---------- ---------- -----------
Type of investment
Fixed Maturities:
   Bonds:
       United States government, government agencies and
         authorities.......................................... $  534,590 $  586,202 $  586,202
       States, municipalities and political subdivisions......    929,688    878,410    878,410
       Foreign governments....................................    241,141    290,856    290,856
       Public utilities.......................................    683,334    721,708    721,708
       All other corporate bonds..............................  2,489,696  2,549,494  2,549,494
   Asset-backed securities....................................     46,588     40,044     40,044
   Residential mortgage-backed securities.....................    666,118    651,672    651,672
   Commercial mortgage-backed securities......................    472,835    346,741    346,741
   Redeemable preferred stocks................................      9,245      8,638      8,638
                                                               ---------- ---------- ----------
       Total fixed maturities.................................  6,073,235 $6,073,765  6,073,765
                                                               ---------- ========== ----------
Equity securities:
   Common stocks:
       Industrial, miscellaneous and all other................    100,168 $  121,311    123,311
                                                                          ==========
Mortgage loans on real estate.................................    543,007 $  431,116    543,007
                                                                          ==========
Policy loans..................................................     40,569                40,569
Derivative instruments........................................      2,037 $    2,037      2,037
                                                                          ==========
Other long-term investments...................................      8,255                 8,255
Short-term investments........................................    348,456 $  348,453    348,453
                                                               ---------- ========== ----------
   Total investments.......................................... $7,115,727            $7,139,397
                                                               ==========            ==========

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                           SCHEDULE IV--REINSURANCE

                                                                                   PERCENTAGE
                                               CEDED TO      ASSUMED               OF AMOUNT
                                   GROSS         OTHER      FROM OTHER    NET       ASSUMED
                                   AMOUNT    COMPANIES/(1)/ COMPANIES    AMOUNT      TO NET
($ IN THOUSANDS)                 ----------- -------------  ---------- ----------- ----------
YEAR ENDED DECEMBER 31, 2009
Life insurance in force......... $33,925,356  $12,115,820    $695,124  $22,504,660    3.1%
                                 ===========  ===========    ========  ===========
Premiums and contract charges:
   Life and annuities........... $   142,563  $    53,595    $    959  $    89,927    1.1%
   Accident and health..........      11,877        2,311          --        9,566     --
                                 -----------  -----------    --------  -----------
   Total premiums and contract
     charges.................... $   154,440  $    55,906    $    959  $    99,493    1.0%
                                 ===========  ===========    ========  ===========
YEAR ENDED DECEMBER 31, 2008
Life insurance in force......... $32,704,176  $11,655,410    $737,572  $21,786,338    3.4%
                                 ===========  ===========    ========  ===========
Premiums and contract charges:
   Life and annuities........... $   145,521  $    34,529    $  1,164  $   112,156    1.0%
   Accident and health..........      10,666        2,466          --        8,200     --
                                 -----------  -----------    --------  -----------
   Total premiums and contract
     charges.................... $   156,187  $    36,995    $  1,164  $   120,356    1.0%
                                 ===========  ===========    ========  ===========
YEAR ENDED DECEMBER 31, 2007
Life insurance in force......... $30,804,623  $12,578,676    $772,742  $18,998,689    4.1%
                                 ===========  ===========    ========  ===========
Premiums and contract charges:
   Life and annuities........... $   159,811  $    39,066    $  1,273  $   122,018    1.0%
   Accident and health..........       9,748        3,112          --        6,636     --
                                 -----------  -----------    --------  -----------
   Total premiums and contract
     charges.................... $   169,559  $    42,178    $  1,273  $   128,654    1.0%
                                 ===========  ===========    ========  ===========

--------
(1)No reinsurance or coinsurance income was netted against premium ceded in 2009, 2008 or 2007.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

           SCHEDULE V--VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

                                                                  ADDITIONS
($ IN THOUSANDS)                                             --------------------
                                                  BALANCE AT CHARGED TO                      BALANCE AT
                                                  BEGINNING  COSTS AND    OTHER                END OF
DESCRIPTION                                       OF PERIOD   EXPENSES  ADDITIONS DEDUCTIONS   PERIOD
-----------                                       ---------- ---------- --------- ---------- ----------
YEAR ENDED DECEMBER 31, 2009
Allowance for estimated losses on mortgage loans.    $449      $5,264      $--      $1,463     $4,250

YEAR ENDED DECEMBER 31, 2008
Allowance for estimated losses on mortgage loans.    $ --      $  449      $--      $   --     $  449

YEAR ENDED DECEMBER 31, 2007
Allowance for estimated losses on mortgage loans.    $ --      $   --      $--      $   --     $   --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York
Hauppauge, NY

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company"), an affiliate of The Allstate Corporation, as of December 31, 2009 and 2008, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2009. Our audits also included Schedule I-Summary of Investments-Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company of New York as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments-Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, the Company changed its recognition and presentation for other-than-temporary impairments of debt securities in 2009.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 12, 2010

ITEM 11(F).SELECTED FINANCIAL DATA

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                   5-YEAR SUMMARY OF SELECTED FINANCIAL DATA

                                                  2009       2008        2007        2006        2005
($ IN THOUSANDS)                               ---------- ----------  ----------  ----------  ----------
OPERATING RESULTS
Premiums...................................... $   47,659 $   59,248  $   69,124  $   84,313  $   68,538
Contract charges..............................     51,834     61,108      59,530      63,426      66,280
Net investment income.........................    372,395    402,931     386,738     373,064     356,162
Realized capital gains and losses.............    145,468    (77,205)       (831)    (22,085)     (5,192)
Total revenues................................    617,356    446,082     514,561     498,718     485,788
Net income....................................     36,370      7,672      41,909      34,342      34,521

FINANCIAL POSITION
Investments................................... $7,139,397 $6,648,585  $7,057,629  $6,779,874  $6,726,547
Total assets..................................  8,388,191  8,284,933   8,785,177   8,619,988   8,088,681
Reserve for life-contingent contract benefits
  and contractholder funds....................  6,866,458  7,040,122   6,865,432   6,634,920   6,219,270
Shareholder's equity..........................    706,884    516,568     680,872     652,996     667,433

ITEM 11(H).MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
           RESULTS OF OPERATIONS

OVERVIEW

   The following discussion highlights significant factors influencing the financial position and results of operations of Allstate Life Insurance Company of New York (referred to in this document as "we", "ALNY", "our", "us" or the "Company"). It should be read in conjunction with the financial statements and related notes found under Item 11(e) contained herein. We operate as a single segment entity based on the manner in which we use financial information to evaluate business performance and determine the allocation of resources.

   The most important factors we monitor to evaluate the financial condition and performance of our company include:

    . For operations: benefit and investment spread, amortization of deferred policy acquisition costs, expenses, net income, invested assets, premiums and deposits, and new business returns;

    . For investments: credit quality/experience, realized capital gains and losses, investment income, unrealized capital gains and losses, stability of long-term returns, total returns, cash flows, and asset and liability duration; and

    . For financial condition: liquidity, financial strength ratings, operating leverage, and return on equity.

APPLICATION OF CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

    .  Fair value of financial assets

    .  Impairment of fixed income and equity securities

    .  Deferred policy acquisition costs ("DAC") amortization

    .  Reserve for life-contingent contract benefits estimation

   In making these determinations, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. It is reasonably likely that changes in these estimates could occur from period to period and result in a material impact on our financial statements.

   A brief summary of each of these critical accounting estimates follows. For a more detailed discussion of the effect of these estimates on our financial statements, and the judgments and assumptions related to these estimates, see the referenced sections of this document. For a complete summary of our significant accounting policies, see Note 2 of the financial statements.

   FAIR VALUE OF FINANCIAL ASSETS Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We categorize our financial assets measured at fair value into a three-level hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:  Financial assets are based on unadjusted quoted prices for identical assets in an active market that we can access.

Level 2:  Financial assets values are based on the following:

          (a)Quoted prices for similar assets in active markets;

          (b)Quoted prices for identical or similar assets in markets that are not active; or

          (c)Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

Level 3:  Financial assets values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect our estimates of the assumptions that market participants would use in valuing the financial assets.

   Observable inputs are inputs that reflect the assumptions market participants would use in valuing financial assets that are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs reflect our estimates of the assumptions market participants would use in valuing financial assets and are developed based on the best information available in the circumstances. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information. If valuation inputs used to measure fair value fall into different levels of the fair value hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement in its entirety.

   We are responsible for the determination of fair value of financial assets and the supporting assumptions and methodologies. We gain assurance on the overall reasonableness and consistent application of valuation input assumptions, valuation methodologies and compliance with accounting standards for fair value determination through the execution of various processes and controls designed to ensure that our financial assets are appropriately valued. We monitor fair values received from third parties and those derived internally on an ongoing basis.

   We employ independent third-party valuation service providers, broker quotes and internal pricing methods to determine fair values, which provide a single quote or price for each financial instrument. We obtain or calculate only one quote or price per instrument.

   Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of proprietary algorithms, produce valuation information in the form of a single fair value for individual securities for which a fair value has been requested under the terms of our agreements. For certain equity securities, valuation service providers provide market quotations for completed transactions on the measurement date. For other security types, fair values are derived from the valuation service providers' proprietary valuation models. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, interest rate yield curves, credit spreads, liquidity spreads, currency rates, and other information, as applicable. Credit and liquidity spreads are typically implied from completed transactions and transactions of comparable securities. Valuation service providers also use proprietary discounted cash flow models that are widely accepted in the financial services industry and similar to those used by other market participants to value the same financial instruments. The valuation models take into account, among other things, market observable information as of the measurement date, as described above, as well as the specific attributes of the security being valued including its term, interest rate, credit rating, industry sector, and where applicable, collateral quality and other issue or issuer specific information. Executing valuation models effectively requires seasoned professional judgment and experience. In cases where market transactions or other market observable data is limited, the extent to which judgment is applied varies inversely with the availability of market observable information.

   For certain of our financial assets carried at fair value, where our valuation service providers cannot provide fair value determinations, we obtain a single non-binding price quote from a broker familiar with the security who, similar to our valuation service providers, may consider transactions or activity in similar securities, as applicable, among other information. The brokers providing price quotes are generally from the brokerage divisions of leading financial institutions with market making, underwriting and distribution expertise regarding the security subject to valuation.

   The fair value of certain financial assets, including privately placed corporate securities, Auction Rate Securities ("ARS") backed by student loans, and certain free-standing derivatives, where our valuation service providers or brokers do not provide fair value determinations, is determined using valuation methods and models widely accepted in the financial services industry. Internally developed valuation models, which include inputs that may not be market observable and as such involve some degree of judgment, are considered appropriate for each class of security to which they are applied.

   Our internal pricing methods are primarily based on models using discounted cash flow methodologies that develop a single best estimate of fair value. Our models generally incorporate inputs that we believe are representative of inputs other market participants would use to determine fair value of the same instruments, including yield curves, quoted market prices of comparable securities, published credit spreads, and other applicable market data. Additional inputs that are used to model fair value include internally-derived assumptions such as liquidity premium and credit ratings, as well as instrument-specific characteristics that include, but are not limited to, coupon rate, expected cash flows, sector of issuer, and call provisions. Internally assigned credit ratings are generally consistent with external ratings published by the National Association of Insurance Commissioners ("NAIC"); however, they are developed at a more finite level. For example, an NAIC rating of 1 includes securities rated triple, double and single A by at least one nationally recognized statistical rating organization ("NRSRO"). We believe our internal ratings provide for a more reliable estimate of fair value since we can more precisely match these ratings to other market observable valuation inputs, such as credit and sector spreads, when performing these valuations. Due to the existence of non-market observable inputs, such as liquidity premiums, judgment is required in developing these fair values. As a result, the fair value of these financial assets may differ from the amount actually received to sell an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the financial assets' fair values.

   For the majority of our financial assets measured at fair value, all significant inputs are based on market observable data and significant management judgment does not affect the periodic determination of fair value. The determination of fair value using discounted cash flow models involves management judgment when significant model inputs are not based on market observable data. However, where market observable data is available, it takes precedence, and as a result, no range of reasonably likely inputs exists from which the basis of a sensitivity analysis could be constructed.

   There is one primary situation where a discounted cash flow model utilizes a significant input that is not market observable. It relates to the determination of fair value for our ARS backed by student loans. The significant input is the assumption about the anticipated date liquidity will return to this market (that is, when auction failures will cease). Determination of this assumption allows for matching to market observable inputs when performing these valuations.

   The following table displays the sensitivity of reasonably likely changes in the assumption about the anticipated date liquidity will return to the ARS backed by student loans market as of December 31, 2009. The selection of these hypothetical scenarios represents an illustration of the estimated potential proportional effect of alternate assumptions and should not be construed as either a prediction of future events or an indication that it would be reasonably likely that all securities would be similarly affected.

     ($ IN THOUSANDS)
     ARS BACKED BY STUDENT LOANS AT FAIR VALUE.................. $99,115
     PERCENTAGE CHANGE IN FAIR VALUE RESULTING FROM:
        Decrease in assumption by four months for the
          anticipated date liquidity will return to this market.     0.4%
        Increase in assumption by four months for the
          anticipated date liquidity will return to this market.    (0.4)%

   We believe our most significant exposure to changes in fair value is due to market risk. Our exposure to changes in market conditions is discussed fully in the Market Risk section of the MD&A.

   We employ specific control processes to determine the reasonableness of the fair values of our financial assets. Our processes are designed to ensure that the values received or internally estimated are accurately recorded and that the data inputs and the valuation techniques utilized are appropriate, consistently applied, and that the assumptions are reasonable and consistent with the objective of determining fair value. For example, on a continuing basis, we assess the reasonableness of individual security values received from valuation service providers and those derived from internal models that exceed certain thresholds as compared to previous values received from those valuation service providers or derived from internal models. In addition, we may validate the reasonableness of fair values by comparing information obtained from our valuation service providers to other third party valuation sources for selected securities. For internal pricing models, we have implemented price validation procedures such as back-testing of actual sales, which corroborates the various model inputs to market observable data. When fair value determinations are expected to be more variable, we validate them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

   We also perform an analysis to determine whether there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity, and if so, whether transactions may not be orderly. Among the indicators we consider in determining whether a significant decrease in the volume and level of market activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, level of credit spreads over historical levels, bid-ask spread, and price consensuses among market participants and sources. If evidence indicates that prices are based on transactions that are not orderly, we place little, if any, weight on the transaction price and will estimate fair value using an internal pricing model. As of December 31, 2009 and 2008, we did not alter fair values provided by our valuation service providers or brokers or substitute them with an internal pricing model.

   The following table identifies fixed income and equity securities and short-term investments as of December 31, 2009 by source of value determination:

                                                      FAIR     PERCENT
                                                      VALUE    TO TOTAL
         ($ IN THOUSANDS)                           ---------- --------
         Fair value based on internal sources...... $1,088,149   16.6%
         Fair value based on external sources/(1)/.  5,457,380   83.4
                                                    ----------  -----
         Total..................................... $6,545,529  100.0%
                                                    ==========  =====

--------
(1)Includes $98.2 million that are valued using broker quotes.

   For more detailed information on our accounting policy for the fair value of financial assets and the financial assets by level in the fair value hierarchy, see Notes 2 and 6 of the financial statements.

   IMPAIRMENT OF FIXED INCOME AND EQUITY SECURITIES For investments classified as available for sale, the difference between fair value and amortized cost for fixed income securities and cost for equity securities, net of certain other items and deferred income taxes (as disclosed in Note 5), is reported as a component of accumulated other comprehensive income on the Statements of Financial Position and is not reflected in the operating results of any period until reclassified to net income upon the consummation of a transaction with an unrelated third party or when the decline in fair value is deemed other than temporary. We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

   For each fixed income security in an unrealized loss position, we assess whether management with the appropriate authority has made a decision to sell or whether it is more likely than not we will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is deemed other than temporary and is recorded in earnings.

   If we have not made the decision to sell the fixed income security and it is not more likely than not we will be required to sell the fixed income security before recovery of its amortized cost basis, we evaluate whether we expect to receive cash flows sufficient to recover the entire amortized cost basis of the security. We use our best estimate of future cash flows expected to be collected from the fixed income security discounted at the security's original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition of the issue or issuer(s), expected defaults, expected recoveries, the value of underlying collateral and current subordination levels, vintage, geographic concentration, available reserves or escrows, third party guarantees and other credit enhancements. Additionally, other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral may be used to estimate recovery value if we determine that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The unrealized loss deemed to be related to factors other than credit remains classified in other comprehensive income. If we determine that the fixed income security does not have sufficient cash flow or other information to determine a recovery value for the security, we may conclude that the entire decline in fair value is deemed to be credit related and is recorded in earnings.

   There are a number of assumptions and estimates inherent in evaluating impairments of equity securities and determining if they are other than temporary, including: 1) our ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the length of time and extent to which the fair value has been less than cost; 3) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; and 4) the specific reasons that a security is in a significant unrealized loss position, including overall market conditions which could affect liquidity.

   Once assumptions and estimates are made, any number of changes in facts and circumstances could cause us to subsequently determine that a fixed income or equity security is other than temporarily impaired, including: 1) general economic conditions that are worse than previously forecasted or that have a greater adverse effect on a particular issuer or industry sector than originally estimated; 2) changes in the facts and circumstances related to a particular issue or issuer's ability to meet all of its contractual obligations; and 3) changes in facts and circumstances that result in changes to management's intent to sell or result in our assessment that it is more likely than not we will be required to sell before recovery of the amortized cost of a fixed income security or causes a change in our ability or intent to hold an equity security until it recovers in value. Changes in assumptions, facts and circumstances could result in additional charges to earnings in future periods to the extent that losses are realized. The charge to earnings, while potentially significant to net income, would not have a significant effect on shareholder's equity, since the majority of our portfolio is designated as available-for-sale and carried at fair value and as a result, any related unrealized loss, net of deferred income taxes, DAC, deferred sales inducements ("DSI") and reserves for life-contingent contract benefits, would already be reflected as a component of accumulated other comprehensive income in shareholder's equity.

   The determination of the amount of impairment is an inherently subjective process based on periodic evaluation of the factors described above. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in results of operations as such evaluations are revised. The use of different methodologies and assumptions in the determination of the amount of impairments may have a material effect on the amounts presented within the financial statements.

   Fixed income securities subject to other-than-temporary impairment write-downs continue to earn investment income when future expected payments are reasonably estimable, and any discount or premium is recognized using the effective yield method over the expected life of the security; otherwise income recognition is discontinued.

   For additional detail on investment impairments, see Note 5 of the financial statements.

   DEFERRED POLICY ACQUISITION COSTS AMORTIZATION We incur significant costs in connection with acquiring insurance policies and investment contracts. In accordance with GAAP, costs that vary with and are primarily related to acquiring insurance policies and investment contracts are deferred and recorded as an asset on the Statements of Financial Position.

   DAC related to traditional life insurance is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Significant assumptions relating to estimated premiums, investment returns, as well as mortality, persistency and expenses to administer the business are established at the time the policy is issued and are generally not revised during the life of the policy. The assumptions for determining the timing and amount of DAC amortization are consistent with the assumptions used to calculate the reserve for life-contingent contract benefits. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. The recovery of DAC is dependent upon the future profitability of the business. We periodically review the adequacy of reserves and recoverability of DAC for these policies on an aggregate basis using actual experience. We aggregate all traditional life insurance products and immediate annuities with life contingencies in the analysis. In the event actual experience is significantly adverse compared to the original assumptions, a premium deficiency is deemed to exist and any remaining unamortized DAC balance must be expensed to the extent not recoverable and a premium deficiency reserve may be required if the remaining DAC balance is insufficient to absorb the deficiency. In 2009, 2008 and 2007, our reviews concluded that no premium deficiency adjustments were necessary.

   DAC related to interest-sensitive life, fixed annuities and other investment contracts is amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits ("AGP") and estimated future gross profits ("EGP") expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of customer surrender rates, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 20 years for interest-sensitive life and 5-10 years for fixed annuities. The cumulative DAC amortization is reestimated and adjusted by a cumulative charge or credit to results of operations when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP.

   AGP and EGP consist primarily of the following components: contract charges for the cost of insurance less mortality costs and other benefits (benefit margin); investment income and realized capital gains and losses less interest credited (investment margin); and surrender and other contract charges less maintenance expenses (expense margin). The principal assumptions for determining the amount of EGP are investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of persistency, mortality, expenses, and hedges if applicable, and these assumptions are reasonably likely to have the greatest impact on the amount of DAC amortization. Changes in these assumptions can be offsetting and we are unable to reasonably predict their future movements or offsetting impacts over time.

   Each reporting period, DAC amortization is recognized in proportion to AGP for that period adjusted for interest on the prior period DAC balance. This amortization process includes an assessment of AGP compared to EGP, the actual amount of business remaining in-force and realized capital gains and losses on investments supporting the product liability. The impact of realized capital gains and losses on amortization of DAC depends upon which product liability is supported by the assets that give rise to the gain or loss. If the AGP is greater than EGP in the period, but the total EGP is unchanged, the amount of DAC amortization will generally increase, resulting in a current period decrease to earnings. The opposite result generally occurs when the AGP is less than the EGP in the period, but the total EGP is unchanged. However, when DAC amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable based on facts and circumstances. Negative amortization was not recorded for certain fixed annuities during 2009 and 2008 periods in which significant capital losses were realized on their related investment portfolio. For products exposed to investment credit losses in excess of our expectations that may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC amortization may be modified to exclude the higher credit losses.

   Annually, we review and update all assumptions underlying the projections of EGP, including investment returns, comprising investment income and realized capital gains and losses, interest crediting rates, persistency, mortality, expenses and the effect of any hedges. At each reporting period, we assess whether any revisions to assumptions used to determine DAC amortization are required. These reviews and updates may result in amortization acceleration or deceleration, which are commonly referred to as "DAC unlocking". If the update of assumptions causes total EGP to increase, the rate of DAC amortization will generally decrease, resulting in a current period increase to earnings. A decrease to earnings generally occurs when the assumption update causes the total EGP to decrease.

   Over the past three years, our most significant DAC assumption updates that resulted in a change to EGP and the amortization of DAC have been revisions to expected future investment returns, primarily realized capital losses, mortality, expenses and the number of contracts in force or persistency. The following table provides the effect on DAC amortization of changes in assumptions relating to the gross profit components of investment margin, benefit margin and expense margin during the years ended December 31.

                                     2009      2008     2007
                ($ IN THOUSANDS)   --------  -------  --------
                Investment margin. $(50,219) $(9,358) $ 18,720
                Benefit margin....    7,483    4,029     3,491
                Expense margin....      812   (3,762)  (28,029)
                                   --------  -------  --------
                Net acceleration.. $(41,924) $(9,091) $ (5,818)
                                   ========  =======  ========

   DAC amortization acceleration related to changes in the EGP component of investment margin in the first quarter of 2009 was primarily due to an increase in the level of expected realized capital losses in 2009 and 2010. The deceleration related to benefit margin was due to more favorable projected life insurance mortality. DAC amortization acceleration related to changes in the EGP component of investment margin in 2008 was primarily due to the level of realized capital losses impacting actual gross profits in 2008 and the impact of realized capital losses on expected gross profits in 2009. The deceleration related to benefit margin was due to more favorable projected life insurance mortality. The acceleration related to expense margin resulted from current and expected expense levels higher than previously projected. DAC amortization deceleration related to changes in the EGP component of investment margin in 2007 was due to higher yields from repositioning of the investment portfolio and reduced interest crediting rates on annuities. The deceleration related to benefit margin was due to more favorable projected life insurance mortality. The acceleration related to expense margin was a result of expenses being higher than expected.

   The following table displays the sensitivity of reasonably likely changes in assumptions included in the gross profit components of investment margin or benefit margin to amortization of the DAC balance as of December 31, 2009.

                                                               DECEMBER 31, 2009
                                                          INCREASE/(REDUCTION) IN DAC
($ IN THOUSANDS)                                          ---------------------------
Increase in future investment margins of 25 basis points.           $ 2,766
Decrease in future investment margins of 25 basis points.           $(2,998)

Decrease in future life mortality by 1%..................           $ 1,457
Increase in future life mortality by 1%..................           $(1,497)

   Any potential changes in assumptions discussed above are measured without consideration of correlation among assumptions. Therefore, it would be inappropriate to add them together in an attempt to estimate overall variability in amortization.

   For additional detail related to DAC, see the Operations section of this document.

   RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS ESTIMATION Due to the long term nature of these policies, benefits are payable over many years; accordingly, the reserves are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses are used when establishing the reserve for life-contingent contract benefits payable under insurance policies including traditional life insurance, life-contingent immediate annuities and voluntary health products. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Future investment yield assumptions are determined based upon prevailing investment yields as well as estimated reinvestment yields. Mortality, morbidity and policy termination assumptions are based on our experience and industry experience. Expense assumptions include the estimated effects of inflation and expenses to be incurred beyond the premium-paying period. These assumptions are established at the time the policy is issued, are consistent with assumptions for determining DAC amortization for these policies, and are generally not changed during the policy coverage period. However, if actual experience emerges in a manner that is significantly adverse relative to the original assumptions, adjustments to DAC or reserves may be required resulting in a charge to earnings which could have a material adverse effect on our operating results and financial condition. We periodically review the adequacy of these reserves and recoverability of DAC for these policies on an aggregate basis using actual experience. In the event that actual experience is significantly adverse compared to the original assumptions, a premium deficiency is deemed to exist and any remaining unamortized DAC balance must be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required. In 2009, 2008 and 2007, our reviews concluded that no premium deficiency adjustments were necessary. We anticipate that mortality, investment and reinvestment yields, and policy terminations are the factors that would be most likely to require premium deficiency adjustment to these reserves or related DAC.

   For further detail on the reserve for life-contingent contract benefits, see
Note 8 of the financial statements.

OPERATIONS

   OVERVIEW AND STRATEGY We are a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a wholly owned subsidiary of Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the "Corporation"). We provide life insurance, retirement and investment products, and voluntary accident and health insurance. We serve our customers through Allstate exclusive agencies and non-proprietary distribution channels. Our strategic vision is to reinvent protection and retirement for the consumer. We plan to offer a suite of products that are easy for middle market and emerging affluent consumers to understand, meet their protection needs and help them better prepare for retirement.

   To achieve our vision and reach our financial goals, our primary objectives are to deepen financial services relationships with Allstate customers and improve profitability through operational excellence and portfolio optimization. We plan to bring value to our ultimate parent, The Allstate Corporation (the "Corporation"), in three principal ways: through profitable growth of our products, improving the economics of the Corporation's property-liability insurance business through increased customer loyalty and renewal rates by cross selling our products to their customers, and by attracting new customers to Allstate. We plan to continue to shift our product mix by decreasing sales of our spread based products, principally fixed annuities, and by growing sales of underwritten products having mortality or morbidity risk, principally life insurance. In addition to focusing on higher return markets, products, and distribution channels, we will continue to emphasize capital efficiency and enterprise risk and return management strategies and actions.

   Our strategy provides a platform to profitably grow our business. Based upon Allstate's strong financial position and brand, our customers seek assistance in meeting their protection and retirement needs through trusted relationships. We have unique access to potential customers through cross-sell opportunities within the Allstate exclusive agencies.

   Our products include fixed annuities such as deferred and immediate annuities; interest-sensitive, traditional and variable life insurance; and voluntary accident and health insurance. Our products are sold through multiple distribution channels including Allstate exclusive agencies, which include exclusive financial specialists, independent agents (including master brokerage agencies and workplace enrolling agents), specialized structured settlement brokers and, through March 31, 2010, financial service firms such as banks and broker-dealers. Effective March 31, 2010, we will no longer wholesale or provide distribution support to banks and broker-dealers. Although we will continue to service inforce contracts sold through these channels, we will no longer solicit new sales through our direct relationships with banks and broker-dealers. Certain of our master brokerage agencies and independent agents may continue to wholesale our products to banks and broker-dealers through their relationships.

   SUMMARY ANALYSIS Summarized financial data for the years ended December 31 is presented in the following table.

                                               2009        2008        2007
 ($ IN THOUSANDS)                           ----------  ----------  ----------
 REVENUES
 Premiums.................................. $   47,659  $   59,248  $   69,124
 Contract charges..........................     51,834      61,108      59,530
 Net investment income.....................    372,395     402,931     386,738
 Realized capital gains and losses.........    145,468     (77,205)       (831)
                                            ----------  ----------  ----------
 Total revenues............................    617,356     446,082     514,561
 COSTS AND EXPENSES
 Contract benefits.........................   (170,075)   (184,192)   (181,803)
 Interest credited to contractholder funds.   (201,549)   (191,208)   (177,407)
 Amortization of DAC.......................   (148,450)    (17,778)    (53,445)
 Operating costs and expenses..............    (41,183)    (40,869)    (37,624)
                                            ----------  ----------  ----------
 Total costs and expenses..................   (561,257)   (434,047)   (450,279)

 (Loss) gain on disposition of operations..         --        (358)        429
 Income tax expense........................    (19,729)     (4,005)    (22,802)
                                            ----------  ----------  ----------
 Net income................................ $   36,370  $    7,672  $   41,909
                                            ==========  ==========  ==========
 Investments at December 31................ $7,139,397  $6,648,585  $7,057,629
                                            ==========  ==========  ==========

   Net income was $36.4 million, $7.7 million and $41.9 million in 2009, 2008 and 2007, respectively. The increase of $28.7 million in 2009 compared to 2008 was primarily the result of net realized capital gains in 2009 compared to net realized capital losses in 2008, partially offset by higher amortization of DAC and decreased net investment income.

   The decrease in net income of $34.2 million in 2008 compared to 2007 was the result of higher net realized capital losses and, to a much lesser extent, higher interest credited to contractholder funds, lower premiums, and higher operating cost and expenses, partially offset by lower amortization of DAC, increased net investment income and higher contract charges.

   Net income in 2008 included additional expenses for contract benefits relating to a rescission of reinsurance coverage for certain traditional and interest-sensitive life insurance policies in accordance with an agreement between the Company and ALIC (the "rescission"). The rescission reduced net income by $4.1 million in 2008. For further detail on the rescission, see Note 4 to the financial statements.

   ANALYSIS OF REVENUES Total revenues increased 38.4% or $171.3 million in 2009 compared to 2008 due primarily to a $222.7 million improvement in realized capital gains and losses, partially offset by a $30.5 million decrease in net investment income and a $20.9 million decrease in premiums and contract charges. Total revenues decreased 13.3% or $68.5 million in 2008 compared to 2007, due primarily to an increase in net realized capital losses, partially offset by an increase in net investment income.

   Premiums represent revenues generated from traditional life insurance, immediate annuities with life contingencies, and accident and health insurance products that have significant mortality or morbidity risk.

   Contract charges are revenues generated from interest-sensitive and variable life insurance and fixed annuities for which deposits are classified as contractholder funds or separate accounts liabilities. Contract charges are assessed against the contractholder account values for maintenance, administration, cost of insurance and surrender prior to contractually specified dates. As a result, changes in contractholder funds are considered in the evaluation of growth and as indicators of future levels of revenues.

   The following table summarizes premiums and contract charges by product.

                                                   2009     2008     2007
     ($ IN THOUSANDS)                             ------- -------- --------
     PREMIUMS
     Traditional life insurance/(1)/............. $20,159 $ 29,597 $ 24,997
     Immediate annuities with life contingencies.  17,934   21,451   37,491
     Accident and health.........................   9,566    8,200    6,636
                                                  ------- -------- --------
     TOTAL PREMIUMS..............................  47,659   59,248   69,124

     CONTRACT CHARGES
     Interest-sensitive life insurance/(1)/......  47,071   54,972   51,155
     Fixed annuities.............................   4,763    6,136    8,375
                                                  ------- -------- --------
     TOTAL CONTRACT CHARGES/(2)/.................  51,834   61,108   59,530
                                                  ------- -------- --------
     TOTAL PREMIUMS AND CONTRACT CHARGES......... $99,493 $120,356 $128,654
                                                  ======= ======== ========

--------
(1)Beginning in 2008, certain ceded reinsurance premiums previously included as a component of traditional life insurance premiums were reclassified prospectively to be reported as a component of interest-sensitive life insurance contract charges. In 2007, these ceded reinsurance premiums were $2.5 million.
(2)Total contract charges for 2009, 2008 and 2007 include contract charges related to the cost of insurance totaling $26.7 million, $36.8 million and $35.2 million, respectively.

   Total premiums decreased 19.6% in 2009 compared to 2008 due to lower premiums on traditional life insurance and immediate annuities with life contingencies. The decline in premiums on traditional life insurance was primarily the result of higher premiums ceded to ALIC due to a greater utilization of reinsurance. The decline in premiums on immediate annuities with life contingencies was due to lower sales.

   Total premiums decreased 14.3% in 2008 compared to 2007 due to lower premiums on immediate annuities with life contingencies resulting from highly competitive market conditions and our continued focus on returns. This decline was partially offset by higher premiums on traditional life insurance and, to a lesser extent, accident and health products. The increase in premiums on traditional life insurance included the impact of a prospective reporting reclassification for certain ceded reinsurance premiums and higher renewal premium. Excluding the impact of the reporting reclassification, total premiums decreased 17.3% in 2008 compared to 2007.

   Total contract charges decreased 15.2% in 2009 compared to 2008 due primarily to lower contract charges on interest-sensitive life insurance policies resulting from higher cost of insurance contract charges ceded to ALIC due to a greater utilization of reinsurance, partially offset by increased contract charge rates and growth in business in force.

   Total contract charges increased 2.7% in 2008 compared to 2007. This increase included the impact of the prospective reporting reclassification for certain ceded reinsurance premiums. Excluding the impact of this reclassification, total contract charges increased 7.2% in 2008 due to higher contract charges on interest-sensitive life insurance policies resulting from increased contract charge rates and growth in business in force, partially offset by decreased contract charges on fixed annuities.

   Contractholder funds represent interest-bearing liabilities arising from the sale of fixed annuities, interest-sensitive life insurance policies and variable life deposits allocated to fixed accounts. The balance of contractholder funds is equal to the cumulative deposits received and interest credited to the contractholder less cumulative contract maturities, benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. The following table shows the changes in contractholder funds.

                                                       2009        2008        2007
($ IN THOUSANDS)                                    ----------  ----------  ----------
CONTRACTHOLDER FUNDS, BEGINNING BALANCE............ $5,086,965  $4,848,461  $4,708,428

DEPOSITS
Fixed annuities....................................    180,327     509,146     431,832
Interest-sensitive life insurance..................    116,543     102,752     105,854
Variable life deposits allocated to fixed accounts.        120         106          69
                                                    ----------  ----------  ----------
Total deposits.....................................    296,990     612,004     537,755

INTEREST CREDITED..................................    182,665     190,945     179,417

BENEFITS, WITHDRAWALS AND OTHER ADJUSTMENTS
Benefits...........................................   (160,351)   (161,813)   (146,828)
Surrenders and partial withdrawals.................   (308,244)   (335,521)   (316,399)
Contract charges...................................    (57,157)    (54,138)    (49,086)
Net transfers to separate accounts.................         --         (38)         (2)
Other adjustments/(1)/.............................    (49,989)    (12,935)    (64,824)
                                                    ----------  ----------  ----------
Total benefits, withdrawals and other adjustments..   (575,741)   (564,445)   (577,139)
                                                    ----------  ----------  ----------
CONTRACTHOLDER FUNDS, ENDING BALANCE............... $4,990,879  $5,086,965  $4,848,461
                                                    ==========  ==========  ==========

--------
(1)The table above illustrates the changes in contractholder funds, which are presented gross of reinsurance recoverables on the Statements of Financial Position. The table above is intended to supplement our discussion and analysis of revenues, which are presented net of reinsurance on the Statements of Operations and Comprehensive Income. As a result, the net change in contractholder funds associated with products reinsured to third parties is reflected as a component of the other adjustments line.

   Contractholder funds decreased 1.9% in 2009 and increased 4.9% and 3.0% in 2008 and 2007, respectively. Average contractholder funds increased 1.4% in 2009 compared to 2008 and increased 4.0% in 2008 compared to 2007.

   Contractholder deposits decreased 51.5% in 2009 compared to 2008 due to lower deposits on fixed annuities. Deposits on fixed annuities decreased 64.6% in 2009 compared to 2008 due to pricing actions to improve returns on new business and reduce our concentration in spread based products.

   Contractholder deposits increased 13.8% in 2008 compared to 2007 due to higher deposits on fixed annuities. Deposits on fixed annuities increased 17.9% in 2008 compared to 2007 due primarily to increased consumer demand as the attractiveness of fixed annuities relative to competing products improved, partially offset by pricing decisions aimed to increase new business returns.

   Surrenders and partial withdrawals decreased 8.1% in 2009 compared to 2008 due to lower surrenders and partial withdrawals on traditional fixed annuities, partially offset by higher surrenders and partial withdrawals on market value adjusted annuities and interest-sensitive life insurance.

   Surrenders and partial withdrawals on deferred fixed annuities and interest-sensitive life insurance products increased 6.0% in 2008 compared to 2007 due to an increase in surrenders and partial withdrawals on fixed annuities and, to a lesser extent, interest-sensitive life insurance products.

   The surrender and partial withdrawal rate on deferred fixed annuities and interest-sensitive life insurance products, based on the beginning of period contractholder funds, was 7.4% in 2009 compared to 8.6% in 2008 and 8.5% in 2007.

   Net investment income decreased 7.6% or $30.5 million to $372.4 million in 2009 from $402.9 million in 2008. Net investment income increased 4.2% or $16.2 million to $402.9 million in 2008 from $386.7 million in 2007. For further discussion of net investment income, see the Investments section of the MD&A.

   Net realized capital gains and losses reflected net gains of $145.5 million in 2009 compared to net losses of $77.2 million and $831 thousand in 2008 and 2007, respectively. For further discussion of realized capital gains and losses, see the Investments section of the MD&A.

   ANALYSIS OF COSTS AND EXPENSES Total costs and expenses increased 29.3% or $127.2 million in 2009 compared to 2008. Total costs and expenses in 2008 included expenses for contract benefits related to the rescission. Excluding the net impact of the rescission, which increased total costs and expenses by $6.3 million in 2008, total costs and expenses increased 31.2% or $133.5 million in 2009 compared to 2008 due primarily to higher amortization of DAC and, to a much lesser extent, higher interest credited to contractholder funds, partially offset by lower contract benefits.

   Total costs and expenses decreased 3.6% or $16.2 million in 2008 compared to 2007 due primarily to lower amortization of DAC, partially offset by higher interest credited to contractholder funds and the additional expenses for contract benefits in 2008 relating to the rescission. Excluding the net impact of the rescission, total costs and expenses decreased 5.0% or $22.5 million in 2008 compared to 2007.

   Contract benefits decreased 7.7% or $14.1 million in 2009 compared to 2008 due primarily to the rescission. Excluding the impact of the rescission, which increased contract benefits by $7.1 million in 2008, total contract benefits decreased 3.9% or $7.0 million in 2009 compared to 2008 due to lower contract benefits on annuities and traditional life insurance. The decline in contract benefits on annuities reflects improved mortality experience and the impact of lower sales of immediate annuities with life contingencies. The decline in contract benefits on traditional life insurance was due to improved mortality experience resulting primarily from a reduction in large claim counts and higher contract benefits ceded to ALIC due to a greater utilization of reinsurance.

   Contract benefits increased 1.3% or $2.4 million in 2008 compared to 2007 due to the rescission. Excluding the impact of the rescission, total contract benefits decreased 2.6% or $4.7 million in 2008 compared to 2007. This decrease reflects lower contract benefits on annuities partially offset by higher contract benefits on life insurance products. The decline in contract benefits on annuities was due to the impact of lower sales of immediate annuities with life contingencies, partially offset by unfavorable mortality experience. The increase in contract benefits on life insurance products was due to unfavorable mortality experience.

   We analyze our mortality and morbidity results using the difference between premiums and contract charges earned for the cost of insurance and contract benefits excluding the portion related to the implied interest on immediate annuities with life contingencies ("benefit spread"). This implied interest totaled $111.3 million, $108.1 million and $107.5 million in 2009, 2008 and 2007, respectively. The benefit spread by product group is disclosed in the following table.

                                       2009   2008/(1)/ 2007/(1)/
               ($ IN THOUSANDS)      -------  --------  --------
               Life insurance....... $12,627  $18,858   $26,345
               Accident and health..   4,355    3,875     2,475
               Annuities............  (1,334)  (2,826)    1,243
                                     -------  -------   -------
               Total benefit spread. $15,648  $19,907   $30,063
                                     =======  =======   =======

--------
(1)To conform to the current year presentation, certain amounts in the prior years have been reclassified.

   Benefit spread decreased 21.4% or $4.3 million in 2009 compared to 2008. Benefit spread decreased 33.8% or $10.2 million in 2008 compared to 2007 due primarily to the rescission. Excluding the impact of the rescission, benefit spread decreased 10.0% or $3.1 million in 2008 compared to 2007.

   Interest credited to contractholder funds increased 5.4% or $10.3 million in 2009 compared to 2008 due primarily to higher amortization of DSI, partially offset by lower weighted average interest crediting rates on deferred fixed annuities. Amortization of DSI in 2009 and 2008 was $22.3 million and $7.8 million, respectively. The increase primarily relates to an unfavorable change in amortization relating to realized capital gains and losses of $14.6 million.

   Interest credited to contractholder funds increased 7.8% or $13.8 million in 2008 compared to 2007 due to higher average contractholder funds, higher acceleration of amortization of DSI due to changes in assumptions, and an increase in the weighted average interest crediting rate on deferred fixed annuities, partially offset by a favorable change in amortization of DSI relating to realized capital gains and losses, and a decline in the weighted average interest crediting rate on immediate fixed annuities.

   The acceleration of amortization of DSI due to changes in assumptions increased interest credited to contractholder funds by $7.0 million, $7.5 million and $844 thousand in 2009, 2008 and 2007, respectively.

   In order to analyze the impact of net investment income and interest credited to contractholders on net income, we monitor the difference between net investment income and the sum of interest credited to contractholder funds and the implied interest on immediate annuities with life contingencies, which is included as a component of contract benefits on the Statements of Operations and Comprehensive Income ("investment spread").

   The investment spread by product group is shown in the following table.

                                                    2009   2008/(1)/ 2007/(1)/
 ($ IN THOUSANDS)                                 -------  --------  --------
 Annuities....................................... $28,775  $ 56,314  $ 60,162
 Life insurance..................................   1,090     2,767     3,087
 Accident and health.............................     (17)      (11)      (23)
 Net investment income on investments supporting
   capital.......................................  29,670    44,555    38,611
                                                  -------  --------  --------
 Total investment spread......................... $59,518  $103,625  $101,837
                                                  =======  ========  ========

--------
(1)To conform to the current year presentation, certain amounts in the prior years have been reclassified.

   Investment spread declined 42.6% or $44.1 million in 2009 compared to 2008 and was consistent in 2008 compared to 2007. The decline in 2009 compared to 2008 reflects lower net investment income and, to a lesser extent, higher amortization of DSI.

   To further analyze investment spreads, the following table summarizes the weighted average investment yield on assets supporting product liabilities and capital, interest crediting rates and investment spreads for 2009, 2008 and 2007.

                                                      WEIGHTED AVERAGE WEIGHTED AVERAGE        WEIGHTED AVERAGE
                                                      INVESTMENT YIELD INTEREST CREDITING RATE INVESTMENT SPREADS
                                                      -------------    ----------------------  -----------------
                                                      2009   2008 2007 2009    2008    2007    2009   2008  2007
                                                      ----   ---- ---- ----    ----    ----    ----   ----  ----
Interest-sensitive life insurance.................... 5.1%   5.7% 5.7% 4.6%    4.6%    4.6%    0.5%   1.1%  1.1%
Deferred fixed annuities............................. 5.1    5.6  5.7  3.3     3.5     3.4     1.8    2.1   2.3
Immediate fixed annuities with and without life
  contingencies...................................... 6.6    7.1  7.4  6.5     6.5     6.6     0.1    0.6   0.8
Investments supporting capital, traditional life and
  other products..................................... 4.2    6.5  6.0  N/A     N/A     N/A     N/A    N/A   N/A

   The following table summarizes our product liabilities as of December 31 and indicates the account value of those contracts and policies for which an investment spread is generated.

                                                                   2009       2008       2007
($ IN THOUSANDS)                                                ---------- ---------- ----------
Immediate fixed annuities with life contingencies.............. $1,675,884 $1,649,426 $1,619,758
Other life contingent contracts and other......................    199,695    303,731    397,213
                                                                ---------- ---------- ----------
   Reserve for life-contingent contract benefits............... $1,875,579 $1,953,157 $2,016,971
                                                                ========== ========== ==========
Interest-sensitive life insurance.............................. $  627,362 $  576,167 $  530,763
Deferred fixed annuities.......................................  3,753,232  3,885,089  3,733,197
Immediate fixed annuities without life contingencies and other.    610,285    625,709    584,501
                                                                ---------- ---------- ----------
   Contractholder funds........................................ $4,990,879 $5,086,965 $4,848,461
                                                                ========== ========== ==========

   Amortization of DAC increased $130.7 million in 2009 compared to 2008 and decreased to $35.7 million in 2008 compared to 2007. The components of amortization of DAC are shown in the following table.

                                                                               2009      2008      2007
($ IN THOUSANDS)                                                            ---------  --------  --------
Amortization of DAC before amortization relating to realized capital gains and losses and changes in assumptions.................................... $ (52,307) $(41,471) $(47,431)
(Amortization) accretion relating to realized capital gains and losses.....   (54,219)   32,784      (196)
Amortization acceleration for changes in assumptions ("DAC unlocking").....   (41,924)   (9,091)   (5,818)
                                                                            ---------  --------  --------
   Total amortization of DAC............................................... $(148,450) $(17,778) $(53,445)
                                                                            =========  ========  ========

   The increase of $130.7 million in 2009 compared to 2008 was due primarily to an unfavorable change in amortization relating to realized capital gains and losses, and to a lesser extent, higher amortization acceleration for changes in assumptions. The decrease of $35.7 million in 2008 compared to 2007 was due primarily to a favorable change in accretion (amortization) relating to realized capital gains and losses and lower amortization on fixed annuities due to lower investment spread, partially offset by higher amortization acceleration for changes in assumptions.

   The impact of realized capital gains and losses on amortization of DAC is dependent upon the relationship between the assets that give rise to the gain or loss and the product liability supported by the assets. Fluctuations result from changes in the impact of realized capital gains and losses on actual and expected gross profits. In 2009, DAC amortization relating to realized capital gains and losses resulted primarily from realized capital gains on derivatives. Additionally, DAC amortization reflects our decision in the second half of 2009 not to recapitalize DAC for credit losses on investments supporting certain fixed annuities following concerns that an increase in the level of expected realized capital losses in 2010 and 2011 may reduce EGP and adversely impact the product DAC recoverability. In 2008, DAC accretion resulted primarily from realized capital losses on derivatives and other-than-temporary impairment losses.

   Despite the recent improvement in the credit markets and the overall economy, the cumulative impact of realized capital losses through December 31, 2009 has negatively impacted both the actual and expected gross profits of our fixed annuity business. In the fourth quarter of 2009, we reviewed and updated the gross profit assumptions used in substantially all of our fixed annuity DAC models to exclude excess realized capital losses when determining gross profits used for calculating DAC amortization. This is consistent with our decision not to record negative amortization related to realized capital losses for these fixed annuities, which is expected to be our practice during periods when realized capital losses are reported. This treatment results in a lower DAC amortization rate for these fixed annuities. The lower rate of amortization will be applied to a higher level of actual gross profits, as gross profits used to determine DAC amortization will exclude excess realized capital losses.

   The DAC adjustment relating to unrealized capital gains and losses (disclosed in footnote 4 to the table that follows this discussion) represents the amount by which the amortization of DAC would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized. The DAC adjustment balance, subject to limitations, is determined by applying the DAC amortization rate to unrealized net capital gains or losses. The fixed annuity DAC adjustment for unrealized capital gains and losses declined as of December 31, 2009 as a result of lower unrealized capital losses and the lower rate of DAC amortization used for certain fixed annuities discussed above. Changes in the DAC adjustment balance relating to unrealized capital gains and losses are reported through other comprehensive income.

   Our annual comprehensive review of the profitability of our products to determine DAC balances for our interest-sensitive life, fixed annuities and other investment contracts covers assumptions for investment returns, including capital gains and losses, interest crediting rates to policyholders, the effect of any hedges, persistency, mortality and expenses in all product lines. In the first quarter of 2009, the review resulted in an acceleration of DAC amortization (charge to income) of $41.9 million pre-tax, including amortization acceleration of $45.2 million related to fixed annuities, partially offset by amortization deceleration (credit to income) of $3.3 million for interest-sensitive life insurance. The principal assumption impacting EGP and the related DAC amortization for fixed annuities was an increase in the level of expected realized capital losses in 2009 and 2010 and, to a lesser extent, reduced investment spread. Reduced EGP for fixed annuities resulted in accelerated DAC amortization. For our interest-sensitive life insurance products, the amortization deceleration was due to higher EGP due to a favorable change in our mortality assumptions, partially offset by increased expected capital losses and, to a lesser extent, reduced investment spread.

   In 2008, DAC amortization acceleration for changes in assumptions, recorded in connection with comprehensive reviews of the DAC balances resulted in an increase to amortization of DAC of $9.1 million. The principle assumption impacting the amortization acceleration in 2008 was the level of realized capital losses impacting actual gross profits in 2008 and the impact of realized capital losses on EGP in 2009. During the fourth quarter of 2008, our assumptions for EGP were impacted by a view of higher impairments in our investment portfolio. In 2007, DAC amortization acceleration for changes in assumptions was $5.8 million.

   The changes in the DAC asset are summarized in the following tables.

                                          TRADITIONAL LIFE
                                            AND ACCIDENT    INTEREST-SENSITIVE         FIXED
                                             AND HEALTH       LIFE INSURANCE         ANNUITIES              TOTAL
                                          ----------------  ------------------  -------------------  -------------------
                                            2009     2008     2009      2008       2009      2008       2009      2008
($ IN THOUSANDS)                          -------  -------  --------  --------  ---------  --------  ---------  --------
Beginning balance........................ $45,332  $41,568  $153,106  $ 92,861  $ 339,810  $144,235  $ 538,248  $278,664
Acquisition costs deferred...............   7,844    8,218    15,483    15,868      9,233    27,304     32,560    51,390
Impact of adoption of new OTTI
 accounting before unrealized
 impact/(1)/.............................      --       --      (832)       --    (10,993)       --    (11,825)       --
Impact of adoption of new OTTI
 accounting effect of unrealized capital
 gains and losses/(2)/...................      --       --       832        --     10,993        --     11,825        --
Amortization of DAC before amortization
 relating to realized capital gains and
 losses and changes in assumptions/(3)/..  (5,308)  (4,454)   (3,902)   (7,423)   (43,097)  (29,594)   (52,307)  (41,471)
(Amortization) accretion relating to
 realized capital gains and losses/(3)/..      --       --      (935)    5,021    (53,284)   27,763    (54,219)   32,784
Amortization (acceleration) deceleration
 for changes in assumptions ("DAC
 unlocking")/(3)/........................      --       --     3,281    (8,207)   (45,205)     (884)   (41,924)   (9,091)
Effect of unrealized capital gains and
 losses/(4)/.............................      --       --   (47,059)   54,986   (161,974)  170,986   (209,033)  225,972
                                          -------  -------  --------  --------  ---------  --------  ---------  --------
Ending balance........................... $47,868  $45,332  $119,974  $153,106  $  45,483  $339,810  $ 213,325  $538,248
                                          =======  =======  ========  ========  =========  ========  =========  ========

--------
(1)The adoption of new OTTI accounting guidance resulted in an adjustment to DAC to reverse previously recorded DAC accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption on April 1, 2009. The adjustment was recorded as a reduction of the DAC balance and retained income.
(2)The adoption of new OTTI accounting guidance resulted in an adjustment to DAC due to the change in unrealized capital gains and losses that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DAC balance and unrealized capital gains and losses.
(3)Included as a component of amortization of DAC on the Statements of Operations and Comprehensive Income.
(4)Represents the change in the DAC adjustment for unrealized capital gains and losses. The DAC adjustment balance was $46.8 million and $244.0 million as of December 31, 2009 and 2008, respectively, and represents the amount by which the amortization of DAC would increase or decrease if the unrealized gains and losses in the respective product portfolios were realized. Recapitalization of DAC is limited to the originally deferred policy acquisition costs plus interest.

   Operating costs and expenses increased 0.8% in 2009 compared to 2008 due primarily to higher insurance department assessments and restructuring and related charges, partially offset by lower non-deferrable commissions and decreased employee and professional services expenses. During 2009, restructuring and related charges of $2.2 million were recorded in connection with our plan to improve efficiency and narrow our focus of product offerings.

   Operating costs and expenses increased 8.6% in 2008 compared to 2007 due primarily to higher expenses related to growth initiatives, partially offset by lower non-deferrable commissions. In addition, 2007 benefited to a greater degree from a servicing fee paid by Prudential Financial Inc ("Prudential") for our servicing of the variable annuity business that we ceded to them during a transition period beginning in 2006 which ended in May 2008.

   Income tax expense increased by $15.7 million in 2009 compared to 2008 and decreased by $18.8 million in 2008 compared to 2007. These changes were proportionate with the changes in pre-tax income.

   The Company's effective tax rate is impacted by tax favored investment income such as dividends qualifying for the dividends received deduction ("DRD"). In 2007, the Internal Revenue Service ("IRS") announced its intention to issue regulations dealing with certain computational aspects of the DRD related to separate account assets ("separate accounts DRD"). The ultimate timing and substance of any such regulations are unknown at this time, but may result in the elimination of some or all of the separate accounts DRD tax benefit reflected as a component of the Company's income tax expense. The Company recognized a tax benefit from the separate accounts DRD of $3.1 million, $2.9 million and $3.1 million in 2009, 2008 and 2007, respectively.

   REINSURANCE CEDED We enter into reinsurance agreements with ALIC and unaffiliated reinsurers to limit our risk of mortality and morbidity losses and re-investment risk. In addition, we have used reinsurance to effect the disposition of certain blocks of business. We retain primary liability as a direct insurer for all risks ceded to reinsurers.

   As of December 31, 2009 and 2008, 35.0% and 34.9%, respectively, of our face amount of life insurance in force was reinsured. As of December 31, 2009 and 2008, for certain term life insurance policies, we ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, we ceded the mortality risk associated with coverage in excess of $250 thousand per life to ALIC. Additionally, we ceded all of the risk associated with our variable annuity business.

   The estimation of reinsurance recoverables is impacted by the uncertainties involved in the establishment of reserves.

   Our reinsurance recoverables, summarized by reinsurer as of December 31, are shown in the following table.

                                              STANDARD &
                                                POOR'S
                                              FINANCIAL      REINSURANCE
                                               STRENGTH   RECOVERABLE ON PAID
                                              RATING/(1)/ AND UNPAID BENEFITS
                                              ----------  -------------------
                                                            2009      2008
     ($ IN THOUSANDS)                         ----------  --------  --------
     Prudential Insurance Company of America.    AA-      $287,545  $335,844
     Transamerica Life Group.................    AA-        22,146    18,570
     RGA Reinsurance Company.................    AA-         5,975     5,420
     Allstate Life Insurance Company.........    AA-         3,449       905
     Swiss Re Life and Health America, Inc...    A+          3,032     2,173
     Canada Life.............................    AA          1,149     1,023
     Security Life of Denver.................    A+            977       925
     Generali USA............................     A            902       865
     American United Life....................    AA-           767       757
     Triton Insurance Company................    NR            429       690
     Scottish Re Life Corporation............    NR            423       447
     Cologne Re..............................    AAA           121       132
     Metropolitan Life.......................    AA-            99        46
     Minnesota Mutual........................    AA-            87        84
     Mutual of Omaha.........................    AA-            72        76
                                                          --------  --------
     Total...................................             $327,173  $367,957
                                                          ========  ========

--------
(1)NR reflects not rated.

   Certain of our reinsurers experienced rating downgrades by one or more rating agencies in 2009. These reinsurers include Prudential Insurance Company of America, Transamerica Life Group, Swiss Re Life and Health America, Inc., Scottish Re Life Corporation and Security Life of Denver. We continuously monitor the creditworthiness of reinsurers in order to determine our risk of recoverability on an individual and aggregate basis, and a provision for uncollectible reinsurance is recorded if needed. No amounts have been deemed unrecoverable in the three-years ended December 31, 2009.

   We have a reinsurance treaty through which we primarily cede re-investment related risk on our structured settlement annuities to ALIC. The terms of this treaty meet the accounting definition of a derivative. Accordingly, the treaty is recorded in the Statements of Financial Position at fair value, and changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses.

INVESTMENTS

OVERVIEW AND STRATEGY The return on our investment portfolio is an important component of our financial results. We manage our portfolio based upon the nature of our business and our corresponding liability structure.

   We employ a strategic asset allocation approach which uses models that consider the nature of our liabilities and risk tolerances, as well as the risk and return parameters of the various asset classes in which we invest. This asset allocation is informed by our global economic and market outlook, as well as other inputs and constraints, including diversification effects, duration, liquidity and capital considerations. We will continue to manage risks associated with rising interest rates, commercial real estate, municipal bonds and equity market declines.

   Our investment strategy focuses on the total return of assets needed to support our underlying liabilities and to achieve an appropriate return on capital. Within the ranges set by the strategic asset allocation model, tactical investment decisions are made in consideration of prevailing market conditions.

  RISK MITIGATION

   We continue to focus our strategic risk mitigation efforts towards managing interest rate, credit and real estate investment risks, while our return optimization efforts focus on investing in market opportunities to generate income and capital appreciation. As a result, during 2009 we took the following actions:

    . Reduced our commercial real estate exposure by 29.5% or $435.7 million of amortized cost primarily through targeted dispositions and principal repayments from borrowers.

    . Sold $50.2 million of below investment grade assets, primarily corporate fixed income securities, as a result of improved market conditions.

   PORTFOLIO COMPOSITION The composition of the investment portfolio at December 31, 2009 is presented in the table below. Also see Notes 2 and 5 of the financial statements for investment accounting policies and additional information.

                                                       PERCENT TO
                                                         TOTAL
              ($ IN THOUSANDS)                         ----------
              Fixed income securities/(1)/. $6,073,765    85.1%
              Mortgage loans...............    543,007     7.6
              Equity Securities/(2)/.......    123,311     1.7
              Short-term/(3)/..............    348,453     4.9
              Policy loans.................     40,569     0.6
              Other........................     10,292     0.1
                                            ----------   -----
                 Total..................... $7,139,397   100.0%
                                            ==========   =====

--------
(1)Fixed income securities are carried at fair value. Amortized cost basis for these securities was $6.07 billion.
(2)Equity securities are carried at fair value. Cost basis for these securities was $100.2 million.
(3)Short-term investments are carried at fair value. Amortized cost basis for these investments was $348.5 million.

   Total investments increased to $7.14 billion at December 31, 2009, from $6.65 billion at December 31, 2008, primarily due to higher valuations for fixed income securities from improved market conditions and operating cash flows that more than offset net reductions in contractholder obligations of $96.1 million.

   FIXED INCOME SECURITIES The following table shows fixed income securities by type.

                                                 FAIR VALUE AT PERCENT TO  FAIR VALUE AT PERCENT TO
                                                 DECEMBER 31,     TOTAL    DECEMBER 31,     TOTAL
                                                     2009      INVESTMENTS     2008      INVESTMENTS
($ IN THOUSANDS)                                 ------------- ----------- ------------- -----------
U.S. government and agencies....................  $  586,202       8.2%     $  917,731      13.8%
Municipal.......................................     878,410      12.3         385,381       5.8
Corporate.......................................   3,271,202      45.8       2,887,137      43.4
Foreign government..............................     290,856       4.1         371,542       5.6
Residential mortgage-backed securities ("RMBS").     651,672       9.1         440,045       6.7
Commercial mortgage-backed securities ("CMBS")..     346,741       4.9         468,868       7.0
Asset-backed securities ("ABS").................      40,044       0.6          20,202       0.3
Redeemable preferred stock......................       8,638       0.1           5,459       0.1
                                                  ----------      ----      ----------      ----
Total fixed income securities...................  $6,073,765      85.1%     $5,496,365      82.7%
                                                  ==========      ====      ==========      ====

   At December 31, 2009, 96.3% of the fixed income securities portfolio was rated investment grade, which is defined as a security having of rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from S&P, Fitch, Dominion, or Realpoint, a rating of aaa, aa, a, or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available, which is consistent with the NAIC rating. The Valuation of Securities Taskforce of the NAIC instituted a new process to be used by insurance companies during the fourth quarter of 2009 for statutory accounting, reporting and estimating risk-based capital requirements for non-agency RMBS, and as a result the NAIC ratings used for statutory reporting may differ from those shown below which are based on credit ratings.

   The following table summarizes the credit rating of the fixed income securities portfolio at December 31, 2009.

         ($ IN THOUSANDS)

              NAIC                                            PERCENT
             RATING            CREDIT RATING       FAIR VALUE TO TOTAL
         ----------------  ----------------------- ---------- --------
                1          Aaa/Aa/A............... $4,276,686   70.4%
                2          Baa....................  1,569,671   25.9
                                                   ----------  -----
                           Investment grade.......  5,846,357   96.3
                3          Ba.....................    158,556    2.6
                4          B......................     45,399    0.7
                5          Caa or lower...........     21,489    0.4
                6          In or near default.....      1,964     --
                                                   ----------  -----
                           Below investment grade.    227,408    3.7
                                                   ----------  -----
                           Total.................. $6,073,765  100.0%
                                                   ==========  =====

   The table above includes 9 securities with a fair value totaling $27.9 million that have not yet received an NAIC rating, for which we have assigned a comparable internal rating. Due to lags between the funding of an investment, execution of final legal documents, filing with the Securities Valuation Office ("SVO") of the NAIC, and rating by the SVO, we generally have a small number of securities that have a pending NAIC rating.

   The following table summarizes the fair value and unrealized net capital gains and losses for fixed income securities by credit rating as of December 31, 2009.

                                              AAA                    AA                    A
($ IN THOUSANDS)                     ---------------------  -------------------  ---------------------
                                       FAIR     UNREALIZED   FAIR    UNREALIZED    FAIR     UNREALIZED
                                       VALUE    GAIN/(LOSS)  VALUE   GAIN/(LOSS)   VALUE    GAIN/(LOSS)
                                     ---------- ----------- -------- ----------- ---------- -----------
U.S. government and agencies........ $  586,202  $ 51,612   $     --  $     --   $       --  $     --
Municipal
   Tax exempt.......................         --        --      3,100       115           --        --
   Taxable..........................     47,148       873    319,229    (2,821)     280,684   (17,013)
   ARS..............................     90,318    (4,082)        --        --        8,797      (928)
Corporate
   Public...........................     32,147       (31)   160,209     5,009      617,338    36,004
   Privately placed.................    118,755     7,274    100,990     5,494      332,488    20,107
   Hybrid...........................         --        --         --        --       45,125    (1,977)
Foreign government..................    271,417    47,754      4,978       (20)      14,461     1,981
RMBS
   U.S. government sponsored
     entities ("U.S. Agency").......    549,404    11,063         --        --           --        --
   Prime residential mortgage-
     backed securities ("Prime")....     45,425    (2,094)        --        --           --        --
   Alt-A residential mortgage-
     backed securities ("Alt-A")....         --        --      7,573    (2,013)       8,402    (1,520)
   Subprime residential mortgage-
     backed securities
     ("Subprime")...................      6,607      (674)    11,429    (3,181)         607      (333)
CMBS................................    221,915   (16,601)    21,812   (22,702)      48,588   (18,593)
ABS
   Collateralized debt obligations
     ("CDO")........................         --        --         --        --       17,777    (6,443)
   Consumer and other asset-backed
     securities ("Consumer and
     other ABS")....................      5,350       (58)     7,596       (38)       1,528        --
Redeemable preferred stock..........         --        --         --        --           --        --
                                     ----------  --------   --------  --------   ----------  --------
Total fixed income securities....... $1,974,688  $ 95,036   $636,916  $(20,157)  $1,375,795  $ 11,285
                                     ==========  ========   ========  ========   ==========  ========

                                        BAA               BA OR LOWER              TOTAL
($ IN THOUSANDS)               ---------------------  -------------------  ---------------------
                                 FAIR     UNREALIZED   FAIR    UNREALIZED    FAIR     UNREALIZED
                                 VALUE    GAIN/(LOSS)  VALUE   GAIN/(LOSS)   VALUE    GAIN/(LOSS)
                               ---------- ----------- -------- ----------- ---------- -----------
U.S. government and agencies.. $       --  $     --   $     --  $     --   $  586,202  $  51,612
Municipal
   Tax exempt.................      5,024       565         --        --        8,124        680
   Taxable....................    122,327   (27,706)     1,783      (281)     771,171    (46,948)
   ARS........................         --        --         --        --       99,115     (5,010)
Corporate
   Public.....................    914,619    33,142     80,456    (3,458)   1,804,769     70,666
   Privately placed...........    632,330    18,449    140,463   (11,354)   1,325,026     39,970
   Hybrid.....................     50,422    (7,561)    45,860    (2,926)     141,407    (12,464)
Foreign government............         --        --         --        --      290,856     49,715
RMBS
   U.S. Agency................         --        --         --        --      549,404     11,063
   Prime......................         --        --         --        --       45,425     (2,094)
   Alt-A......................      7,870    (2,065)        --        --       23,845     (5,598)
   Subprime...................      1,527      (348)    12,828   (13,281)      32,998    (17,817)
CMBS..........................     24,190   (28,827)    30,236   (39,371)     346,741   (126,094)
ABS
   CDO........................         --        --         --        --       17,777     (6,443)
   Consumer and other ABS.....      7,793        (5)        --        --       22,267       (101)
Redeemable preferred stock....      8,638      (607)        --        --        8,638       (607)
                               ----------  --------   --------  --------   ----------  ---------
Total fixed income securities. $1,774,740  $(14,963)  $311,626  $(70,671)  $6,073,765  $     530
                               ==========  ========   ========  ========   ==========  =========

   U.S. government and agencies securities totaled $586.2 million, with 100.0% rated Aaa, at December 31, 2009.

   Municipal bonds, including tax exempt, taxable and ARS securities, totaled $878.4 million as of December 31, 2009 with an unrealized net capital loss of $51.3 million. Taxable municipal bonds have an unrealized net capital loss of $46.9 million resulting from wider credit spreads than at initial purchase, which is largely due to the macroeconomic conditions and credit market deterioration that persisted throughout 2009, as well as specific issue or issuer conditions.

   ARS totaled $99.1 million with an unrealized net capital loss of $5.0 million as of December 31, 2009. Our holdings primarily have a credit rating of Aaa. All of our holdings are collateralized by pools of student loans for which at least 85% of the collateral was insured by the U.S. Department of Education at the time we purchased the security. As of December 31, 2009, $76.2 million of our ARS backed by student loans was 100% insured by the U.S. Department of Education and $22.9 million was 90% to 99% insured. All of our student loan ARS holdings are experiencing failed auctions and we receive the failed auction rate or, for those which contain maximum reset rate formulas, we receive the contractual maximum rate. We anticipate that failed auctions may persist and most of our holdings will continue to pay the failed auction rate or, for those that contain maximum rate reset formulas, the maximum rate. Auctions continue to be conducted as scheduled for each of the securities. At December 31, 2009, interest on $9.0 million of our ARS has reset using the maximum rate reset formula.

   Also, included in our municipal bond holdings at December 31, 2009 are $8.1 million of municipal securities which are not rated by third party credit rating agencies, but are rated by the NAIC and also internally rated. All of these municipal bond holdings are rated investment grade. Our initial investment decisions and ongoing monitoring procedures for these securities are based on a thorough due diligence process which includes, but is not limited to, an assessment of the credit quality, structure, and liquidity risks of each issue.

   26.0% or $228.7 million of our municipal bond portfolio is insured by five bond insurers and 33.3% of these securities have a credit rating of Aaa or Aa. Our practices for acquiring and monitoring municipal bonds primarily are based on the credit quality of the primary obligor. As of December 31, 2009, we believe valuations substantially reflected the decline in the value of the insurance, and further related valuation declines if any, are not expected to be material. While the valuation of these holdings may be temporarily impacted by negative market developments, we expect to receive all of the contractual cash flows. As of December 31, 2009, 60.9% of our insured municipal bond portfolio was insured by National Public Finance Guarantee Corporation, Inc., 15.8% by Ambac Assurance Corporation, 14.1% by Assured Municipal Guaranty Ltd and 5.1% by Syncora Holdings.

   Corporate bonds, including publicly traded, privately placed and hybrid securities, totaled $3.27 billion as of December 31, 2009 with an unrealized net capital gain of $98.2 million. Privately placed securities primarily consist of corporate issued senior debt securities that are in unregistered form or are directly negotiated with the borrower. Privately placed corporate securities are rated by the NAIC in instances when information is provided to them. 37.8% of the privately placed corporate securities in our portfolio are rated by an independent rating agency.

   Our portfolio of privately placed securities are broadly diversified by issuer, industry sector and country. The portfolio is made up of 198 issuers with each issue averaging $7.0 million. Privately placed corporate obligations generally have higher yields and contain structural security features such as financial covenants and call protections that provide investors greater protection against credit deterioration, reinvestment risk or fluctuations in interest rates than those typically found in publicly registered debt securities. Additionally, investments in these securities are made after extensive due diligence of the issuer, typically including direct discussions with senior management and on-site visits to company facilities. Ongoing monitoring includes direct periodic dialog with senior management of the issuer and continuous monitoring of operating performance and financial position. Every issue not rated by an independent rating agency is internally rated with a formal rating affirmation approximately once a year.

   The following table shows details of hybrid securities as of December 31, 2009.

                             PUBLIC         PRIVATELY PLACED          TOTAL
-                      ------------------  ------------------  -------------------
                        FAIR   UNREALIZED   FAIR   UNREALIZED   FAIR    UNREALIZED
                        VALUE  GAIN/(LOSS)  VALUE  GAIN/(LOSS)  VALUE   GAIN/(LOSS)
($ IN THOUSANDS)       ------- ----------- ------- ----------- -------- -----------
United Kingdom ("UK"). $35,844   $(2,233)  $10,752   $  (712)  $ 46,596  $ (2,945)
Europe (non-UK).......  11,808     1,328    31,549    (6,501)    43,357    (5,173)
Asia/Australia........      --        --    15,620    (2,171)    15,620    (2,171)
North America.........  27,973    (1,769)    7,861      (406)    35,834    (2,175)
                       -------   -------   -------   -------   --------  --------
   Total.............. $75,625   $(2,674)  $65,782   $(9,790)  $141,407  $(12,464)
                       =======   =======   =======   =======   ========  ========

   Hybrid securities have attributes most similar to those of fixed income securities such as stated interest rates, mandatory redemption dates or an interest rate step-up feature which is intended to incent the issuer to redeem the security at a specified call date. Hybrid securities include publicly-traded and privately placed securities. While hybrid securities are generally issued by investment grade-rated financial institutions, they have structural features which make them more sensitive to credit market deterioration. Specifically, features allowing deferral of payment have significantly impacted prices as the issuers continue to be impacted by the stress in the global financial system. $113.5 million of our hybrid securities with $11.3 million of unrealized net capital losses are Tier 1 securities, and $27.9 million with $1.1 million of unrealized net capital losses are Tier 2 securities. Tier 1 securities are lower in the capital structure than Tier 2 securities.

   Foreign government securities totaled $290.9 million, with 100.0% rated investment grade, at December 31, 2009. Of these securities, 91.6% are backed by the U.S. government and the remaining 8.4% are highly diversified across foreign governments.

   RMBS, CMBS and ABS are structured securities that are primarily collateralized by residential and commercial real estate related loans and other consumer related borrowings. The cash flows are generally applied in a pre-determined order and are designed so that each security issued qualifies for a specific original rating. The security issue is typically referred to as the "class". For example, the "senior" portion or "top" of the capital structure, or rating class, which would originally qualify for a rating of Aaa typically has priority in receiving the principal repayments on the collateral. In a sequential structure, underlying collateral principal repayments are directed to the most senior rated Aaa class in the structure until paid in full, after which principal repayments are directed to the next most senior Aaa class in the structure until it is paid in full. Senior Aaa classes generally share any losses from the underlying collateral on a pro-rata basis after losses are absorbed by classes with lower original ratings and include other "junior" or "subordinate" securities. The collateral can have fixed interest rates, variable interest rates (such as adjustable rate mortgages ("ARM")) or may contain features of both fixed and variable rate mortgages.

   RMBS, including U.S. Agency, Prime, Alt-A and Subprime totaled $651.7 million, with 98.0% rated investment grade, at December 31, 2009. The RMBS portfolio is subject to interest rate risk, but unlike other fixed income securities, is additionally subject to significant prepayment risk from the underlying mortgages. The credit risk associated with our RMBS is mitigated due to the fact that 84.3% of the portfolio consists of securities that were issued by, or have underlying collateral that is guaranteed by, U.S. government agencies. The unrealized net capital loss of $14.4 million at December 31, 2009 on our RMBS portfolio was the result of wider credit spreads than at initial purchase on non-U.S. Agency securities, which is largely due to the macroeconomic conditions and credit market deterioration, including the impact of real estate valuations, that persisted throughout 2009. The following table shows our RMBS portfolio at December 31, 2009 based upon vintage year.

                      U.S. AGENCY             PRIME               ALT-A             SUBPRIME            TOTAL RMBS
($ IN THOUSANDS)  -------------------  ------------------  ------------------  ------------------  -------------------
                   FAIR    UNREALIZED   FAIR   UNREALIZED   FAIR   UNREALIZED   FAIR   UNREALIZED   FAIR    UNREALIZED
                   VALUE   GAIN/(LOSS)  VALUE  GAIN/(LOSS)  VALUE  GAIN/(LOSS)  VALUE  GAIN/(LOSS)  VALUE   GAIN/(LOSS)
                  -------- ----------- ------- ----------- ------- ----------- ------- ----------- -------- -----------
   2008..........   93,883       453        --        --        --        --        --        --     93,883       453
   2007..........   25,657       200        --        --        --        --    17,657    (9,436)    43,314    (9,236)
   2006..........   28,311      (108)       --        --        --        --    10,827    (7,202)    39,138    (7,310)
   2005..........   72,259       669        --        --        --        --        74       (66)    72,333       603
   Pre-2005......  282,619     9,428    45,425    (2,094)   23,845    (5,598)    4,440    (1,113)   356,329       623
                  --------   -------   -------   -------   -------   -------   -------  --------   --------  --------
   Total......... $549,404   $11,063   $45,425   $(2,094)  $23,845   $(5,598)  $32,998  $(17,817)  $651,672  $(14,446)
                  ========   =======   =======   =======   =======   =======   =======  ========   ========  ========

   Prime are collateralized by residential mortgage loans issued to prime borrowers. As of December 31, 2009, all of the Prime were fixed rate.

   Alt-A includes securities collateralized by residential mortgage loans issued to borrowers with stronger credit profiles than subprime borrowers, but who do not qualify for prime financing terms due to high loan-to-value ratios or limited supporting documentation. As of December 31, 2009, all of the Alt-A were fixed rate.

   Subprime includes securities that are collateralized by mortgage loans issued to borrowers that cannot qualify for Prime or Alt-A financing terms due in part to weak or limited credit history. It also includes securities that are collateralized by certain second lien mortgages regardless of the borrower's credit history. The Subprime portfolio consisted of $23.7 million and $9.3 million of first lien and second lien securities, respectively. Subprime included $21.7 million of fixed rate and $11.3 million of variable rate securities. At December 31, 2009, $6.6 million or 20.1% of the total Subprime securities are insured by four bond insurers.

   CMBS totaled $346.7 million, with 97.1% rated investment grade, at December 31, 2009. The CMBS portfolio is subject to credit risk, but unlike certain other structured securities, is generally not subject to prepayment risk due to protections within the underlying commercial mortgages whereby borrowers are effectively restricted from prepaying their mortgages due to changes in interest rates. Of the CMBS investments,

96.8% are traditional conduit transactions collateralized by pools of commercial mortgages, broadly diversified across property types and geographical area. The remainder consists of non-traditional CMBS such as small balance transactions, large loan pools and single borrower transactions.

   The following table shows our CMBS portfolio at December 31, 2009 based upon vintage year.

                                                 UNREALIZED
                                      FAIR VALUE GAIN/(LOSS)
                    ($ IN THOUSANDS)  ---------- -----------
                     2007............  $ 68,573   $  (9,979)
                     2006............   111,290     (91,452)
                     2005............    54,252     (18,199)
                     Pre-2005........   112,626      (6,464)
                                       --------   ---------
                       Total CMBS....  $346,741   $(126,094)
                                       ========   =========

   The unrealized net capital loss of $126.1 million at December 31, 2009 on our CMBS portfolio was a result of wider credit spreads than at initial purchase, which is largely due to the macroeconomic conditions and credit market deterioration, including the impact of real estate valuations, that persisted throughout 2009. While CMBS spreads tightened during 2009, credit spreads in most rating classes remain wider than at initial purchase, which is particularly evident in our 2005-2007 vintage year subordinated senior Aaa and non-traditional CMBS, as well as our 2005-2007 vintage year Aa and lower rated securities. These holdings accounted for $107.6 million, or 85.3%, of the unrealized net capital loss.

   ABS, including CDO and Consumer and other ABS, totaled $40.0 million, with 100.0% rated investment grade, at December 31, 2009. Credit risk is managed by monitoring the performance of the collateral. In addition, many of the securities in the ABS portfolio are credit enhanced with features such as overcollateralization, subordinated structures, reserve funds, guarantees and/or insurance. A portion of the ABS portfolio is also subject to interest rate risk since price volatility and the ultimate realized yields are affected by the rate of prepayment of the underlying assets. The unrealized net capital loss of $6.5 million at December 31, 2009 on our ABS portfolio was the result of wider credit spreads than at initial purchase.

   CDO totaled $17.8 million, with 100.0% rated investment grade, at December 31, 2009. CDO consist primarily of obligations secured by high yield and investment grade corporate credits including $5.7 million of project finance CDO with unrealized losses of $4.3 million. The remaining $12.1 million of securities consisted of trust preferred CDO and cash flow collateralized loan obligations with unrealized losses of $2.1 million.

   Consumer and other ABS totaled $22.3 million, with 100.0% rated investment grade, at December 31, 2009. Consumer and other ABS consists entirely of auto securities with unrealized losses of $101 thousand. At December 31, 2009, $9.9 million or 44.5% of Consumer and other ABS securities are insured by three bond insurers.

   MORTGAGE LOANS Our mortgage loan portfolio totaled $543.0 million at December 31, 2009, compared to $700.3 million at December 31, 2008, and primarily comprised loans secured by first mortgages on developed commercial real estate. Key considerations used to manage our exposure include property type and geographic diversification. Our exposure to any metropolitan area is also highly diversified, with the largest exposure not exceeding 13.8% of the portfolio. The portfolio is diversified across several property types, with the largest concentrations of 39.8% in warehouse and 31.4% in office buildings. Debt service coverage ratio represents the amount of cash flows from the property available to the borrower to meet principal and interest payment obligations. The average debt service coverage ratio of the portfolio as of December 31, 2009 was 1.7, and 7.5% of the mortgage loan portfolio had a debt service coverage ratio under 1.0. Mortgage loans with debt service coverage ratios below 1.0 generally have a higher level of risk, with 7.8% of these loans having valuation allowances totaling $870 thousand. Mortgage loans with debt service coverage below 1.0 for which valuation allowances have not been established primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in occupancy is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.

   In 2009, $39.2 million of commercial mortgage loans were contractually due. Of these, 86.7% were paid as due and 13.3% were extended generally for less than one year. In addition, $89.0 million that were not contractually due in 2009 were paid in full. We are aggressively pursuing workout solutions for all delinquent loans that are not in the process of foreclosure, which total $4.8 million, including refinancing, extensions and sales.

   We closely monitor our commercial mortgage loan portfolio on a loan-by-loan basis. Loans with an estimated collateral value less than the loan balance, as well as loans with other characteristics indicative of higher than normal credit risks, are reviewed at least quarterly for purposes of establishing valuation allowances and placing loans on non-accrual status as necessary. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. The underlying collateral values are based upon either discounted property cash flow projections or a commonly used valuation method that utilizes a one-year projection of expected annual income divided by a market based expected rate of return. The net carrying value of impaired loans at December 31, 2009 and 2008 was $24.0 million and $3.4 million, respectively. Total valuation allowances of $4.3 million and $449 thousand were held on impaired loans at December 31, 2009 and 2008, respectively. We recognized $5.3 million of realized capital losses related to increases in the valuation allowances on impaired loans for the year ended December 31, 2009 primarily due to deteriorating debt service coverage resulting from a decrease in occupancy and the risk associated with refinancing near-term maturities due to declining collateral valuations. We recognized $449 thousand of realized capital losses related to valuation allowances on impaired loans for the year ended December 31, 2008. Realized capital losses recognized on mortgage loans held for sale totaled $686 thousand and $2.0 million for the years ended December 31, 2009 and 2008, respectively. For further detail, see
Note 5 to the financial statements.

   EQUITY SECURITIES Equity securities include index-based securities. The equity securities portfolio was $123.3 million at December 31, 2009. We did not hold any equity securities at December 31, 2008. Net unrealized gains totaled $23.1 million at December 31, 2009.

   SHORT-TERM INVESTMENTS Our short-term investment portfolio was $348.5 million and $409.8 million at December 31, 2009 and 2008, respectively. The decrease in short-term investments was primarily due to funding reductions in contractholder obligations and purchases of fixed income and equity securities.

   POLICY LOANS Our policy loan balance was $40.6 million and $39.7 million at December 31, 2009 and 2008, respectively. Policy loans are carried at the unpaid principal balances.

   OTHER INVESTMENTS Our other investments as of December 31, 2009 are comprised of a note due from a related party and certain derivative financial instruments.

   UNREALIZED NET CAPITAL GAINS AND LOSSES See Note 5 of the financial statements for further disclosures regarding unrealized gains and losses on fixed income and equity securities and factors considered in determining whether securities are other-than-temporarily impaired. Unrealized net capital gains totaled $24.0 million as of December 31, 2009, compared to unrealized net capital losses of $278.3 million at December 31, 2008. The improvement since December 31, 2008 for fixed income securities was primarily a result of tightening credit spreads on certain fixed income securities during 2009 that more than offset the rise in risk-free interest rates. The following table presents unrealized net capital gains and losses, pre-tax and after-tax at December 31.

                                                          2009       2008
   ($ IN THOUSANDS)                                    ---------  ---------
   U.S. government and agencies....................... $  51,612  $ 241,076
   Municipal..........................................   (51,278)   (77,283)
   Corporate..........................................    98,172   (271,451)
   Foreign government.................................    49,715    109,235
   RMBS...............................................   (14,446)   (16,407)
   CMBS...............................................  (126,094)  (252,839)
   ABS................................................    (6,544)    (8,586)
   Redeemable preferred stock.........................      (607)    (3,831)
                                                       ---------  ---------
   Fixed income securities/(1)/.......................       530   (280,086)
   Equity securities..................................    23,143         --
   Short-term investments.............................        (3)        65
   Derivatives........................................       309      1,749
                                                       ---------  ---------
   Unrealized net capital gains and losses, pre-tax...    23,979   (278,272)
   Amounts recognized for:
      Insurance reserves/(2)/.........................   (40,551)  (155,935)
      DAC and DSI/(3)/................................    53,572    266,647
                                                       ---------  ---------
          Total.......................................    13,021    110,712
   Deferred income taxes..............................   (12,950)    58,646
                                                       ---------  ---------
   Unrealized net capital gains and losses, after-tax. $  24,050  $(108,914)
                                                       =========  =========

--------
(1)Unrealized net capital gains and losses for fixed income securities as of December 31, 2009 comprises $(3.8) million related to unrealized net capital losses on fixed income securities with other-than-temporary impairment and $4.3 million related to other unrealized net capital gains and losses.
(2)The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.
(3)The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized. Only the unrealized net capital gains and losses on fixed annuity and interest-sensitive life product portfolios are used in this calculation. The DAC and DSI adjustment balance, subject to limitations, is determined by applying the DAC and DSI amortization rate to unrealized net capital gains or losses. Recapitalization of the DAC and DSI balances is limited to the originally deferred costs plus interest. The DAC and DSI adjustment balance was limited as of December 31, 2008 because the calculated amount, when added to the DAC and DSI balance before the impact of unrealized capital gains and losses, was greater than originally deferred costs plus interest. The DAC and DSI adjustment balance is below the limitation as of December 31, 2009. The limitation amount changes from period to period based on changes in the DAC and DSI balance before the impact of unrealized capital gains and losses, as well as new deferrals and interest.

   The net unrealized gain for the fixed income portfolio totaled $530 thousand, comprised of $287.2 million of gross unrealized gains and $286.7 million of gross unrealized losses at December 31, 2009. This is compared to a net unrealized loss for the fixed income portfolio totaling $280.1 million, comprised of $420.1 million of gross unrealized gains and $700.2 million of gross unrealized losses at December 31, 2008. The net unrealized gain for the equity portfolio totaled $23.1 million, comprised entirely of unrealized gains at December 31, 2009. We held no equity securities at December 31, 2008.

   Gross unrealized gains and losses as of December 31, 2009 on fixed income securities by type and sector are provided in the table below.

                                                               GROSS UNREALIZED                AMORTIZED     FAIR VALUE
($ IN THOUSANDS)                                              ------------------               COST AS A    AS A PERCENT
                                           PAR     AMORTIZED                        FAIR      PERCENT OF         OF
                                        VALUE/(1)/   COST      GAINS     LOSSES     VALUE    PAR VALUE/(2)/ PAR VALUE/(2)/
                                        ---------- ---------- -------- ---------  ---------- -------------  -------------
Corporate:
   Banking............................. $  367,525 $  350,997 $  7,852 $ (27,890) $  330,959      95.5%          90.1%
   Utilities...........................    690,462    683,334   46,735    (8,361)    721,708      99.0          104.5
   Transportation......................    182,280    185,064    9,831    (5,572)    189,323     101.5          103.9
   Financial services..................    295,206    292,162   10,067    (5,539)    296,690      99.0          100.5
   Consumer goods (cyclical and
    non-cyclical)......................    500,196    502,174   25,932    (4,834)    523,272     100.4          104.6
   Capital goods.......................    347,550    346,589   14,338    (3,697)    357,230      99.7          102.8
   Basic industry......................    124,781    124,926    6,254      (925)    130,255     100.1          104.4
   Energy..............................    235,327    236,722   11,362      (592)    247,492     100.6          105.2
   Communications......................    166,248    166,130   10,922      (264)    176,788      99.9          106.3
   FDIC guaranteed.....................     25,000     25,193       --       (88)     25,105     100.8          100.4
   Technology..........................    106,996    109,588    5,954       (50)    115,492     102.4          107.9
   Other...............................    228,855    150,151    9,332    (2,595)    156,888      65.6           68.6
                                        ---------- ---------- -------- ---------  ----------
Total corporate fixed income portfolio.  3,270,426  3,173,030  158,579   (60,407)  3,271,202      97.0          100.0
                                        ---------- ---------- -------- ---------  ----------
U.S. government and agencies...........    662,633    534,590   51,977      (365)    586,202      80.7           88.5
Municipal..............................  1,164,370    929,688   12,502   (63,780)    878,410      79.8           75.4
Foreign government.....................    385,903    241,141   50,715    (1,000)    290,856      62.5           75.4
RMBS...................................    659,520    666,118   11,539   (25,985)    651,672     101.0           98.8
CMBS...................................    493,330    472,835    1,884  (127,978)    346,741      95.8           70.3
ABS....................................     45,696     46,588        5    (6,549)     40,044     102.0           87.6
Redeemable preferred stock.............      8,500      9,245       --      (607)      8,638     108.8          101.6
                                        ---------- ---------- -------- ---------  ----------     -----          -----
Total fixed income securities.......... $6,690,378 $6,073,235 $287,201 $(286,671) $6,073,765      90.8           90.8
                                        ========== ========== ======== =========  ==========     =====          =====

--------
(1)Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity. These primarily included corporate, municipal, foreign government and U.S. government and agencies zero-coupon securities with par value of $170.7 million, $391.0 million, $338.9 million and $288.2 million, respectively.
(2)Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 99.4% for corporates, 100.0% for municipals, 106.6% for foreign governments and 100.5% for U.S. government and agencies. Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 102.3% for corporates, 97.8% for municipals, 108.7% for foreign governments and 102.2% for U.S. government and agencies.

   The banking, utilities, transportation, financial services, consumer goods and capital goods sectors had the highest concentration of gross unrealized losses in our corporate fixed income securities portfolio at December 31, 2009. While credit spreads have tightened in the last three quarters of 2009 from the historically high levels observed in the fourth quarter of 2008 and the first quarter of 2009, they remain wider than at initial purchase for certain securities in the portfolio.

   The scheduled maturity dates for fixed income securities in a gross unrealized loss position at December 31, 2009 are shown below. Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

                                        UNREALIZED PERCENT    FAIR     PERCENT
                                           LOSS    TO TOTAL   VALUE    TO TOTAL
($ IN THOUSANDS)                        ---------- -------- ---------- --------
Due after one year through five years.. $  (6,273)    2.2%  $  420,913   21.6%
Due after five years through ten years.   (20,333)    7.1      205,594   10.5
Due after ten years....................  (227,531)   79.4    1,136,589   58.3
RMBS and ABS/(1)/......................   (32,534)   11.3      187,711    9.6
                                        ---------   -----   ----------  -----
Total.................................. $(286,671)  100.0%  $1,950,807  100.0%
                                        =========   =====   ==========  =====

--------
(1)Because of the potential for prepayment, these securities are not categorized based on their contractual maturities.

   OTHER-THAN-TEMPORARY IMPAIRMENT EVALUATION We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired. The process includes a quarterly review of all securities through a screening process which identifies instances where the fair value compared to amortized cost for fixed income securities and cost for equity securities is below established thresholds, and also includes the monitoring of other criteria such as ratings, ratings downgrades or payment defaults. The securities identified, in addition to other securities for which we may have a concern, are evaluated based on facts and circumstances for inclusion on our watch-list. All investments in an unrealized loss position at December 31, 2009 were included in our portfolio monitoring process for determining whether declines in value were other than temporary.

   Due to recent market conditions and liquidity concerns, as well as wider credit spreads than at initial purchase which persist in certain markets, particularly related to structured assets, the extent and duration of a decline in fair value have become less indicative of when the market may believe there has been credit deterioration with respect to an issue or issuer. While we continue to use declines in fair value and the length of time a security is in an unrealized loss position as indicators of potential credit deterioration, our determination of whether a security's decline in fair value is other than temporary has placed greater emphasis on our analysis of the underlying credit and collateral.

   The following table summarizes fixed income securities in a gross unrealized loss position according to significance, aging and investment grade classification. There were no equity securities in a gross unrealized loss position at December 31, 2009 or 2008.

                                                   DECEMBER 31, 2009                  DECEMBER 31, 2008
($ IN THOUSANDS, EXCEPT NUMBER OF ISSUES)  ---------------------------------  ---------------------------------
                                                         BELOW                              BELOW
                                           INVESTMENT  INVESTMENT             INVESTMENT  INVESTMENT
                                             GRADE       GRADE       TOTAL      GRADE       GRADE       TOTAL
                                           ----------  ---------- ----------  ----------  ---------- ----------
   Category (I): Unrealized loss less
     than 20% of amortized cost/(1)/
      Number of issues....................        251         34         285         448         38         486
          Fair value...................... $1,598,422   $ 74,615  $1,673,037  $2,105,319   $ 70,192  $2,175,511
          Unrealized...................... $  (76,037)  $ (4,717) $  (80,754) $ (187,983)  $ (8,707) $ (196,690)
   Category (II): Unrealized loss
     greater than or equal to 20% of
     amortized cost for a period of
     less than 6 consecutive
     months/(1)/
      Number of issues....................          6          4          10         150         30         180
          Fair value...................... $   36,613   $ 12,501  $   49,114  $  557,986   $ 46,428  $  604,414
          Unrealized...................... $  (10,289)  $ (3,916) $  (14,205) $ (431,954)  $(26,145) $ (458,099)
   Category (III): Unrealized loss
     greater than or equal to 20% of
     amortized cost for a period of 6
     or more consecutive months,
     but less than 12 consecutive
     months/(1)/
      Number of issues....................          3          5           8          13          2          15
          Fair value...................... $   13,549   $  2,500  $   16,049  $   23,013   $    612  $   23,625
          Unrealized...................... $  (10,184)  $ (2,311) $  (12,495) $  (41,789)  $   (757) $  (42,546)
   Category (IV): Unrealized loss
     greater than or equal to 20% of
     amortized cost for 12 or more
     consecutive months/(1)/
      Number of issues....................         41         17          58          --          1           1
          Fair value...................... $  185,204   $ 27,403  $  212,607  $       --   $  2,562  $    2,562
          Unrealized...................... $ (150,099)  $(29,118) $ (179,217) $       --   $ (2,884) $   (2,884)
                                           ----------   --------  ----------  ----------   --------  ----------
      Total number of issues..............        301         60         361         611         71         682
                                           ==========   ========  ==========  ==========   ========  ==========
          Total fair value................ $1,833,788   $117,019  $1,950,807  $2,686,318   $119,794  $2,806,112
                                           ==========   ========  ==========  ==========   ========  ==========
      Total unrealized losses............. $ (246,609)  $(40,062) $ (286,671) $ (661,726)  $(38,493) $ (700,219)
                                           ==========   ========  ==========  ==========   ========  ==========

--------
(1)At December 31, 2009, gross unrealized losses resulting from factors other than credit on fixed income securities with other-than-temporary impairments for which we have recorded a credit loss in earnings are included as follows: Category (III) $1.6 million, and Category (IV) $5.0 million.

   Categories (I) and (II) have generally been adversely affected by overall economic conditions including interest rate increases and the market's evaluation of certain sectors. The degree to which and/or length of time that the securities have been in an unrealized loss position does not suggest that these securities pose a high risk of being other-than-temporarily impaired. The largest individual unrealized loss was $3.7 million for Category (I) and $2.4 million for Category (II) as of December 31, 2009.

   Gross unrealized losses on fixed income securities in Category (II) decreased $443.9 million since December 31, 2008. This change was primarily the result of improved market conditions resulting in higher valuations, which either caused a shift to Category (I) or created an overall gross unrealized gain position. The remainder of the reduction in Category (II) is a result of losses shifting into Category (III) and (IV) due to continued aging of losses in a continuous unrealized loss position of greater than or equal to 20% of amortized cost and the resetting of unrealized losses to the historical point of impairment for securities impacted by the adoption of new OTTI accounting guidance on April 1, 2009.

   Categories (III) and (IV) are affected by macroeconomic and credit pressures upon real estate valuations and borrowers, and issue, issuer or industry specific conditions. The degree to which and/or length of time these securities have been in an unrealized loss position subject them to increased scrutiny through our portfolio monitoring process. The largest individual unrealized loss was $5.5 million for Category (III) and $11.8 million for Category (IV) as of December 31, 2009. Category (III) and (IV) fixed income securities at December 31, 2009 are listed in the following table by fixed income security type and investment quality classification.

                                         INVESTMENT GRADE
  ($ IN THOUSANDS)  ---------------------------------------------------------
                      CATEGORY (III)      CATEGORY (IV)           TOTAL
                    -----------------  ------------------  ------------------
                     FAIR   UNREALIZED  FAIR    UNREALIZED  FAIR    UNREALIZED
                     VALUE    LOSSES    VALUE     LOSSES    VALUE     LOSSES
                    ------- ---------- -------- ---------- -------- ----------
     Municipal..... $ 5,601  $ (3,132) $ 59,148 $ (35,166) $ 64,749 $ (38,298)
     Corporate.....   7,948    (7,052)   13,262    (4,449)   21,210   (11,501)
     RMBS..........      --        --     1,130    (2,513)    1,130    (2,513)
     CMBS..........      --        --    99,181  (101,975)   99,181  (101,975)
     ABS...........      --        --    12,483    (5,996)   12,483    (5,996)
                    -------  --------  -------- ---------  -------- ---------
                    $13,549  $(10,184) $185,204 $(150,099) $198,753 $(160,283)
                    =======  ========  ======== =========  ======== =========

                                      BELOW INVESTMENT GRADE
                    ---------------------------------------------------------
                      CATEGORY (III)      CATEGORY (IV)           TOTAL
                    -----------------  ------------------  ------------------
                     FAIR   UNREALIZED  FAIR    UNREALIZED  FAIR    UNREALIZED
                     VALUE    LOSSES    VALUE     LOSSES    VALUE     LOSSES
                    ------- ---------- -------- ---------- -------- ----------
     Corporate..... $   339  $   (161) $ 17,180 $  (6,329) $ 17,519 $  (6,490)
     RMBS..........   2,161    (2,150)    7,968   (10,544)   10,129   (12,694)
     CMBS..........      --        --     2,255   (12,245)    2,255   (12,245)
                    -------  --------  -------- ---------  -------- ---------
                    $ 2,500  $ (2,311) $ 27,403 $ (29,118) $ 29,903 $ (31,429)
                    -------  --------  -------- ---------  -------- ---------
     Total......... $16,049  $(12,495) $212,607 $(179,217) $228,656 $(191,712)
                    =======  ========  ======== =========  ======== =========

   As of December 31, 2009, our gross unrealized losses in Category (III) and
(IV) were primarily concentrated in structured securities, as we have experienced declines in fair value since the time of initial purchase. As of December 31, 2009, RMBS, CMBS and ABS comprised $112.8 million and $12.4 million of investment grade and below investment grade securities in Category
(III) and (IV), respectively. Consistent with their rating, our portfolio monitoring indicates that the investment grade securities have a relatively low risk of default. Securities rated below investment grade, whether at issue or upon subsequent downgrade, have a higher level of risk and can be more volatile.

   A key consideration in the determination of other-than-temporary impairment for structured securities is whether the present value of loss adjusted cash flows from the underlying collateral will be sufficient to recover our amortized cost basis. This evaluation focuses on the adequacy of credit enhancement relative to the performance of the underlying collateral, adjusted for projected defaults and prepayments. Credit enhancement includes, but is not limited to, structural subordination, guarantees and reserves. Key future collateral performance considerations include historical default/prepayment trends, as well as projected macroeconomic variables such as unemployment rates and interest rates. In general, securities with credit enhancement in excess of projected loss-adjusted collateral performance are deemed not other-than-temporarily impaired. Securities with deficient credit enhancement are deemed other-than-temporarily impaired and the difference between the estimated recovery value and amortized cost is recorded in earnings as a credit loss.

   A description of the other-than-temporary impairment assessment for our RMBS and CMBS, which comprise a majority of our Category (III) and (IV) unrealized losses, follows:

    . The credit loss evaluation for non-agency RMBS securities, including Prime, Alt-A and Subprime securities, primarily relies on projections of losses based on future collateral performance, taking into account security specific delinquency and loss severity trends on the underlying mortgage collateral to date. The expected performance of each transaction considers projected collateral losses and credit enhancement levels, as well as an assessment of the origination practices of the transaction sponsor, geographic diversification, overall transaction structure, collateral type and quality, transaction vintage year and other considerations that may be of concern. Our default estimates on the underlying mortgage collateral are forward looking and generally based upon security specific performance trends to date as well as our overall economic outlook, with a focus on housing, unemployment and GDP expectations, and consider other factors that may influence future borrower behaviors. Our loss severity estimates are forward looking and incorporate estimates of future house price appreciation/depreciation expectations and estimates of foreclosure timing and expenses.

    . The credit loss evaluation for CMBS primarily relies on model-driven projections of future collateral performance, taking into account all reasonably available information specific to the underlying commercial mortgage loans including estimates of current and future property value, current and projected rental income and the credit enhancement levels. Estimates of future property value and rental income consider specific property-type and metro area economic trends such as property vacancy rates and rental rates, employment indicators and building industry fundamentals. Other considerations include borrower payment history, the origination practices of the transaction sponsor, overall collateral quality and diversification, transaction vintage year, maturity date, overall structure of the transaction and other factors that may influence performance. Actual realized losses in the CMBS market have historically been low, therefore our projection of collateral performance is informed by credit opinions obtained from third parties, such as nationally recognized credit rating agencies, industry analysts and a CMBS loss modeling advisory service.

   For structured securities deemed other-than-temporarily impaired, we recognized the estimated credit loss in earnings, while $6.6 million of unrealized losses related to factors other than credit remains classified in OCI. Structured securities deemed not other-than-temporarily impaired are current on contractual or expected payments and our detailed analysis of the underlying credit and related cash flows has concluded that our amortized cost basis is recoverable or the securities are reliably insured. The declines in fair value are primarily due to credit spread widening in the structured security marketplace and increased liquidity discounts.

   We believe that the unrealized losses on our fixed income securities are not predictive of their ultimate performance and the unrealized losses should reverse over the remaining lives of the securities. We anticipate that these securities will recover in line with our best estimate of the expected cash flows which are used for other-than-temporary impairment evaluations as well as managing the portfolio. As of December 31, 2009, we do not have the intent to sell and it is not more likely than not we will be required to sell these securities before the recovery of their amortized cost basis. Our evaluation of whether it is more likely than not we will be required to sell a security before recovery of its amortized cost basis is supported by our liquidity position, which cushions us from the need to liquidate securities with significant unrealized losses to meet cash obligations.

   Additionally, whenever our initial analysis indicates that a fixed income security's unrealized loss of 20% or more for at least 36 months or any equity security's unrealized loss of 20% or more for at least 12 months is temporary, additional evaluations and management approvals are required to substantiate that the unrealized loss is related to other factors and recognition of a credit loss write-down is not appropriate. As of December 31, 2009, no securities met these criteria.

   We also monitor the quality of our fixed income portfolio by categorizing certain investments as "problem," "restructured," or "potential problem." Problem fixed income securities are in default with respect to principal or interest and/or are investments issued by companies that have gone into bankruptcy subsequent to our acquisition. Fixed income securities are categorized as restructured when the debtor is in financial difficulty and we grant a concession. Potential problem fixed income securities are current with respect to contractual principal and/or interest, but because of other facts and circumstances, we have concerns regarding the borrower's ability to pay future principal and interest according to the original terms, which causes us to believe these investments may be classified as problem or restructured in the future.

   The following table summarizes problem, restructured and potential problem fixed income securities at December 31.

                                                                      2009
                                        ---------------------------------------------------------------
                                                             AMORTIZED                        PERCENT OF
                                                             COST AS A          FAIR VALUE AS TOTAL FIXED
                                           PAR     AMORTIZED PERCENT OF  FAIR   A PERCENT OF    INCOME
                                        VALUE/(1)/ COST/(1)/ PAR VALUE   VALUE    PAR VALUE    PORTFOLIO
($ IN THOUSANDS)                        ---------  --------- ---------- ------- ------------- -----------
Problem................................  $15,052    $10,118     67.2%   $10,176     67.6%         0.2%
Potential problem......................   80,594     47,484     58.9     38,348     47.6          0.6
                                         -------    -------             -------                   ---
Total net carrying value...............  $95,646    $57,602             $48,524                   0.8%
                                         =======    =======             =======                   ===
Cumulative write-downs recognized/(2)/.             $25,493
                                                    =======

                                                                      2008
                                        ---------------------------------------------------------------
                                                             AMORTIZED                        PERCENT OF
                                                             COST AS A          FAIR VALUE AS TOTAL FIXED
                                           PAR     AMORTIZED PERCENT OF  FAIR   A PERCENT OF    INCOME
                                        VALUE/(1)/ COST/(1)/ PAR VALUE   VALUE    PAR VALUE    PORTFOLIO
                                        ---------  --------- ---------- ------- ------------- -----------
Problem................................  $30,000    $18,824     62.7%   $13,593     45.3%         0.2%
Potential problem......................   56,942     22,118     38.8     22,080     38.8          0.4
                                         -------    -------             -------                   ---
Total net carrying value...............  $86,942    $40,942     47.1    $35,673     41.0          0.6%
                                         =======    =======             =======                   ===
Cumulative write-downs recognized/(2)/.             $41,423
                                                    =======

--------
(1)The difference between par value and amortized cost of $38.0 million at December 31, 2009 and $46.0 million at December 31, 2008 is primarily attributable to write-downs. Par value has been reduced by principal payments.
(2)Cumulative write-downs recognized only reflects impairment write-downs related to investments within the problem, potential problem and restructured categories.

   At December 31, 2009, amortized cost for the problem category was $10.1 million and was comprised of $9.6 million of corporates (privately placed) and $518 thousand of Subprime. The decrease of $8.7 million from December 31, 2008 is primarily attributable to a reduction in corporates. The amortized cost of problem investments with a fair value less than 80% of amortized cost totaled $519 thousand with unrealized losses of $417 thousand and fair value of $102 thousand.

   At December 31, 2009, amortized cost for the potential problem category was $47.5 million and was comprised of $30.0 million of corporates (public and privately placed), $9.6 million of Subprime and $7.9 million of CMBS. The increase of $25.4 million from December 31, 2008 is primarily attributable to additional corporates. The amortized cost of potential problem investments with a fair value less than 80% of amortized cost totaled $19.6 million with unrealized losses of $11.7 million and fair value of $7.9 million.

   NET INVESTMENT INCOME The following table presents net investment income for the years ended December 31.

                                             2009      2008      2007
        ($ IN THOUSANDS)                   --------  --------  --------
        Fixed income securities........... $338,563  $362,671  $358,547
        Mortgage loans....................   36,658    41,949    40,916
        Equity securities.................    1,751        --        --
        Short-term and other..............    5,038    12,949    14,487
                                           --------  --------  --------
        Investment income, before expense.  382,010   417,569   413,950
        Investment expense................   (9,615)  (14,638)  (27,212)
                                           --------  --------  --------
        Net investment income............. $372,395  $402,931  $386,738
                                           ========  ========  ========

   Net investment income decreased 7.6% or $30.5 million to $372.4 million in 2009 from $402.9 million in 2008. The decline was primarily due to lower yields. Net investment income increased 4.2% in 2008 compared to 2007 due primarily to higher average portfolio balances resulting from the investment of cash flows from operating and financing activities related primarily to deposits on fixed annuities and interest-sensitive life policies. Total investment expenses decreased $12.6 million in 2008 compared to 2007. The decrease was primarily due to lower expenses associated with a lower amount of collateral received in connection with securities lending transactions.

   NET REALIZED CAPITAL GAINS AND LOSSES The following table presents the components of realized capital gains and losses and the related tax effect for the years ended December 31.

                                                    2009       2008      2007
 ($ IN THOUSANDS)                                 --------  ---------  -------
 Impairment write-downs.......................... $(30,255) $ (38,528) $    --
 Change in intent write-downs....................  (20,821)   (79,262)  (6,793)
                                                  --------  ---------  -------
    Net other-than-temporary impairment losses
      recognized in earnings.....................  (51,076)  (117,790)  (6,793)
 Sales...........................................  160,294     59,966   10,321
 Valuation of derivative instruments.............   29,831    (29,525)  (8,166)
 Settlements of derivative instruments...........    6,419     10,144    3,807
                                                  --------  ---------  -------
 Realized capital gains and losses, pre-tax......  145,468    (77,205)    (831)
 Income tax (expense) benefit....................  (52,474)    25,708      308
                                                  --------  ---------  -------
    Realized capital gains and losses, after-tax. $ 92,994  $ (51,497) $  (523)
                                                  ========  =========  =======

   Impairment write-downs totaled $30.3 million in 2009 and included write-downs on fixed income securities and mortgage loans of $25.0 million and $5.3 million, respectively. In 2008, impairment write-downs totaled $38.5 million and included write-downs on fixed income securities and mortgage loans of $38.1 million and $449 thousand, respectively. No impairment write-downs were recognized in 2007.

   Impairment write-downs in 2009 were primarily the result of recovery assessments related to investments with commercial real estate exposure, including CMBS and mortgage loans; RMBS which experienced deterioration in expected cash flows; ABS; and hybrid corporate fixed income securities. $5.8 million of the fixed income security write-downs in 2009 related to securities that were subsequently disposed. Of the remaining, $19.2 million or 76.9% of the fixed income security write-downs in 2009 related to impaired securities that were performing in line with anticipated or contractual cash flows but were written down primarily because of expected deterioration in the performance of the underlying collateral or our assessment of the probability of future default. For these securities, as of December 31, 2009, there have either been no defaults or defaults have only impacted classes lower than our position in the capital structure. $237 thousand of the fixed income security write-downs in 2009 related to securities experiencing a significant departure from anticipated cash flows; however, we believe they retain economic value. $45 thousand in 2009 related to fixed income securities for which future cash flows are very uncertain.

   Hybrid corporate fixed income securities are assessed for other-than-temporary impairment as fixed income securities when they are expected to perform like a fixed income security. However, when credit-related reasons increase the risk of deferred payment, they may be assessed for other-than-temporary impairment in a manner similar to equity securities. In 2009, hybrid securities issued primarily by European financial institutions were assessed as equity securities and written down for other-than-temporary impairment resulting in $16.8 million of realized capital losses. These hybrid securities that were still held as of December 31, 2009 had a fair value of $22.5 million.

   Change in intent write-downs totaling $20.8 million in 2009 included $20.1 million for fixed income securities, $686 thousand for mortgage loans and $14 thousand for equity securities. In 2008, change in intent write-downs totaled $79.3 million and included $77.3 million for fixed income securities and $2.0 million for mortgage loans.

   Beginning April 1, 2009, change in intent write-downs for fixed income securities reflect instances where we have made the decision to sell the security or it is more likely than not we will be required to sell the security before recovery of its amortized cost basis. For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, change in intent write-downs reflect instances where we could not assert a positive intent to hold until recovery. Change in intent write-downs for mortgage loans reflect instances where the loans have been classified as held for sale.

   The change in intent write-downs in 2009 were a result of ongoing comprehensive reviews of our portfolio resulting in write-downs of individually identified investments. The change in intent write-downs in 2008 were a result of our risk mitigation and return optimization programs and ongoing comprehensive reviews of our portfolios.

   Sales generated $160.3 million of net realized gains in 2009 primarily due to $150.3 million of gains on sales of U.S. and foreign government fixed income securities. Net realized gains from sales in 2008 were due to net realized gains on fixed income securities of $59.6 million comprised of gross gains of $75.6 million and gross losses of $16.0 million.

   Valuation and settlement of derivative instruments recorded as net realized capital gains totaling $36.2 million for the year ended December 31, 2009 included $29.8 million of gains on the valuation of derivative instruments and $6.4 million of gains on the settlement of derivative instruments. Net realized capital gains on the valuation of derivative instruments in 2009 were primarily due to the impact of changing interest rates on the value of expected future settlements. For the year ended December 31, 2008, net realized capital losses on the valuation and settlement of derivative instruments totaled 19.4 million.

   A changing interest rate environment will drive changes in our portfolio duration targets at a tactical level. A duration target and range is established with an economic view of liabilities relative to a long-term investment portfolio view. Tactical duration management is accomplished through both cash market transactions, sales and new purchases and derivative activities that generate realized gains and losses. As a component of our approach to managing portfolio duration, realized gains and losses on certain derivative instruments are most appropriately considered in conjunction with the unrealized gains and losses on the fixed income portfolio. This approach mitigates the impacts of general interest rate changes to our overall financial condition.

FAIR VALUE OF ASSETS AND LIABILITIES

   We have two types of situations where we have classified investments as Level 3 in the fair value hierarchy disclosures in Note 6 of the financial statements. The first is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. Among the indicators we consider in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the following:

    .  Level of new issuances in the primary market;

    .  Trading volume in the secondary market;

    .  Level of credit spreads over historical levels;

    .  Bid-ask spread; and

    .  Price consensus among market participants and sources.

   The second situation where we have classified securities in Level 3 is where specific inputs to our fair value estimation models which are considered significant are not market observable. This has occurred in two principal categories. The first is for broker quotes. The second is our ARS backed by student loans for which a principal assumption, the anticipated date liquidity will return to this market, is not market observable.

   During 2009, certain Alt-A RMBS were transferred into Level 2 from Level 3 as a result of increased liquidity in these markets (see Level 3 rollforward in Note 6 of the financial statements). This was evidenced by increased trading volume and the narrowing of bid-ask spreads for our specific holdings. Additionally, privately placed corporate fixed income securities that are valued using internal pricing models were transferred into Level 2 from Level 3 as a result of enhancements to the valuation methodology, refinements to model inputs and corroboration of our internal credit rating process by comparison to available external ratings. We have also implemented price validation procedures such as back-testing of actual sales, which corroborates the various model inputs to market observable data. When transferring these securities into Level 2, we do not change the source of fair value estimates or modify the estimates received from independent third-party valuation service providers or the internal valuation approach. Accordingly, for securities included within this group, there was no change in fair value resulting in a realized or unrealized gain or loss.

   During 2009, certain CMBS were transferred into Level 3 from Level 2 as a result of decreased liquidity in these markets. This was evidenced by decreased trading volume and the widening of bid-ask spreads for these holdings. Transfers into Level 3 during 2009 also included situations where a fair value quote is not provided by our independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote resulting in the security being classified as Level 3. Transfers out of Level 3 during 2009 also included situations where a broker quote was used in the prior period and a fair value quote is now available from our independent third-party valuation service provider. A quote utilizing the new pricing source is not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities are not significant.

MARKET RISK

   Market risk is the risk that we will incur losses due to adverse changes in interest rates, credit spreads or equity prices. Adverse changes to these rates and prices may occur due to changes in the liquidity of a market or market segment, insolvency or financial distress of key market makers or participants or changes in market perceptions of credit worthiness and/or risk tolerance.

   The active management of market risk is integral to our results of operations. We may use the following approaches to manage exposure to market risk within defined tolerance ranges: 1) rebalancing existing asset or liability portfolios, 2) changing the character of investments purchased in the future and 3) using derivative instruments to modify the market risk characteristics of existing assets and liabilities or assets expected to be purchased. For a more detailed discussion of our use of derivative financial instruments, see Note 7 of the financial statements.

   OVERVIEW In formulating and implementing guidelines for investing funds, we seek to earn returns that enhance our ability to offer competitive rates and prices to customers while contributing to attractive and stable profits and long-term capital growth. Accordingly, our investment decisions and objectives are a function of our underlying risks and our product profiles.

   Investment policies define the overall framework for managing market and other investment risks, including accountability and controls over risk management activities. These investment policies, which have been approved by our board of directors, specify the investment limits and strategies that are appropriate given our liquidity, surplus, product profile and regulatory requirements. Executive oversight of investment activities is conducted primarily through our board of directors and investment committee. Asset-liability management ("ALM") policies further define the overall framework for managing market and investment risks. ALM focuses on strategies to enhance yields, mitigate market risks and optimize capital to improve profitability and returns. ALM activities follow asset-liability policies that have been approved by our board of directors. These ALM policies specify limits, ranges and/or targets for investments that best meet our business objectives in light of our product liabilities.

   We manage our exposure to market risk through the use of asset allocation, duration, simulation, and as appropriate, through the use of stress tests. We have asset allocation limits that place restrictions on the total funds that may be invested within an asset class. We have duration limits on our investment portfolio and, as appropriate, on individual components of the portfolio. These duration limits place restrictions on the amount of interest rate risk that may be taken. Comprehensive day-to-day management of market risk within defined tolerance ranges occurs as portfolio managers buy and sell within their respective markets based upon the acceptable boundaries established by investment policies. This day-to-day management is integrated with and informed by the activities of the ALM organization. This integration is intended to result in a prudent, methodical and effective adjudication of market risk and return, conditioned by the unique demands and dynamics of our product liabilities and supported by the continuous application of advanced risk technology and analytics.

   INTEREST RATE RISK is the risk that we will incur loss due to adverse changes in interest rates relative to the interest rate characteristics of interest bearing assets and liabilities. This risk arises from many of our primary activities, as we invest substantial funds in interest-sensitive assets and issue interest-sensitive liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields.

   We manage the interest rate risk in our assets relative to the interest rate risk in our liabilities. One of the measures used to quantify this exposure is duration. Duration measures the price sensitivity of the assets and liabilities to changes in interest rates. For example, if interest rates increase 100 basis points, the fair value of an asset with a duration of 5 is expected to decrease in value by approximately 5%. At December 31, 2009, the difference between our asset and liability duration was (0.36), compared to a 0.56 gap at December 31, 2008. A negative duration gap indicates that the fair value of our liabilities is more sensitive to interest rate movements than the fair value of our assets.

   We seek to invest premiums, contract charges and deposits to generate future cash flows that will fund future claims, benefits and expenses, and that will earn stable spreads across a wide variety of interest rate and economic scenarios. To achieve this objective and limit interest rate risk, we adhere to a philosophy of managing the duration of assets and related liabilities within predetermined tolerance levels. This philosophy is executed using duration targets for fixed income investments in addition to interest rate swaps and caps to reduce the interest rate risk resulting from mismatches between existing assets and liabilities.

   To calculate the duration gap between assets and liabilities, we project asset and liability cash flows and calculate their net present value using a risk-free market interest rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at alternative interest rates and determining the percentage change in aggregate fair value. The cash flows used in this calculation include the expected maturity and repricing characteristics of our derivative financial instruments, all other financial instruments, and certain other items including annuity liabilities and interest-sensitive liabilities. The projections include assumptions (based upon historical market experience and our experience) that reflect the effect of changing interest rates on the prepayment, lapse, leverage and/or option features of instruments, where applicable. The preceding assumptions relate primarily to mortgage-backed securities, collateralized mortgage obligations, municipal housing bonds, callable municipal and corporate obligations, and fixed rate single and flexible premium deferred annuities.

   Based upon the information and assumptions used in this duration calculation, and interest rates in effect at December 31, 2009, we estimate that a 100 basis point immediate, parallel increase in interest rates ("rate shock") would increase the net fair value of the assets and liabilities by $172 thousand, compared to a decrease of $59.0 million at December 31, 2008. The selection of a 100 basis point immediate parallel change in interest rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event. There are $471.9 million of assets supporting life insurance products such as traditional and interest-sensitive life that are not financial instruments. These assets and the associated liabilities have not been included in the above estimate. The $471.9 million of assets excluded from the calculation has increased from $375.5 million reported at December 31, 2008 as fixed income valuations have improved as a result of significant tightening of credit spreads. Based on assumptions described above, in the event of a 100 basis point immediate increase in interest rates, the assets supporting life insurance products would decrease in value by $28.6 million, compared to a decrease of $26.8 million at December 31, 2008.

   To the extent that conditions differ from the assumptions we used in these calculations, duration and rate shock measures could be significantly impacted. Additionally, our calculations assume that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the effect of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

   CREDIT SPREAD RISK is the risk that we will incur a loss due to adverse changes in credit spreads ("spreads"). This risk arises from many of our primary activities, as we invest substantial funds in spread-sensitive fixed income assets.

   We manage the spread risk in our assets. One of the measures used to quantify this exposure is spread duration. Spread duration measures the price sensitivity of the assets to changes in spreads. For example, if spreads increase 100 basis points, the fair value of an asset exhibiting a spread duration of 5 is expected to decrease in value by approximately 5%.

   Spread duration is calculated similarly to interest rate duration. At December 31, 2009, the spread duration of assets was 5.24, compared to 4.96 at December 31, 2008. Based upon the information and assumptions we use in this spread duration calculation, and spreads in effect at December 31, 2009, we estimate that a 100 basis point immediate, parallel increase in spreads across all asset classes, industry sectors and credit ratings ("spread shock") would decrease the net fair value of the assets by $343.5 million, compared to $320.3 million at December 31, 2008. The selection of a 100 basis point immediate parallel change in spreads should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

   EQUITY PRICE RISK is the risk that we will incur losses due to adverse changes in general levels of the equity markets. At December 31, 2009, we held $123.3 million in equity securities. We did not hold equity securities at December 31, 2008.

   At December 31, 2009, our equity securities had a cash market portfolio beta of 1.00. Beta represents a widely used methodology to describe, quantitatively, an investment's market risk characteristics relative to an index such as the S&P 500. Based on the beta analysis, we estimate that if the S&P 500 increases or decreases by 10%, the fair value of our equity securities will increase or decrease by 10%, respectively. Based upon the information and assumptions we used to calculate beta at December 31, 2009, we estimate that an immediate decrease in the S&P 500 of 10% would decrease the net fair value of our equity securities by $12.3 million, and an immediate increase in the S&P 500 of 10% would increase the net fair value by $12.3 million. The selection of a 10% immediate decrease or increase in the S&P 500 should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

   The beta of our equity securities was determined using Barra's predictive beta. This beta is based on a company's fundamental data. The illustrations noted above may not reflect our actual experience if the future composition of the portfolio (hence its beta) and correlation relationships differ from the historical relationships.

   At December 31, 2009 and 2008, we had separate accounts assets related to variable annuity and variable life contracts with account values totaling $587.0 million and $533.8 million, respectively. Equity risk exists for contract charges based on separate account balances and guarantees for death and/or income benefits provided by our variable products. In 2006, we disposed of all of the variable annuity business through a reinsurance agreement with Prudential and therefore mitigated this aspect of our risk. Equity risk of our variable life business relates to contract charges and policyholder benefits. Total variable life contract charges for 2009 and 2008 were $860 thousand and $1.4 million, respectively. Separate account liabilities related to variable life contracts were $5.8 million and $3.6 million in December 31, 2009 and 2008, respectively.

DEFERRED TAXES

   We evaluate whether a valuation allowance for our deferred tax assets is required each reporting period. A valuation allowance is established if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. In determining whether a valuation allowance is needed, all available evidence is considered. This includes the potential for capital and ordinary loss carryback, future reversals of existing taxable temporary differences, tax planning strategies that we may employ to avoid a tax benefit from expiring unused and future taxable income exclusive of reversing temporary differences.

   With respect to our evaluation of the need for a valuation allowance related to the deferred tax asset on capital losses that have been realized but have not yet been recognized for tax purposes, we utilize prudent and feasible tax planning strategies that optimize the ability to carry back capital losses as well as the ability to offset future capital losses with unrealized capital gains that could be recognized for tax purposes.

   With respect to our evaluation of the need for a valuation allowance related to the deferred tax asset on unrealized capital losses on fixed income and equity securities, our tax planning strategies first consider the availability of unrealized capital gains to offset future capital losses and then we rely on our assertion that we have the intent and ability to hold certain securities with unrealized losses to recovery. As a result, the unrealized losses on these securities would not be expected to materialize and no valuation allowance on the associated deferred tax asset is needed. No valuation allowance was needed at December 31, 2009 or 2008.

CAPITAL RESOURCES AND LIQUIDITY

   CAPITAL RESOURCES consist of shareholder's equity. The following table summarizes our capital resources at December 31.

                                                                2009      2008      2007
($ IN THOUSANDS)                                              -------- ---------  --------
Common stock, retained income and additional capital paid-in. $682,834 $ 625,482  $615,684
Accumulated other comprehensive loss.........................   24,050  (108,914)   65,188
                                                              -------- ---------  --------
   Total shareholder's equity................................ $706,884 $ 516,568  $680,872
                                                              ======== =========  ========

   Shareholder's equity increased in 2009 due primarily to unrealized net capital gains as of December 31, 2009 compared to unrealized net capital losses as of December 31, 2008 and net income. Shareholder's equity decreased in 2008 due primarily to unrealized net capital losses on fixed income securities, partially offset by net income.

   FINANCIAL RATINGS AND STRENGTH The following table summarizes our financial strength ratings at December 31, 2009.

            RATING AGENCY                       RATING
            -------------                       ------

            A.M. Best Company, Inc.             A+ ("Superior")
            Standard & Poor's Ratings Services  AA- ("Very Strong")
            Moody's Investors Service, Inc.     A1 ("Good")

   Our ratings are influenced by many factors including our operating and financial performance, asset quality, liquidity, asset/liability management, overall portfolio mix, financial leverage (i.e., debt), exposure to risks, the current level of operating leverage, ALIC's ratings and AIC's ratings.

   On November 20, 2009, A.M. Best affirmed our A+ financial strength rating. Our outlook was revised to negative from stable. On November 23, 2009, S&P affirmed our AA- financial strength rating. The outlook for the S&P rating remained negative. On January 29, 2009, S&P downgraded our financial strength rating to AA- from AA. On November 5, 2009, Moody's affirmed our financial strength rating of A1. The outlook for the Moody's rating remained stable. On January 29, 2009, Moody's downgraded our financial strength rating to A1 from Aa3.

   State laws specify regulatory actions if an insurer's risk-based capital ("RBC"), a measure of an insurer's solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC. The formula for calculating RBC for life companies takes into account factors relating to insurance, business, asset and interest rate risks. At December 31, 2009, our RBC was within the range that we target.

   The NAIC has also developed a set of financial relationships or tests known as the Insurance Regulatory Information System to assist state regulators in monitoring the financial condition of insurance companies and identifying companies that require special attention or actions by insurance regulatory authorities. The NAIC analyzes financial data provided by insurance companies using prescribed ratios, each with defined "usual ranges." Generally, regulators will begin to monitor an insurance company if its ratios fall outside the usual ranges for four or more of the ratios. If an insurance company has insufficient capital, regulators may act to reduce the amount of insurance it can issue. Our ratios are within these ranges.

   LIQUIDITY SOURCES AND USES Our potential sources of funds principally include the activities as follows.

    .  Receipt of insurance premiums

    .  Contractholder fund deposits

    .  Reinsurance recoveries

    .  Receipts of principal, interest and dividends on investments

    .  Sales of investments

    .  Funds from securities lending

    .  Intercompany loans

    .  Capital contributions from parent

   Our potential uses of funds principally include the activities as follows.

    .  Payment of contract benefits, surrenders and withdrawals

    .  Reinsurance cessions and payments

    .  Operating costs and expenses

    .  Purchase of investments

    .  Repayment of securities lending

    .  Payment or repayment of intercompany loans

    .  Dividends to parent

    .  Tax payments/settlements

   Cash Flows As reflected in our Statements of Cash Flows, lower operating cash flows in 2009 compared to 2008 were due primarily to higher income tax payments, lower premiums and decreased net investment income, partially offset by lower expenses. Higher operating cash flows in 2008 compared to 2007 primarily related to the settlement of an intercompany obligation in the 2007 and lower income tax payments in 2008, partially offset by higher contract benefit payments and lower premiums received.

   Cash flows provided by investing activities in 2009 compared to cash flows used in investing activities in 2008 were primarily due to net reductions in investments to fund reductions in contractholder fund liabilities. Increased cash flows used in investing activities in 2008 compared to 2007 were due to the investment of higher cash flows from financing and operating activities.

   Cash flows used in financing activities in 2009 compared to cash flows provided by financing activities in 2008 were due to lower contractholder fund deposits, partially offset by lower contractholder fund withdrawals. Cash flows from financing activities increased in 2008 compared to 2007 as a result of higher contractholder fund deposits, partially offset by higher contractholder fund withdrawals. For quantification of the changes in contractholder funds, see the Operations section of MD&A.

   A portion of our product portfolio, including fixed annuities and interest-sensitive life insurance, is subject to surrender and withdrawal at the discretion of contractholders. As of December 31, 2009, contractholder funds totaling $599.0 million were not subject to discretionary withdrawal, $3.13 billion were subject to discretionary withdrawal with adjustments, and $1.26 billion were subject to discretionary withdrawal without adjustment. Of the contractholder funds subject to discretionary withdrawal with adjustments, $1.54 billion had a contractual surrender charge of less than 5% of the account balance.

   We have an intercompany loan agreement with the Corporation. The amount of intercompany loans available to us is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. We had no amounts outstanding under the intercompany loan agreement at December 31, 2009 or 2008. The Corporation may use commercial paper borrowings and bank lines of credit to fund intercompany borrowings.

   Certain remote events and circumstances could constrain our or the Corporation's liquidity. Those events and circumstances include, for example, a catastrophe resulting in extraordinary losses, a downgrade in the Corporation's long-term debt rating of A3, A- and a- (from Moody's, S&P and A.M. Best, respectively) to non-investment grade status of below Baa3/BBB-/bb, a downgrade in AIC's financial strength rating from Aa3, AA- and A+ (from Moody's, S&P and A.M. Best, respectively) to below Baa2/BBB/A-, or a downgrade in our financial strength ratings from A1, AA- and A+ (from Moody's, S&P and A.M. Best, respectively) to below A1/AA-/A-. The rating agencies also consider the interdependence of the Corporation's individually rated entities, therefore, a rating change in one entity could potentially affect the ratings of other related entities.

   CONTRACTUAL OBLIGATIONS AND COMMITMENTS Our contractual obligations as of December 31, 2009 and the payments due by period are shown in the following table.

                                                                LESS THAN                         OVER 5
                                                       TOTAL     1 YEAR   1-3 YEARS  4-5 YEARS    YEARS
($ IN THOUSANDS)                                    ----------- --------- ---------- ---------- ----------
Securities lending/(1)/............................ $   149,362 $149,362  $       -- $       -- $       --
Contractholder funds/(2)/..........................   5,940,702  606,589   1,329,317  1,135,794  2,869,002
Reserve for life-contingent contract benefits/(2)/.   7,409,666  138,499     283,552    292,423  6,695,192
Reinsurance payable to parent......................       3,266    3,266          --         --         --
Payable to affiliates, net.........................       6,591    6,591          --         --         --
Other liabilities and accrued expenses/(3)(4)/.....      25,068   21,705       1,665        879        819
                                                    ----------- --------  ---------- ---------- ----------
Total contractual cash obligations................. $13,534,655 $926,012  $1,614,534 $1,429,096 $9,565,013
                                                    =========== ========  ========== ========== ==========

--------
(1)Liabilities for securities lending are typically fully secured with cash. We manage our short-term liquidity position to ensure the availability of a sufficient amount of liquid assets to extinguish short-term liabilities as they come due in the normal course of business, including utilizing potential sources of liquidity as disclosed previously.
(2)Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life and fixed annuities, including immediate annuities without life contingencies. The reserve for life-contingent contract benefits relates primarily to traditional life and immediate annuities with life contingencies. These amounts reflect the present value of estimated cash payments to be made to contractholders and policyholders. Certain of these contracts, such as immediate annuities without life contingencies, involve payment obligations where the amount and timing of the payment is essentially fixed and determinable. These amounts relate to (i) policies or contracts where we are currently making payments and will continue to do so and (ii) contracts where the timing of a portion or all of the payments has been determined by the contract. Other contracts, such as interest-sensitive life, fixed deferred annuities, traditional life and immediate annuities with life contingencies and voluntary accident and health insurance, involve payment obligations where a portion or all of the amount and timing of future payments is uncertain. For these contracts, we are not currently making payments and will not make payments until (i) the occurrence of an insurable event such as death or illness or (ii) the occurrence of a payment triggering event such as the surrender or partial withdrawal on a policy or deposit contract, which is outside of our control. We have estimated the timing of payments related to these contracts based on historical experience and our expectation of future payment patterns. Uncertainties relating to these liabilities include mortality, morbidity, expenses, customer lapse and withdrawal activity, estimated additional deposits for interest-sensitive life contracts, and renewal premium for life policies, which may significantly impact both the timing and amount of future payments. Such cash outflows reflect adjustments for the estimated timing of mortality, retirement, and other appropriate factors, but are undiscounted with respect to interest. As a result, the sum of the cash outflows shown for all years in the table exceeds the corresponding liabilities of $4.99 billion for contractholder funds and $1.88 billion for reserve for life-contingent contract benefits as included in the Statements of Financial Position as of December 31, 2009. The liability amount in the Statements of Financial Position reflects the discounting for interest as well as adjustments for the timing of other factors as described above.
(3)Other liabilities primarily include accrued expenses, claim payments and other checks outstanding.
(4)Balance sheet liabilities not included in the table above include unearned and advanced premiums of $956 thousand and gross deferred tax liabilities of $56.4 million. These items were excluded as they do not meet the definition of a contractual liability as we are not contractually obligated to pay these amounts to third parties. Rather, they represent an accounting mechanism that allows us to present our financial statements on an accrual basis. In addition, other liabilities of $6.8 million were not included in the table above because they did not represent a contractual obligation or the amount and timing of their eventual payment was sufficiently uncertain.

REGULATION AND LEGAL PROCEEDINGS

   We are subject to extensive regulation and we are involved in various legal and regulatory actions, all of which have an effect on specific aspects of our business. For a detailed discussion of the legal and regulatory actions in which we are involved, see Note 11 of the financial statements.

PENDING ACCOUNTING STANDARDS

   There are several pending accounting standards that we have not implemented either because the standard has not been finalized or the implementation date has not yet occurred. For a discussion of these pending standards, see Note 2 of the financial statements.

   The effect of implementing certain accounting standards on our financial results and financial condition is often based in part on market conditions at the time of implementation of the standard and other factors we are unable to determine prior to implementation. For this reason, we are sometimes unable to estimate the effect of certain pending accounting standards until the relevant authoritative body finalizes these standards or until we implement them.

ITEM 11(I).CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
           FINANCIAL DISCLOSURE

   None.

ITEM 11(J).QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

   Information required for Item 11(j) is incorporated by reference to the material under the caption "Market Risk" in Item 11(h) of this report.

ITEM 11(K).DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS:

   Directors are elected at each annual meeting of shareholders, for a term of one year. The biographies of each of the directors below contains information regarding the person's service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the company management to determine that a director should serve as such for Allstate New York.

   MARCIA D. ALAZRAKI, 68, has been a director since December 1993. She is a partner at the law firm Manatt, Phelps & Phillips, LLP and co-chair of the firm's insurance practice group. Prior to joining this firm in 2003, Ms. Alazraki headed the insurance regulatory practices at Shea & Gould and then at Simpson Thacher & Bartlett. For each of the last four years, Ms. Alazraki has been selected for inclusion in The Best Lawyers in America. She also currently holds director positions with Protective Life Insurance Company of New York and First Great-West Life & Annuity Insurance Company. Ms. Alazraki possesses a thorough understanding of insurance laws and regulations, including those governing the financing, acquisition and licensing of insurance companies, insurance product design, reinsurance transactions and market conduct and financial examination.

   ROBERT K. BECKER, 54, became director and Vice President on March 16, 2010. Mr. Becker is also the Chairman of the Board, Chief Executive Officer and Manager of Allstate Financial Services, LLC ("AFS, LLC") and Vice President of Allstate Life Insurance Company. Mr. Becker is responsible for Allstate's broker dealer operations as well as recruiting, training and product strategy for registered representatives of AFS, LLC and third party relationships. At Allstate since 2000, Mr. Becker has progressed through various roles, including Regional Financial Services Manager, Regional Distribution Leader and Assistant Field Vice President. Prior to joining Allstate, Mr. Becker spent over 20 years with MetLife Insurance Company, where he held various leadership positions. Mr. Becker's professional designations include LUTCF, CLU, ChFC, CFP, and CLTC. Currently, Mr. Becker also serves as a director for ALFS, Inc. and Intramerica Life Insurance Company, each of which is affiliated with Allstate New York. Mr. Becker has proven leadership experience with using excellent customer service to grow business in a competitive environment.

   MICHAEL B. BOYLE, 51, has been a director since March 2007 and a Vice President since April 2004. Mr. Boyle also is a Senior Vice President with Allstate Life Insurance Company. Mr. Boyle is responsible for Customer Service and Technology within the Allstate Financial group of companies. Prior to joining Allstate, Mr. Boyle was employed at Robertson Stephens, Inc., an investment bank, where he served as Chief Information Officer and head of back office operations, technology and electronic trading platforms on a global basis. Prior to Robertson Stephens, he spent 15 years with Merrill Lynch in New York and London, including several years as Director of Technology for Europe/Africa/Middle East. Currently, Mr. Boyle serves as a director for MIB, Inc, a fraud protection services corporation. In addition, he holds director positions with Allstate Life Insurance Company, Allstate Northern Ireland Ltd, Charter National Life Insurance Company and Intramerica Life Insurance Company, each of which is affiliated with Allstate New York. Mr. Boyle has in-depth knowledge of operations personnel management and many aspects of technology, including infrastructure, applications, and e-commerce.

   MATTHEW S. EASLEY, 54, has been a director since March 2009 and Vice President since December 2005. Mr. Easley is also a Vice President for Allstate Life Insurance Company. Mr. Easley is responsible for Product Management, Underwriting, and Asset Liability Management within the Allstate Financial group of companies. Prior to joining Allstate, Mr. Easley spent 23 years at Nationwide Financial including 11 years as the head of Annuity and Pension Actuarial, where he started a 401(k) business with a new-to-the-world business model, created a synthetic asset segmentation method, co-invented a patented retirement planning software and led a team to create a new strategic plan as part of the initial public offering of Nationwide Financial Services stock. Currently, Mr. Easley also serves as a director for ALFS, Inc., ALIC Reinsurance Company, Allstate Assignment Company, Allstate Assurance Company, Allstate Life Insurance Company, Allstate Settlement Corporation, American Heritage Life Insurance Company, Charter National Life Insurance Company, Intramerica Life Insurance Company, Lincoln Benefit Life Company and Surety Life Insurance Company, each of which is affiliated with Allstate New York.
Mr. Easley possesses extensive insurance business, product and liability management experience.

   MARK A. GREEN, 42, became director and Vice President on March 16, 2010.
Mr. Green is also the Vice President of National Sales for Allstate Life Insurance Company. Prior to his current role, Mr. Green was the Assistant Field Vice President for Allstate Insurance Company in the Capital Region, where he had geographic responsibility for West Virginia, Delaware and Washington D.C. Before joining Allstate, Mr. Green was a founding equity partner and chief risk officer for AIX Group in Connecticut, where he was responsible for corporate development and overall risk and investment management. He has worked for Wells Fargo, Chubb Group and Swiss Reinsurance. Currently, Mr. Green also serves as a director for Intramerica Life Insurance Company, an affiliate of Allstate New York. Mr. Green has experience in optimizing insurance company operations to drive profitable growth.

   JUDITH P. GREFFIN, 49, has been a Vice President of Allstate New York since April 2004. Ms. Greffin is also a Senior Vice President and the Chief Investment Officer of Allstate Insurance Company, where she oversees Allstate's $100 billion-plus investment portfolio. Since joining Allstate in 1990, Ms. Greffin has served in a series of key investment positions, including responsibility for Allstate's fixed-income portfolio and the Portfolio Management Group. She began her financial career as an analyst with the Huntington National Bank, and served as a senior portfolio manager with Flagship Financial before joining Allstate. Ms. Greffin has also served on the Allstate Foundation Grant Committee.

   ROBERT J. HOLDEN, 53, has been a director, Vice President and Chief Operations Officer since November 2008. Mr. Holden began his Allstate career as a claims representative in 1980. After holding a number of claims positions, he joined the Allstate Sales group. There, he held several leadership roles, including territorial manager and senior independent agency manager for the Northeast Region, before becoming Regional Distribution Leader for Allstate's New York Marketing Operating Committee and, then Field Vice President of the New York Market Operating Committee. In addition to the successful implementation of the Market Operating Committee plan, Mr. Holden led the New York region's leadership development initiative, and assumed responsibility for driving Life and Property Casualty Business growth. Currently, Mr. Holden also serves as a director for Intramerica Life Insurance Company, an affiliate of Allstate New York. With nearly 30 years of experience in various positions throughout the organization, Mr. Holden possesses extensive knowledge of Allstate, the insurance industry and insurance company operations.

   CLEVELAND JOHNSON, JR., 75, has been a director since December 1983.
Mr. Johnson has worked in public service for thirty-five years, including positions of responsibility in city, town, county, state and federal government. He has also owned and operated a number of successful businesses. Mr. Johnson is currently the President of Johnson Consulting Associates, a business development firm. In addition, he serves as Executive Vice President of ValuCare, Inc, a home health care company, and Executive Vice President of Strategic Fundraising, Inc., a consulting firm. In addition, Mr. Johnson currently serves as a director of Intramerica Life Insurance Company, an affiliate of Allstate New York. Mr. Johnson has strong business administration skills and experience in crafting multi-disciplinary approaches to the development of social policy.

   SUSAN L. LEES, 52, has been director and Vice President, General Counsel and Secretary since August 2008. Ms. Lees is also Senior Vice President, General Counsel and Secretary of Allstate Life Insurance Company. At Allstate for over 20 years, Ms. Lees progressed through various counsel positions throughout Allstate before become an assistant vice president in 1999. As the leader of the Corporate Law division of Allstate Law and Regulation, Ms. Lees gained extensive experience working with a number of the business areas throughout the enterprise, including Allstate Life Insurance Company. Currently, Ms. Lees serves as a director for Life Insurance Council of New York. She also serves as a director for ALIC Reinsurance Company, Allstate Assignment Company, Allstate Assurance Company, Allstate Financial Corporation, Allstate Life Insurance Company, Allstate Settlement Corporation, American Heritage Life Insurance Company, Charter National Life Insurance Company, Intramerica Life Insurance Company, Lincoln Benefit Life Company, and Surety Life Insurance Company, each of which is affiliated with Allstate New York. Ms. Lees has a deep understanding of insurance business generally, as well as applicable laws and regulations, including corporate and securities laws and corporate governance matters. In addition, Ms. Lees has extensive knowledge regarding Allstate New York's business, including its employees, products, agencies and customers.

   KENNETH R. O'BRIEN, 72, has served as director since July 1998. Mr. O'Brien was the President and Chief Executive Officer of O'Brien Asset Management, an investment advisory firm, from 1996 until his retirement in 2006. Prior to that role, Mr. O'Brien was Chief Executive Officer for Aurora National Life Insurance Company and Executive Vice President for New York Life Insurance Company. Mr. O'Brien has significant knowledge of insurance company operations and executive experience in the life insurance and financial services industries.

   JOHN C. PINTOZZI, 44, has been director since September 2004 and Vice President and Chief Financial Officer since March 2005. Mr. Pintozzi also is Senior Vice President and Chief Financial Officer for Allstate Life Insurance Company. In these positions, Mr. Pintozzi is responsible for the planning and analysis, capital allocation, valuation and compliance functions as well as Allstate Federal Savings Bank. Prior to Allstate, Mr. Pintozzi was an audit partner with Deloitte & Touche, specializing in the insurance and financial services industries. He is a Certified Public Accountant and holds memberships with the American Institute of Certified Public Accountants and the Illinois CPA Society. In addition, Mr. Pintozzi currently serves as a director for ALIC Reinsurance Company, Allstate Assignment Company, Allstate Assurance Company, Allstate Bank, Allstate Life Insurance Company, Allstate Settlement Corporation, American Heritage Life Insurance Company, Charter National Life Insurance Company, Intramerica Life Insurance Company, Lincoln Benefit Life Company, and Surety Life Insurance, each of which is affiliated with Allstate New York. Mr. Pintozzi has extensive experience in corporate and insurance company finance and accounting.

   JOHN R. RABEN, JR., 64, has served as director since 1988. Mr. Raben was a Managing Director of JP Morgan Chase from 2004 until his retirement in 2008, where he worked with the commercial and investment banking groups. Prior to that, he was also a Manager Director of Banc One Securities. Mr. Raben is active in his local organizations as Chairman of the Greenwich Republican Town Committee, Vice Chairman of the Greenwich Emergency Medical Service (GEMS) Board of Directors, and a member of the Coastal Resources Advisory Committee. In addition, Mr. Raben is a Treasurer and Board Member of both the Yellowstone Park Foundation and the Cornelia Rossi Foundation, each of which are charitable organizations. In addition, Mr. Raben currently serves as a director of Intramerica Life Insurance Company, an affiliate of Allstate New York.
Mr. Raben has extensive experience in the financial services industry.

   PHYLLIS HILL SLATER, 65, has been a director since 2002. Ms. Slater is the founder and president of Hill Slater, Inc, a successful engineering and architectural support firm. Hill Slater Inc. specializes in construction management, inspection services, design drafting, and CAD services. Ms. Slater served as national president of the National Association of Women Business Owners from 1997 to 1998, and presently serves on many corporate and non-profit boards. Ms. Slater is also a director for Intramerica Life Insurance Company, an affiliate of Allstate New York. Ms. Slater has deep knowledge of general business operations and corporate governance.

   MATTHEW E. WINTER, 53, has been a director since December 2009, and President, Chief Executive Officer and Chairman of the Board since March 2010. Mr. Winter is also the President and Chief Executive Officer of Allstate Life Insurance Company and Senior Vice President of Allstate Insurance Company, each a parent organization of Allstate New York. Prior to Allstate, Mr. Winter was the Vice Chairman of American International Group, President and Chief Executive Officer of American General Life Companies, and Executive Vice President for MassMutual Financial Group. For a brief period in 2009,
Mr. Winter served as a director of EP Global Communications, a magazine publication and distribution company. Currently, Mr. Winter also serves as a director for Allstate Insurance Company, Allstate Life Insurance Company, American Heritage Life Insurance Company, American Heritage Life Investment Corporation, Intramerica Life Insurance Company and Lincoln Benefit Life Company, each of which is affiliated with Allstate New York. Mr. Winter was also a former Chairman of the Houston Food Bank Board of Directors. Mr. Winter has extensive experience leading major life insurance and financial services providers, working with financial and estate planning products and overseeing the operations of insurance companies.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.

   No directors or executive officers have been involved in any legal proceedings that are material to an evaluation of the ability or integrity of any director or executive officer of Allstate New York.

ITEM 11(L).EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS ("CD&A")

  OVERVIEW

    . Executive officers of Allstate New York also serve as officers of other subsidiaries of The Allstate Corporation ("Allstate") and receive no compensation directly from Allstate New York. They are employees of an Allstate subsidiary. Allocations have been made for each named executive based on the amount of the named executive's compensation allocated to Allstate New York under the Amended and Restated Service and Expense Agreement among Allstate Insurance Company, Allstate and certain affiliates, as amended effective January 1, 2009, to which Allstate New York is a party (the "Service and Expense Agreement"). Those allocations are reflected in the Summary Compensation Table set forth below and in this disclosure, except where noted. The named executives may have received additional compensation for services rendered to other Allstate subsidiaries, and those amounts are not reported.

    . Allstate provides its executive officers with the following core compensation elements: annual salary, annual cash incentive awards, and equity awards. In 2009, Allstate discontinued future cycles of its long-term cash incentive plan in favor of placing greater emphasis on long-term equity awards, consistent with its compensation philosophy, and to a lesser extent, annual cash incentive awards.

    . Allstate embraces a pay-for-performance philosophy for its executives in which variable compensation represents a large portion of potential compensation and is tied to appreciation of Allstate's stock and Allstate's performance in achieving short-term and long-term business goals.

    . Allstate uses equity-based compensation to align the interests of its executives with long-term stockholder value and as a tool for retaining executive talent. Once granted, the value of these awards rises and falls with the price of Allstate stock. Equity awards granted in 2010, including stock options and restricted stock units, will vest in three installments of 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates. Restricted stock units granted in 2010 will no longer receive dividend equivalents on a quarterly schedule; instead dividend equivalents will be paid when the underlying restricted stock unit vests.

    . In 2009 the executive compensation program was simplified by reducing the number of performance measures under the Annual Executive Incentive Compensation Plan. Consistent with current market trends, the maximum corporate multiplier for the 2010 performance year for an executive officer's Annual Executive Incentive Plan award will be 250% of target. In addition, the minimum payout, upon achieving the performance threshold, will be 50% of target.

    .  Allstate offers its executives limited perquisites.

NAMED EXECUTIVES

   This CD&A, on pages 103 to 112, describes the executive compensation program for Allstate and specifically describes total 2009 compensation for the following named executives of Allstate New York:

    . Frederick F. Cripe--Chairman, President and Chief Executive Officer until March 16, 2010.

    .  John C. Pintozzi--Vice President and Chief Financial Officer

COMPENSATION PHILOSOPHY

   Allstate's compensation philosophy is based on these central beliefs:

    . Executive compensation should be aligned with performance and stockholder value. Accordingly, a significant amount of executive compensation should be in the form of equity.

    . The compensation of executives should vary both with appreciation in the price of Allstate stock and with Allstate's performance in achieving strategic short and long-term business goals designed to drive stock price appreciation.

    . Allstate's compensation program should inspire executives to strive for performance that is better than the industry average.

    . A greater percentage of compensation should be at risk for executives who bear higher levels of responsibility for Allstate's performance.

    . Allstate should provide competitive levels of compensation for competitive levels of performance and superior levels of compensation for superior levels of performance.

   Allstate's executive compensation program has been designed around these beliefs. They serve Allstate's goal of attracting, motivating, and retaining highly talented executives to compete in the complex and highly regulated insurance and financial services industry.

COMPENSATION PRACTICES

   Allstate reviews the design of its executive compensation program and executive pay levels on an annual basis and performance and goal attainment within this design throughout the year. As part of that review, Allstate considers available data regarding compensation paid to similarly-situated executives at companies against which it competes for executive talent. With respect to the compensation program for 2009 for Allstate executives, including the named executives of Allstate New York, Allstate management considered compensation surveys, as well as compensation data for the peer companies listed on page 110, that provided information on companies of broadly similar size and business mix as Allstate, as well as companies with a broader market context. The compensation surveys considered include the Mercer Property & Casualty Insurance Company Survey, the 2008 Towers Perrin Diversified Insurance Survey, and the Towers Perrin Compensation Data Bank. The weight given to information obtained from these sources varied depending on the position being evaluated. The Diversified Insurance Survey includes 29 insurance organizations with assets ranging from $20 billion to $1 trillion, with a median asset size of $131 billion. The Towers Perrin Compensation Data Bank provides compensation data on 80 of the Fortune 100 companies. The Mercer Property & Casualty Insurance Company Survey includes compensation data for 45 property and casualty insurance companies with at least $1 billion in annual premiums. In addition, in its executive pay and performance discussions, Allstate management considered information regarding other companies in the financial services industries.

CORE ELEMENTS OF EXECUTIVE COMPENSATION PROGRAM

   The following table lists the core elements of Allstate's executive compensation program for 2009.

CORE ELEMENT                                                     PURPOSE
------------                  ----------------------------------------------------------------------------
Annual salary                 Provides a base level of competitive cash compensation for executive talent

Annual cash incentive awards  Reward performance on key strategic, operational, and financial measures over the year

Equity awards                 Align the interests of executives with long-term Allstate shareholder value and retain executive talent

   These core elements are designed to balance individual, business unit, and overall corporate performance. The goals for incentive awards are aligned with Allstate's strategic vision and 2009 operating priorities of keeping Allstate financially strong, improving customer loyalty, and reinventing protection and retirement for the consumer.

   Allstate's compensation design balances annual and long-term incentive awards with short and long-term business goals. At the target level of performance, annual and long-term incentive awards are designed to constitute a significant percentage of an executive's total core compensation. The target incentive-based core compensation for Mr. Cripe, who had the greatest level of responsibility for Allstate's performance, was 77% of his total core compensation (19% annual cash incentive award, 38% stock options, and 20% restricted stock units). Mr. Pintozzi's incentive-based core compensation was targeted at 64% of his total core compensation (21% annual cash incentive award, 28% stock options, and 15% restricted stock units).

SALARY

    . Mr. Cripe's salary was set by the Allstate Board of Directors based on the recommendations of its Compensation and Succession Committee (the "Committee"). Mr. Pintozzi's salary was set by Allstate management.

    . In recommending executive base salary levels, Allstate uses the 50/th/ percentile of comparable companies as a guideline to align with Allstate's pay philosophy for competitive positioning in the market for executive talent.

    . The average enterprise-wide merit and promotional increases are based on a combination of U.S. general and the insurance industry market data and are set at levels intended to be competitive.

    . Annual merit increases for the named executives are based on evaluations of their performance by Allstate's management, using the average enterprise-wide merit increase as a guideline.

    . Promotional increases are based on the increased responsibilities of the new position and the skills and experience of the executive being promoted.

ANNUAL CASH INCENTIVE COMPENSATION

   In 2009 Allstate maintained the Annual Executive Incentive Compensation Plan, an Allstate stockholder-approved plan under which executive officers had the opportunity to earn an annual cash incentive award based on the achievement of a combination of Allstate corporate and business unit performance measures for Allstate's main business units including Allstate Financial. Allstate New York is part of the Allstate Financial business unit.

   The Committee approves performance measures and goals for annual cash incentive awards under the Annual Executive Incentive Compensation Plan during the first quarter of the year. The performance measures and goals are aligned with Allstate's objectives and tied to Allstate's strategic vision and operating priorities. They are designed to reward executives for actual performance, to reflect objectives that will require significant effort and skill to achieve, and to drive stockholder value.

   After the end of the year, the Committee reviews the extent to which Allstate has achieved the various performance measures and approves the actual amount of the annual cash incentive award. The Committee may adjust the amount of an annual cash incentive award. Allstate pays the annual cash incentive awards in March, after the end of the year.

   For 2009, the Committee adopted corporate and Allstate Financial business unit annual performance measures and weighted them as applied to each of the named executives, in accordance with their responsibilities for Allstate's overall corporate performance and the performance of Allstate Financial. Each measure is assigned a weight expressed as a percentage of the total annual cash incentive award opportunity, with all weights for any particular named executive adding to 100%.

   The following table lists the performance measures and related target goals for 2009, as well as the weighting factors and actual results, applicable to the named executives. The performance measures were designed to focus executive attention on key strategic, operational, and financial measures including top line growth and profitability. For each performance measure, the Committee approved a threshold, target, and maximum goal. The target goals for the performance measures were based on evaluations of Allstate's historical performance and plans to drive projected performance. A description of each performance measure is provided under the "Performance Measures" caption on page 127.

                 ANNUAL EXECUTIVE INCENTIVE COMPENSATION PLAN
                 PERFORMANCE MEASURES, TARGETS, AND WEIGHTING

                                                                                       ACHIEVEMENT
                                                                                       RELATIVE TO
                                                                                    THRESHOLD, TARGET,
PERFORMANCE MEASURE/(1)/                      WEIGHTING    TARGET      ACTUAL/(2)/    MAXIMUM GOALS
-----------------------                       --------- ------------  ------------  ------------------
CORPORATE-LEVEL PERFORMANCE MEASURE..........    20%
Adjusted Operating Income Per Diluted Share..               $5.10         $3.55      Below threshold
ALLSTATE FINANCIAL PERFORMANCE MEASURES......    80%
Adjusted Operating Income....................           $300 million  $279 million  Between threshold
                                                                                       and target
Financial Product Sales (Production Credits).           $285 million  $255 million   Below threshold
Allstate Financial Total Return..............               4.50%        14.84%     Exceeded maximum

--------
(1)Information regarding Allstate's performance measures is disclosed in the limited context of the annual cash incentive awards and should not be understood to be statements of management's expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.
(2)Stated as a percentage of target goals with a range from 0% to 300%, the actual performance comprises 0% for Adjusted Operating Income Per Diluted Share performance and 99% for Allstate Financial performance.

   Target award opportunities approved by the Committee are stated as a percentage of annual base salary. Annual cash incentive awards are calculated using base salary, as adjusted by any merit and promotional increases granted during the year on a prorated basis. One of the central beliefs on which Allstate's compensation philosophy is based is that a greater percentage of compensation should be at risk for executives who bear higher levels of responsibility for Allstate's performance. In setting target incentive levels for named executive officers, the Committee gives the most consideration to market data primarily focusing on pay levels at peer group companies with which it directly competes for executive talent and stockholder investment.

   In calculating the annual cash incentive awards, Allstate's achievement with respect to each performance measure is expressed as a percentage of the target goal, with interpolation applied between the threshold and target goals and between the target and maximum goals. Unless otherwise adjusted by the Committee for Mr. Cripe or by management for Mr. Pintozzi, the amount of the annual cash incentive award is the sum of the amounts calculated using the calculation below for all of the performance measures.

Actual performance interpolated  X   Weighting X   Target award opportunity as a X   Salary*
relative to threshold and target                       percentage of salary*
on a range of 0% to 100% and
relative to target and maximum
on a range of 100% to 300%

--------
* Base salary, as adjusted by any merit and promotional increases granted during the year on a prorated basis.

   Annual cash incentive awards based on the achievement of the performance measures for 2009 are included in the amounts reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 113 and broken out separately from long-term cash incentive awards in a footnote to that table. In addition, the threshold, target, and maximum annual award opportunities for 2009 are included in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column in the Grants of Plan-Based Awards table on page 114.

LONG-TERM INCENTIVE AWARDS--CASH AND EQUITY

   As part of total core compensation, Allstate historically has provided three forms of long-term incentive awards: stock options, restricted stock units, and long-term cash incentive awards. In 2009, Allstate discontinued future cycles of the long-term cash incentive plan. The relative mix of various forms of these awards is driven by Allstate's objectives in providing the specific form of award, as described below.

  LONG-TERM INCENTIVE AWARDS--EQUITY

   As stated in its compensation philosophy, Allstate believes that a significant amount of executive compensation should be in the form of equity and that a greater percentage of compensation should be at risk for executives who bear higher levels of responsibility for Allstate's performance. Consistent with that philosophy, the size of stock option and restricted stock unit awards granted by the Committee is usually larger for executives with the broadest scope of responsibility. However, from time to time, larger equity awards are granted to attract new executives.

  STOCK OPTIONS

   Stock options represent the opportunity to buy shares of Allstate stock at a fixed exercise price at a future date. They are utilized to align the interests of executives with long-term value of Allstate stockholders.

   Key elements:

    . Under the Allstate stockholder-approved equity incentive plan, the exercise price cannot be less than the fair market value of a share on the date of grant.

    . Stock option repricing is not permitted. In other words, absent an event such as a stock split, if the Committee cancels an award and substitutes a new award in its place, the exercise price of the new award cannot be less than the exercise price of the cancelled award.

    . All stock option awards have been made in the form of nonqualified stock options.

    . Allstate stock options vest over stated vesting periods measured from the date of grant.

    . The options granted to the named executives in 2009 become exercisable in four installments of 25% on the first four anniversaries of the grant date and expire in ten years, except in certain change-in-control situations or under other special circumstances approved by the Committee.

  RESTRICTED STOCK UNITS

   Each restricted stock unit represents Allstate's promise to transfer one fully vested share of Allstate stock in the future if and when the restrictions expire (when the unit "vests"). Because restricted stock units are based on and payable in stock, they serve to reinforce the alignment of interests of executives and Allstate stockholders. In addition, because restricted stock units have a real, current value that is forfeited, except in some circumstances, if an executive terminates employment before the restricted stock units vest, they provide a significant retention incentive. Under the terms of the restricted stock unit awards, the executives have only the rights of general unsecured creditors of Allstate and no rights as stockholders until delivery of the underlying shares.

   Key elements:

    . The restricted stock units granted to the named executives in 2009 vest in one installment on the fourth anniversary of the date of grant, except in certain change-in-control situations or under other special circumstances approved by the Committee.

    . Allstate restricted stock units granted to the named executives in 2009 and prior years include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Allstate common stockholders.

  TIMING OF EQUITY AWARDS AND GRANT PRACTICES

   The Committee grants existing employee equity incentive awards on an annual basis normally during a meeting in the first fiscal quarter, after the issuance of Allstate's prior fiscal year-end earnings release. Throughout the year, the Committee grants equity incentive awards in connection with new hires and promotions and in recognition of achievements. The Committee approved a one-time recognition award of non-qualified stock options and restricted stock units to Mr. Cripe in November 2009. This award was granted in recognition of his leadership of Allstate Financial.

   Pursuant to authority delegated by the Allstate Board and the Committee, equity incentive awards also may be granted by a subcommittee consisting of the Committee chair or by an equity award committee which currently consists of Allstate's CEO. The subcommittee may grant restricted stock or restricted stock units to new hires. The equity award committee may grant restricted stock units and stock options in connection with new hires and promotions and in recognition of achievements.

  STOCK OWNERSHIP GUIDELINES

   Because Allstate believes strongly in linking the interests of management with those of its stockholders, it instituted stock ownership guidelines in 1996 that require each of the named executives to own, as of March 1 following the fifth year after assuming a senior management position, common stock, including restricted stock units, worth a multiple of base salary. Unexercised stock options do not count towards meeting the stock ownership guidelines. Messrs. Cripe and Pintozzi have met their respective goals. For Mr. Cripe, the goal is four times salary. For Mr. Pintozzi, the goal is two times salary. After a named executive meets the guideline for the position, if the value of his shares does not equal the specified multiple of base salary solely due to the fact that the value of the shares has declined, the executive is still deemed to be in compliance with the guideline. However, any executive in that situation may not sell any shares acquired upon the exercise of an option or conversion of any equity award except to satisfy tax withholding obligations, until the value of his shares again equals the specified multiple of base salary. In accordance with Allstate's policy on insider trading, all officers, directors, and employees are prohibited from engaging in transactions with respect to any securities issued by Allstate or any of its subsidiaries that might be considered speculative or regarded as hedging, such as selling short or buying or selling options.

  LONG-TERM INCENTIVE AWARDS--CASH

   After the end of the three-year cycle for long-term cash incentive awards, the Committee reviews the extent to which Allstate has achieved the various performance measures and approves the actual amount of the long-term cash incentive awards. Allstate pays long-term cash incentive awards after the end of the three-year cycle.

   Long-term cash incentive awards were designed to reward executives for collective results attained over a three-year performance cycle. The Committee approved performance measures and threshold, target, and maximum goals for long-term cash incentive awards at the beginning of each three-year cycle and a new cycle started every year. However, the Committee discontinued future long-term incentive plan awards in 2009, making the 2008-2010 cycle the final cycle under the Long-Term Executive Incentive Compensation Plan. The final award under this plan was made in February 2008 and will be paid out in March 2011. For the 2007-2009 cycle, there were three performance measures. The target goals for each performance measure, the actual results, and the relative weight of each measure are shown in the following table. The selection and weighting of these measures was intended to focus executive attention on the collective achievement of Allstate's long-term financial goals across its various product lines. A description of each performance measure is provided under the "Performance Measures" caption on page 127.

               LONG-TERM CASH INCENTIVE AWARDS, 2007-2009 CYCLE
            PERFORMANCE MEASURES, WEIGHTING, AND TARGET GOALS/(1)/

                                                       PERCENTAGE
                                                      WEIGHT OF THE
                                                         TOTAL                                 ACHIEVEMENT RELATIVE TO
                                                       POTENTIAL                                 THRESHOLD, TARGET,
PERFORMANCE MEASURES                                   AWARD/(2)/      TARGET       ACTUAL       MAXIMUM GOALS/(3)/
--------------------                                  -------------  ------------ ------------ -----------------------
Average adjusted return on equity....................     50%           5/th/        5/th/            Target
                                                                      position     position
                                                                     relative to  relative to
                                                                        peers        peers
Allstate Protection growth in policies in force over
  the 3-year cycle...................................     25%           5.0%        (3.8)%        Below threshold
Allstate Financial return on total capital over the
  3-year cycle.......................................     25%           9.5%         7.9%         Below threshold

--------
(1)Information regarding performance measures is disclosed in the limited context of long-term cash incentive awards and should not be understood to be statements of management's expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.
(2)Same weight applied for all eligible named executives.
(3)Stated as a percentage of target goals with a range from 0% to 300%, the actual performance comprises 50% for the average adjusted return on equity measure, 0% for the Allstate Protection measure, and 0% for the Allstate Financial measure. The weighted results for all three measures stated as a percentage of the target goals for all the named executives was 50%.

   The target goal for the average adjusted return on equity was set at a level representing average projected industry performance. The target goals for Allstate Protection growth in policies in force over the three-year cycle and Allstate Financial return on total capital over the three-year cycle were based on evaluations of Allstate's historical performance and plans to drive projected performance.

   The average adjusted return on equity measure compares Allstate's performance to the following peer insurance companies:

  The Chubb Corporation                        MetLife Inc.
  CNA Financial Corporation                    The Progressive Corporation
  The Hartford Financial Services Group, Inc.  Prudential Financial, Inc.
  Lincoln National Corporation                 The Travelers Companies, Inc.

   Allstate's ranked position relative to this peer group determines the percentage of the total target award for this performance measure to be paid, as indicated in the following table. However no payment is made unless the average adjusted return on equity exceeds the average risk free rate of return on three-year Treasury notes over the three-year cycle, plus 200 basis points, regardless of Allstate's standing compared to the peer group. For the 2007-2009 cycle, Allstate achieved the 5/th/ position and met the target level of performance. The average adjusted return on equity exceeded the average risk free rate of return by 375 basis points.

                  AVERAGE ADJUSTED RETURN ON EQUITY RELATIVE
                        TO PEER GROUP, 2007-2009 CYCLE

                              PEER POSITION % OF TARGET AWARD
                              ------------- -----------------
                   Threshold.       9                0%
                                    8               40%
                                    7               60%
                                    6               80%
                   Target....       5              100%
                                    4              150%
                                    3              200%
                                    2              250%
                   Maximum...       1              300%

   Target award opportunities approved by the Committee are stated as a percentage of annual base salary. Award opportunities for the named executives are capped at 300% of the target awards. Awards for each cycle are calculated using base salary in effect at the beginning of the cycle, as adjusted by any promotional increases granted during the course of the cycle on a prorated basis. Mr. Cripe had a target award opportunity of 70%. Mr. Pintozzi had a target award opportunity of 40%. The size of these target awards is based on each executive's level of responsibility for contributing to Allstate's long-term performance and overall market competitiveness.

   Unless otherwise adjusted by the Committee, in calculating the long-term cash incentive awards, Allstate's achievement with respect to each performance measure for a particular cycle is expressed as a percentage of the target goal with interpolation applied between threshold and target goals and between target and maximum goals. The amount of each named executive's award is the sum of the amounts calculated using the following calculation for all of the long-term cash incentive performance measures.

Actual performance interpolated  X   Weighting X   Target award opportunity as a X   Salary*
relative to threshold and target                       percentage of salary*
on a range of 0% to 100% and
relative to target and maximum
on a range of 100% to 300%

--------
* Base salary in effect at the beginning of the cycle, as adjusted by any promotional increases granted during the course of the cycle on a prorated basis.

   Long-term cash incentive awards based on the achievement of the performance measures for the 2007-2009 cycle were paid in March 2010 and are included in the amounts reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table and broken out separately from annual cash incentive awards in a footnote to that table.

OTHER ELEMENTS OF COMPENSATION

   To remain competitive with other employers and to attract, retain, and motivate highly talented executives and other employees, we provide the benefits listed in the following table.

                                                                                     MR. PINTOZZI,    ALL FULL-TIME
                                                                                     OTHER OFFICERS    AND REGULAR
                                                                                      AND CERTAIN       PART-TIME
BENEFIT OR PERQUISITE                                                 MR. CRIPE         MANAGERS        EMPLOYEES
---------------------                                             ---------------   ---------------   -------------
401(k)/(1)/ and defined benefit pension.......................... (check mark)      (check mark)      (check mark)
Supplemental retirement benefit.................................. (check mark)      (check mark)
Health and welfare benefits/(2)/................................. (check mark)      (check mark)      (check mark)
Supplemental long-term disability and executive physical program. (check mark)      (check mark)/(3)/
Deferred compensation............................................ (check mark)      (check mark)
Tax preparation services......................................... (check mark)      (check mark)
Financial planning services...................................... (check mark)
Cell phones and ground transportation............................ (check mark)/(4)/

--------
(1)Allstate contributed $1.00 for every dollar of basic pre-tax deposits made in 2009 on the first 3 percent of eligible pay and $.50 for every dollar of basic pre-tax deposits made in 2009 on the next 2 percent of eligible pay for eligible participants, including the named executive officers.
(2)Including medical, dental, vision, life, accidental death and dismemberment, long-term disability, and group legal insurance.
(3)An executive physical program is available to all officers.
(4)Ground transportation is available to Mr. Cripe. Cell phones are available to members of Allstate's senior management team, other officers and certain managers, and certain employees depending on their job responsibilities.

  RETIREMENT BENEFITS

   Each named executive officer participates in two different defined benefit pension plans. The Allstate Retirement Plan (ARP) is a tax qualified defined benefit pension plan available to all of Allstate's regular full-time and regular part-time employees who meet certain age and service requirements. The ARP provides an assured retirement income related to an employee's level of compensation and length of service at no cost to the employee. As the ARP is a tax qualified plan, federal tax law places limits on (1) the amount of an individual's compensation that can be used to calculate plan benefits and
(2) the total amount of benefits payable to a participant under the plan on an annual basis. These limits may result in a lower benefit under the ARP than would have been payable if the limits did not exist for certain Allstate employees. Therefore, the Allstate Insurance Company Supplemental Retirement Income Plan (SRIP) was created for the purpose of providing ARP-eligible employees whose compensation or benefit amount exceeds the federal limits with an additional defined benefit in an amount equal to what would have been payable under the ARP if the federal limits described above did not exist.

  CHANGE-IN-CONTROL AND POST-TERMINATION BENEFITS

   Allstate does not view the change-in-control benefits or post-termination benefits as additional elements of compensation due to the fact that a change-in-control or other triggering event may never occur. However, the use and structure of Allstate's change-in-control and post-termination plans are consistent with Allstate's compensation objectives to attract, motivate, and retain highly talented executives. A change-in-control of Allstate could have a disruptive impact on both Allstate and its executives. Allstate's change-in-control benefits and post-termination benefits are designed to mitigate that impact and to maintain the connection between the interests of executives and Allstate's stockholders. As part of these benefits, executives receive equity awards that might otherwise be eliminated by new directors of Allstate elected in connection with a change-in-control. Allstate also provides certain protections for cash incentive awards, previously deferred compensation, and benefits if the named executive's employment is terminated within a two-year period after a change-in-control. The arrangements which are described in the "Potential Payments as a Result of Termination or Change-in-Control" section are not provided exclusively to the named executives. Certain cash severance benefits are provided to all regular full-time and regular part-time Allstate employees. For example, Allstate replaced its vacation policy with a paid time off bank effective January 1, 2001. Eligible employees could elect to receive their vacation days accrued but not yet taken between their annual anniversary date in 2000 and December 31, 2000 as either paid time off or in the form of a lump sum severance payment at termination.

 SUMMARY COMPENSATION TABLE FOR 2009 AND GRANTS OF PLAN-BASED AWARDS TABLE FOR
                                     2009

                          SUMMARY COMPENSATION TABLE

   The following table sets forth information concerning the compensation of the named executives for all services rendered to Allstate New York in 2009, allocated to Allstate New York in a manner consistent with the allocation of compensation expenses under the Service and Expense Agreement.

                                                                      CHANGE IN
                                                                    PENSION VALUE
                                                                         AND
                                                        NON-EQUITY  NONQUALIFIED
                                                        INCENTIVE     DEFERRED
                                      STOCK   OPTION       PLAN     COMPENSATION    ALL OTHER
                       SALARY BONUS  AWARDS   AWARDS   COMPENSATION   EARNINGS     COMPENSATION  TOTAL
NAME/(1)/         YEAR  ($)   $/(2)/ ($)/(3)/ ($)/(4)/   ($)/(5)/     ($)/(6)/       ($)/(7)/     ($)
--------          ---- ------ -----  -------  -------  ------------ -------------  ------------ -------
Frederick F.
 Cripe
 (Chairman,
 President and
 Chief
 Executive
 Officer)         2009 21,881     0  30,725   56,445      20,915       19,448/(8)/    1,572     144,632
John C. Pintozzi
 (Vice
 President and
 Chief
 Financial
 Officer)         2009 25,193 1,558  11,650   22,304      15,812        2,237/(9)/    1,897      82,209

--------
(1)Mr. Cripe was Chairman, President and Chief Executive Officer of Allstate New York until March 16, 2010.
(2)Mr. Pintozzi received a bonus as a result of his outstanding individual performance in 2009.
(3)The aggregate grant date fair value of restricted stock unit awards computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 ("ASC 718"). The number of restricted stock units granted in 2009 to each named executive is provided in the Grants of Plan-Based Awards table on page 114. The fair value of restricted stock unit awards is based on the final closing price of Allstate's stock as of the date of grant. The final closing price in part reflects the payment of future dividends expected.
(4)The aggregate grant date fair value of option awards computed in accordance with FASB ASC 718. The fair value of each option award is estimated on the date of grant using a binomial lattice model. The fair value of each option award is estimated on the date of grant using the assumptions as set forth in the following table:

                   Weighted average expected term. 8.1 years
                   Expected volatility............ 26.3-79.2%
                   Weighted average volatility.... 38.3%
                   Expected dividends............. 2.6%
                   Risk-free rate................. 0.0-3.7%

   The number of options granted in 2009 to each named executive is provided in the Grants of Plan-Based Awards table on page 114.

(5)Amounts earned under the Annual Executive Incentive Compensation Plan are paid in the year following performance. Amounts earned under the Long-Term Executive Incentive Compensation Plan are paid in the year following the performance cycle. The amounts shown in the table above include amounts earned in 2009 and payable under these plans in 2010. The break-down for each component is as follows:

                               ANNUAL CASH              LONG-TERM
                                INCENTIVE             CASH INCENTIVE
            NAME          YEAR AWARD AMOUNT   CYCLE    AWARD AMOUNT
            ----          ---- ------------ --------- --------------
            Mr. Cripe.... 2009   $14,177    2007-2009     $6,738
            Mr. Pintozzi. 2009   $11,519    2007-2009     $4,293

(6)Amounts reflect the aggregate increase in actuarial value of the pension benefits as set forth in the Pension Benefits table, accrued during 2009. These are benefits under the Allstate Retirement Plan (ARP) and the Allstate Insurance Company Supplemental Retirement Income Plan (SRIP). Non-qualified deferred compensation earnings are not reflected since Allstate's Deferred Compensation Plan does not provide above-market earnings. For 2009, the pension plan measurement date used for financial statement reporting purposes, December 31, as well as the methodology employed for purposes of Allstate's financial statements, were used in the calculation of the change in present value. (See note 16 to Allstate's audited financial statements for 2009.) One component of the change in pension value from 2008 to 2009 displayed in this column relates to the change in the discount rate used to calculate the value of pension benefits. The discount rate decreased from 7.5% in 2008 to 6.25% at year-end 2009, which resulted in an increase in the present value of accrued benefits at year-end 2009. For Mr Cripe, approximately 50% of the change in pension value relates to the change in the discount rate.
(7)The "All Other Compensation for 2009--Supplemental Table" provides details regarding the amounts for 2009 for this column.
(8)Reflects increases in the actuarial value of the benefits provided to Mr. Cripe pursuant to the ARP and SRIP of $7,927 and $11,521 respectively.
(9)Reflects increases in the actuarial value of the benefits provided to Mr. Pintozzi pursuant to the ARP and SRIP of $1,162 and $1,075 respectively.

              ALL OTHER COMPENSATION FOR 2009--SUPPLEMENTAL TABLE

                                 (In dollars)

   The following table describes the incremental cost of other benefits provided in 2009 that are included in the "All Other Compensation" column.

                                                         TOTAL
                                 401(K)                ALL OTHER
             NAME               MATCH/(1)/ OTHER/(2)/ COMPENSATION
             ----               ---------  ---------  ------------
             Mr. Cripe.... 2009    539       1,033       1,572
             Mr. Pintozzi. 2009    774       1,123       1,897

--------
(1)Each of the named executives participated in Allstate's 401(k) plan during 2009. The amount shown is the amount allocated to their accounts as employer matching contributions, allocated to Allstate New York in a manner consistent with the allocation of compensation expenses under the Service and Expense Agreement.
(2)"Other" consists of premiums for group life insurance and personal benefits and perquisites consisting of cell phones, tax preparation services, financial planning, executive physicals, ground transportation, and supplemental long-term disability coverage. None of the personal benefits and perquisites individually exceeded the greater of $25,000 or 10% of the total amount of these benefits for the named executives. Allstate provides supplemental long-term disability coverage to regular full-time and regular part-time employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the Group Long Term Disability Insurance Plan. This coverage is self-insured (funded and paid for by Allstate when obligations are incurred). No obligations for the named executives were incurred in 2009 and so no incremental cost is reflected in the table.

           GRANTS OF PLAN-BASED AWARDS AT FISCAL YEAR-END 2009/(1)/

   The following table provides information about non-equity incentive plan awards and equity awards granted to our named executives during the fiscal year 2009 to the extent the expense for such awards was allocated to Allstate New York under the Service and Expense Agreement.

                                                   ESTIMATED FUTURE PAYOUTS
                                                   UNDER NON-EQUITY INCENTIVE                                   GRANT DATE
                                                       PLAN AWARDS/(2)/                                        FAIR VALUE ($)/(4)/
                                                   ------------------------                                    -------------------
                                                                                ALL
                                                                               OTHER
                                                                               STOCK   ALL OTHER
                                                                              AWARDS:    OPTION
                                                                               NUMBER   AWARDS:    EXERCISE
                                                                                 OF    NUMBER OF    OR BASE
                                                                               SHARES  SECURITIES  PRICE OF
                                                                              OF STOCK UNDERLYING   OPTION
                                                   THRESHOLD   TARGET MAXIMUM OR UNITS  OPTIONS     AWARDS     STOCK     OPTION
NAME           GRANT DATE         PLAN NAME           ($)       ($)     ($)     (#)       (#)     ($/SHR)/(3)/ AWARDS    AWARDS
----          ------------- ---------------------- ---------   ------ ------- -------- ---------- -----------  ------    ------
Mr. Cripe     --            Annual cash incentive      0       17,923 53,770
              Feb. 27, 2009 Restricted stock units                             1,254                           21,100
              Feb. 27, 2009 Stock options                                                7,125       16.83               40,396
              Nov. 02, 2009 Restricted stock units                               325                            9,625
              Nov. 02, 2009 Stock options                                                1,845       29.64               16,049
Mr. Pintozzi  --            Annual cash incentive      0       14,562 43,687
              Feb. 27, 2009 Restricted stock units                               692                           11,650
              Feb. 27, 2009 Stock options                                                3,934       16.83               22,304

--------
(1)Awards under the Annual Executive Incentive Compensation Plan and the 2001 Equity Incentive Plan.
(2)The amounts in these columns consist of the threshold, target, and maximum annual cash incentive awards for the named executives. The threshold amount for each named executive is zero, as the minimum amount payable if no performance measures are achieved. The target amount is based upon achievement of certain performance measures set forth in the "Annual Cash Incentive Compensation" section of the CD&A.
(3)The exercise price of each option is equal to the fair market value of Allstate's common stock on the date of grant. Fair market value is equal to the closing sale price on the date of grant or, if there was no such sale on the date of grant, then on the last previous day on which there was a sale.
(4)As computed in accordance with FASB ASC 718, the aggregate grant date fair value of restricted stock units and stock option awards was $16.83 and $5.67, respectively, for awards granted on February 27, 2009, and $29.64 and $8.70, respectively, for awards granted on November 2, 2009. The assumptions used in the valuation are discussed in footnotes 3 and 4 to the Summary Compensation Table on page 113.

   The following discussion of incentive compensation for 2009 elaborates on the more general information provided above in the CD&A.

  NON-EQUITY INCENTIVE COMPENSATION

   The Non-Equity Incentive Plan Compensation column of the Summary Compensation Table includes each named executive's annual cash incentive award for 2009 and long-term cash incentive award for the 2007-2009 cycle, allocated to Allstate New York under the Service and Expense Agreement. The amount attributable to annual and long-term, respectively, is provided in a footnote to the Summary Compensation Table. The Estimated Future Payouts Under Non-Equity Incentive Plan Awards column of the Grants of Plan-Based Awards at Fiscal Year-End 2009 table includes the threshold, target, and maximum award opportunities for 2009 annual cash incentive compensation, allocated in a manner consistent with the allocation of compensation expenses to Allstate New York under the Service and Expense Agreement.

  EQUITY COMPENSATION

   The Committee granted both restricted stock units and options in 2009. The restricted stock units granted in 2009 vest in one installment four years after the date of grant, except in certain change-in-control situations or under other special circumstances approved by the Committee. Normally, the named executive must be employed in order for the restricted stock units to vest. However, restricted stock units continue to vest following retirement on or after the normal retirement date specified in the award. If the named executive dies, then as of the date of death, all unvested restricted stock units granted in 2009 will vest and become nonforfeitable. The restricted stock units granted in 2009 and prior years include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Allstate common stockholders.

   The stock options granted in 2009 become exercisable in four annual installments of 25% on the first four anniversaries of the grant date and expire in ten years, except in certain change-in-control situations or under other special circumstances approved by the Committee. Normally, the named executive must be employed at the time of vesting in order for the options to vest. If the named executive terminates on or after the normal retirement date under the stock option award agreements, stock options not vested will continue to vest as scheduled. When the options become vested, they may be exercised by the named executive at any time on or before the earlier to occur of (i) the expiration date of the option and (ii) the fifth anniversary of the date of the named executive's termination of employment. If the named executive dies or becomes disabled, unvested stock options will vest and may be exercised by the named executive officer (or personal representative, estate or transferee, as the case may be) at any time on or before the earlier to occur of (i) the expiration date of the option and (ii) the second anniversary of the date of the named executive's termination of employment. If the named executive terminates for any other reason, any portion of the option not vested will be forfeited. Vested options may be exercised at any time on or before the earlier to occur of (i) the expiration date of the option and (ii) three months after the date of the named executive's termination of employment. The options were granted with an exercise price equal to the closing sale price on the date of grant or, if there was no sale on the date of grant, then on the last previous day on which there was a sale. Each option is a nonqualified stock option. Each option includes tax withholding rights that permit the holder to elect to have shares withheld to satisfy minimum federal, state, and local tax withholding requirements. Option holders may exchange shares previously owned to satisfy all or part of the exercise price. The vested portions of all the options may be transferred during the holder's lifetime to, or for the benefit of, family members. Any taxes payable upon a transferee's subsequent exercise of the option remain the obligation of the original option holder.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2009

   The following table summarizes the outstanding equity awards of the named executives as of December 31, 2009, allocated in a manner consistent with the allocation of compensation expenses to Allstate New York under the Service and Expense Agreement for 2009. The percentage of each equity award actually allocated to Allstate

New York has varied over the years during which these awards were granted depending on the extent of services rendered by such executive to Allstate New York and the arrangements in place at the time of such equity awards between Allstate New York and the executive's Allstate-affiliated employer. Because the aggregate amount of such equity awards attributable to services rendered to Allstate New York by each named executive cannot be calculated without unreasonable effort, the allocated amount of each equity award provided for each named executive in the following table is the amount determined by multiplying each named executive's equity award for services rendered to Allstate and all of its affiliates by the percentage used for allocating such named executive's compensation to Allstate New York in 2009 under the Service and Expense Agreement.

               OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2009

                                        OPTION AWARDS/(1)/                                            STOCK AWARDS
              ----------------------------------------------------------------------   -----------------------------
                               NUMBER OF         NUMBER OF                                             NUMBER OF
                              SECURITIES        SECURITIES                                             SHARES OR
                              UNDERLYING        UNDERLYING                                              UNITS OF
                              UNEXERCISED       UNEXERCISED      OPTION     OPTION        STOCK        STOCK THAT
              OPTION GRANT    OPTIONS (#)       OPTIONS (#)     EXERCISE  EXPIRATION      AWARD         HAVE NOT
NAME              DATE      EXERCISABLE/(2)/ UNEXERCISABLE/(3)/  PRICE       DATE       GRANT DATE   VESTED (#)/(4)/
----          ------------- ---------------  -----------------  -------- ------------- ------------- --------------
Mr. Cripe
              Feb. 7, 2003         316                 0         31.78   Feb. 7, 2013
              Feb. 6, 2004       1,138                 0         45.96   Feb. 6, 2014
              Feb. 22, 2005        794                 0         52.57   Feb. 22, 2015
              Feb. 21, 2006        631               210         53.84   Feb. 21, 2016 Feb. 21, 2006       127
              Feb. 21, 2006        371               124         53.84   Feb. 21, 2016 Feb. 21, 2006        33*
              Feb. 20, 2007        795               795         62.24   Feb. 20, 2017 Feb. 20, 2007       220
              Feb. 26, 2008        660             1,980         48.82   Feb. 26, 2018 Feb. 26, 2008       286
              Feb. 27, 2009          0             7,125         16.83   Feb. 27, 2019 Feb. 27, 2009     1,254
              Nov. 2, 2009           0             1,845         29.64   Nov. 2, 2019  Nov. 2, 2009        325





Mr. Pintozzi
              Sep. 30, 2002         99                 0         35.17
              Feb. 7, 2003         277                 0         31.78   Feb. 7, 2013
              Feb. 6, 2004         393                 0         45.96   Feb. 6, 2014
              Feb. 22, 2005      1,082                 0         52.57   Feb. 22, 2015
              Feb. 21, 2006        533               178         53.84   Feb. 21, 2016 Feb. 21, 2006       162
              Feb. 21, 2006        804               268         53.84   Feb. 21, 2016 Feb. 21, 2006        47*
              Feb. 20, 2007        526               526         62.24   Feb. 20, 2017 Feb. 20, 2007       145
              Feb. 26, 2008        469             1,408         48.82   Feb. 26, 2018 Feb. 26, 2008       204
              Feb. 27, 2009          0             3,934         16.83   Feb. 27, 2019 Feb. 27, 2009       692






              --------------

               MARKET VALUE
               OF SHARES OR
              UNITS OF STOCK
              THAT HAVE NOT
NAME           VESTED/(5)/
----          --------------
Mr. Cripe



                   3,817
                     991
                   6,609
                   8,591
                  37,662
                   9,755

                AGGREGATE
               MARKET VALUE
              --------------
                  67,425
Mr. Pintozzi




                   4,865
                   1,424
                   4,357
                   6,120
                  20,794

                AGGREGATE
               MARKET VALUE
              --------------
                  37,560

--------
(1)Options vest in four installments on the first four anniversaries of the grant date. The exercise price of each option is equal to the fair market value of Allstate's common stock on the date of grant. For options granted prior to 2007, fair market value is equal to the average of high and low sale prices on the date of grant, and for options granted in 2007 and thereafter, fair market value is equal to the closing sale price on the date of grant or in each case, if there was no sale on the date of grant, then on the last previous day on which there was a sale.
(2)The allocated aggregate value and aggregate number of exercisable in-the-money options as of December 31, 2009, for each of the named executives is $0 (0 aggregate number exercisable).
(3)The allocated aggregate value and aggregate number of unexercisable in-the-money options as of December 31, 2009, for each of the named executives is as follows: Mr. Cripe $94,854 (8,969 aggregate number unexercisable), and Mr. Pintozzi $51,965 (3,934 aggregate number unexcercisable).
(4)Except as otherwise noted, each restricted stock unit award vests in one installment on the fourth anniversary of the grant date. An asterisk
   (*) denotes restricted stock units that vest in four equal installments on the first four anniversaries of the grant date.
(5)Amount is based on the closing price of Allstate common stock of $30.04 on December 31, 2009.

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2009

   The following table summarizes the options exercised by the named executives during 2009 and the restricted stock and restricted stock unit awards that vested during 2009, allocated in a manner consistent with the allocation of compensation expenses to Allstate New York under the Service and Expense Agreement for 2009.

           OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2009

                        OPTION AWARDS
                       (AS OF 12/31/09)                  STOCK AWARDS
               -------------------------------- -------------------------------
               NUMBER OF SHARES                 NUMBER OF SHARES
                 ACQUIRED ON    VALUE REALIZED    ACQUIRED ON    VALUE REALIZED
 NAME            EXERCISE (#)   ON EXERCISE ($)   VESTING (#)    ON VESTING ($)
 ----          ---------------- --------------- ---------------- --------------
 Mr. Cripe....        0                0              209            $3,857
 Mr. Pintozzi.        0                0              213            $3,919

RETIREMENT BENEFITS

   Each named executive participates in two different defined benefit pension plans. Pension expense for each named executive under these plans has been accrued annually over the course of the executive's career with Allstate. The aggregate amount of the annual accrual specifically allocated to Allstate New York over that period of time has varied depending on the extent of services rendered by such executive to Allstate New York and the arrangements in place at the time of accrual between Allstate New York and the executive's Allstate-affiliated employer. Because the aggregate amount of such annual accruals earned prior to 2009 attributable to services rendered to Allstate New York by each named executive cannot be calculated without unreasonable effort, the present value of accumulated benefit provided for each named executive in the following table is the amount determined by multiplying the present value of such named executive's accumulated pension benefit for services rendered to Allstate and all of its affiliates over the course of such named executive's career with Allstate by the percentage used for allocating such named executive's compensation to Allstate New York under the Service and Expense Agreement in 2009.

                               PENSION BENEFITS

                                                    NUMBER OF     PRESENT
                                                      YEARS       VALUE OF         PAYMENTS
                                                    CREDITED    ACCUMULATED       DURING LAST
NAME                       PLAN NAME               SERVICE (#) BENEFIT/(1)/ ($) FISCAL YEAR ($)
----          ------------------------------------ ----------- --------------   ---------------
Mr. Cripe     Allstate Retirement Plan                28.0         32,707              0
              Supplemental Retirement Income Plan     28.0         62,588              0
Mr. Pintozzi  Allstate Retirement Plan                 7.3          2,995              0
              Supplemental Retirement Income Plan      7.3          3,124              0

--------
(1)These amounts are estimates and do not necessarily reflect the actual amounts that will be paid to the named executives, which will only be known at the time they become eligible for payment. Accrued benefits were calculated as of December 31, 2009, and used to calculate the Present Value of Accumulated Benefits at December 31, 2009, and the applicable percentages were applied based on the Service and Expense Agreement. December 31 is the pension plan measurement date used for financial statement reporting purposes.

   The benefits and value of benefits shown in the Pension Benefits table are based on the following material factors:

  ALLSTATE RETIREMENT PLAN ("ARP")

   The ARP has two different types of benefit formulas (final average pay and cash balance) which apply to participants based on their date of hire or individual choice made prior to the January 1, 2003 introduction of a cash balance design. Of the named executives, Mr. Pintozzi is eligible to earn cash balance benefits. Benefits under the final average pay formula are earned and stated in the form of a straight life annuity payable at the normal retirement date (age 65). Participants who earn final average pay benefits may do so under one or more benefit formulas based on when they become members of the ARP and their years of service.

   Mr. Cripe has earned ARP benefits under the post-1988 final average pay formula which is the sum of the Base Benefit and the Additional Benefit, as defined as follows:

    . Base Benefit =1.55% of the participant's average annual compensation, multiplied by credited service after 1988 (limited to 28 years of credited service)

    . Additional Benefit =0.65% of the amount, if any, of the participant's average annual compensation that exceeds the participant's covered compensation (the average of the maximum annual salary taxable for Social Security over the 35-year period ending the year the participant would reach Social Security retirement age) multiplied by credited service after 1988 (limited to 28 years of credited service)

   Since Mr. Cripe earned benefits between January 1, 1978, and December 31, 1988, one component of Mr. Cripe's ARP benefit will be based on the following benefit formula:

    1. Multiply years of credited service from 1978 through 1988 by 2 1/8%.

    2. Then, multiply the percentage from step (1) by

       a. Average annual compensation (five-year average) at December 31, 1988, and by

       b. Estimated Social Security at December 31, 1988.

    3. Then, subtract 2(b) from 2(a). The result is the normal retirement allowance for service from January 1, 1978, through December 31, 1988.

    4. The normal retirement allowance is indexed for final average pay. In addition, there is an adjustment of 18% of the normal retirement allowance as of December 31, 1988, to reflect a conversion to a single life annuity.

   For participants eligible to earn cash balance benefits, pay credits are added to the cash balance account on a quarterly basis as a percent of compensation and based on the participant's years of vesting service as follows:

                         Cash Balance Plan Pay Credits

                 VESTING SERVICE                   PAY CREDIT %
                 ---------------                   ------------
                 Less than 1 year.................       0%
                 1 year, but less than 5 years....     2.5%
                 5 years, but less than 10 years..       3%
                 10 years, but less than 15 years.       4%
                 15 years, but less than 20 years.       5%
                 20 years, but less than 25 years.       6%
                 25 years or more.................       7%

   The earliest retirement age that a named executive may retire with unreduced retirement benefits under the ARP and Supplemental Retirement Income Plan is age 65. However, a participant earning final average pay benefits is entitled to an early retirement benefit on or after age 55 if he or she terminates employment after the completion of 20 or more years of service. A participant earning cash balance benefits who terminates employment with at least three years of vesting service is entitled to a lump sum benefit equal to his or her cash balance account balance. Currently, none of the executive officers is eligible for an early retirement benefit. The benefit reduction for early payment of final average pay benefits earned after 1988 is as follows: The Base Benefit as described above is reduced by 0.4% for each full month the benefit is paid prior to the participant's normal retirement date (or benefit retirement age if member prior to 1989). Mr. Cripe was a member prior to 1989 and his benefit retirement age under the ARP is age 65. The Additional Benefit is reduced by 2/3 of 1% for each of the first 36 full months and by 1/3 of 1% for each of the next 84 full months by which the benefit commencement date precedes the participant's normal retirement date (age 65). The benefit reduction for early payment of final average pay benefits earned prior to 1989 is 0.4% for each full month prior to age 60.

  SUPPLEMENTAL RETIREMENT INCOME PLAN ("SRIP")

   SRIP benefits are generally determined using a two-step process:
(1) determine the amount that would be payable under the ARP formula specified above if the federal limits described above did not apply, then (2) reduce the amount described in (1) by the amount actually payable under the ARP formula. The normal retirement date under the SRIP is age 65. If eligible for early retirement under the ARP, an eligible employee is also eligible for early retirement under the SRIP.

  OTHER ASPECTS OF THE PENSION PLANS

   Eligible employees are vested in the normal retirement benefit under the ARP and the SRIP on the earlier of the completion of five years of service or upon reaching age 65 for participants with final average pay benefits or the completion of three years of service or upon reaching age 65 for participants whose benefits are calculated under the cash balance formula.

   For the ARP and SRIP, eligible compensation consists of salary, annual cash incentive awards, pre-tax employee deposits made to Allstate's 401(k) plan and Allstate's cafeteria plan, holiday pay, and vacation pay. Eligible compensation also includes overtime pay, payment for temporary military service, and payments for short term disability, but does not include long-term cash incentive awards or income related to the exercise of stock options and the vesting of restricted stock and restricted stock units. Compensation used to determine benefits under the ARP is limited in accordance with the Internal Revenue Code. Average annual compensation is the average compensation of the five highest consecutive calendar years within the last ten consecutive calendar years preceding the actual retirement or termination date.

   Payment options under the ARP include a lump sum, straight life annuity, and various survivor annuity options. The lump sum under the final average pay benefit is calculated in accordance with the applicable interest rate and mortality as required under the Internal Revenue Code. The lump sum payment under the cash balance benefit is generally equal to a participant's cash balance account balance.

   The amounts listed in the Present Value of Accumulated Benefit column of the Pension Benefits table and the amounts listed in the footnotes to the Change in Pension Value column of the Summary Compensation Table are based on the following assumptions:

    . Discount rate of 6.25%, payment form assuming 80% paid as a lump sum and 20% paid as an annuity, lump-sum/annuity conversion segmented interest rates of 5.0% for the first five years, 6.5% for the next 15 years, and 7% for all years after 20 and the 2010 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females (as required under the Internal Revenue Code), and post-retirement mortality for annuitants using the 2010 IRS-mandated annuitant table; these are the same as those used for financial reporting year-end disclosure as described in the notes to Allstate's consolidated financial statements. (See note 16 to Allstate's audited financial statements for 2009).

    . Retirement age: normal retirement age under the ARP and SRIP (65). Based on guidance provided by the Securities and Exchange Commission, we have assumed normal retirement age regardless of any announced or anticipated retirements.

    . Expected terminations, disability, and pre-retirement mortality: none assumed.

    . The percentages used under the Service and Expense Agreement for allocating compensation expense to Allstate New York in 2009.

  EXTRA SERVICE AND PENSION BENEFIT ENHANCEMENT

   No additional service is granted under the ARP or the SRIP. Generally, Allstate has not granted additional service credit outside of the actual service used to calculate ARP and SRIP benefits.

NON-QUALIFIED DEFERRED COMPENSATION

   The following table summarizes the non-qualified deferred compensation contributions, earnings, and account balances of Allstate New York's named executives in 2009. All amounts relate to the Deferred Compensation Plan.

          NON-QUALIFIED DEFERRED COMPENSATION AT FISCAL YEAR-END 2009

                EXECUTIVE      REGISTRANT                         AGGREGATE
              CONTRIBUTIONS CONTRIBUTIONS IN AGGREGATE EARNINGS WITHDRAWALS/  AGGREGATE BALANCE
               IN LAST FY       LAST FY          IN LAST FY     DISTRIBUTIONS    AT LAST FYE
NAME               ($)            ($)             ($)/(1)/           ($)          ($)/(2)/
----          ------------- ---------------- ------------------ ------------- -----------------
Mr. Cripe....       0              0                 0                0               0
Mr. Pintozzi.       0              0                 0                0               0

--------
(1)Aggregate earnings were not included in the named executive's compensation as reported in the 2009 Summary Compensation Table.
(2)There are no amounts reported in the Aggregate Balance at Last FYE column that were reported in the 2009 Summary Compensation Table.

   In order to remain competitive with other employers, Allstate allows employees, including the named executives, whose annual compensation exceeds the amount specified in the Internal Revenue Code (e.g., $245,000 in 2009), to defer up to 80% of their salary and/or up to 100% of their annual cash incentive award that exceeds that amount under the Deferred Compensation Plan. Allstate does not match participant deferrals and does not guarantee a stated rate of return.

   Deferrals under the Deferred Compensation Plan are credited with earnings, or are subject to losses, based on the results of the investment option or options selected by the participants. The investment options available under the Deferred Compensation Plan are Stable Value, S&P 500, International Equity, Russell 2000, and Bond Funds--options currently available under Allstate's 401(k) plan. Under the Deferred Compensation Plan, deferrals are not actually invested in these funds, but instead are credited with earnings or losses based on the funds' investment experience, which are net of administration and investment expenses. Because the rate of return is based on actual investment measures in Alllstate's 401(k) plan, no above-market earnings are paid. Similar to Allstate's 401(k) plan, participants can change their investment elections daily. Investment changes are effective the next business day. The Deferred Compensation Plan is unfunded; participants have only the rights of general unsecured creditors.

   Deferrals under the Deferred Compensation Plan are segregated into pre-2005 balances and post-2004 balances. A named executive may elect to begin receiving a distribution of a pre-2005 balance upon separation from service or in one of the first through fifth years after separation from service. In either event, the named executive may elect to receive payment of a pre-2005 balance in a lump sum or in annual cash installment payments over a period of two to ten years. An irrevocable distribution election is required before making any post-2004 deferrals into the plan. The distribution options available to the post-2004 balances are similar to those available to the pre-2005 balances, except the earliest distribution date is six months following separation from service. Upon a showing of unforeseeable emergency, a plan participant may be allowed to access certain funds in a deferred compensation account earlier than the dates specified above.

POTENTIAL PAYMENTS AS A RESULT OF TERMINATION OR CHANGE-IN-CONTROL

  TERMINATION OF EMPLOYMENT

   The named executives may become eligible for severance benefits that all regular full-time and regular part-time employees are eligible to receive if their employment is terminated due to lack of work, rearrangement of work, reduction in workforce, or inability to satisfactorily perform the responsibilities of their position. The length of severance benefits depends on the named executive's years of service, up to the maximum provided in the plans.

   Allstate has entered into certain agreements or provides certain plans that will require Allstate Insurance Company or Allstate to provide compensation or benefits to the named executives in the event of a termination of employment--other than compensation and benefits generally available to all salaried employees. The amount of compensation payable to each named executive or the value of benefits provided to the named executives that exceed the compensation or benefits generally available to all salaried employees in each situation is listed in the tables below. The amounts provided in the tables below, including amounts earned by each named executive over the course of his career with Allstate and its affiliates, have been calculated in a manner consistent with the allocation of compensation expenses to Allstate New York under the Service and Expense Agreement for 2009. The payment of the 2009 annual cash incentive award, the 2007-2009 long-term cash incentive award, and any 2009 salary earned but not paid in 2009 due to Allstate's payroll cycle are not included in these tables because these amounts are payable to the named executives regardless of termination, death, or disability. Benefits and payments are calculated assuming a December 31, 2009, employment termination date.

                   POTENTIAL PAYMENTS UPON TERMINATION/(1)/
                            (NO CHANGE-IN-CONTROL)

                                                         RESTRICTED
                          LONG-TERM    STOCK OPTIONS--  STOCK UNITS--   NON-QUALIFIED
                        CASH INCENTIVE  UNVESTED AND    UNVESTED AND       PENSION      WELFARE
                         AWARDS/(2)/   ACCELERATED/(3)/  ACCELERATED    BENEFITS/(4)/ BENEFITS/(5)/ SEVERANCE/(6)/  TOTAL
NAME                         ($)             ($)             ($)             ($)          ($)            ($)         ($)
----                    -------------- ---------------  -------------   ------------- ------------  -------------  -------
MR. CRIPE
Involuntary
 Termination/(7)/......         0               0               0          95,925             0        22,013      117,938
Voluntary Termination/
 Retirement/(8)/.......         0               0               0          95,925             0             0       95,925
Death..................     3,387          94,854/(9)/     67,425/(10)/    95,925             0             0      261,591
Disability.............     3,387          94,854/(9)/          0          95,925        70,141             0      264,307
MR. PINTOZZI
Involuntary
 Termination/(7)/......         0               0               0           3,610             0         6,561       10,171
Voluntary Termination/
 Retirement/(8)/.......         0               0               0           3,610             0             0        3,610
Death..................     2,255          51,965/(9)/     37,560/(10)/     3,610             0             0       95,390
Disability.............     2,255          51,965/(9)/          0           3,610       107,167             0      164,997

--------
(1)A "0" indicates that either there is no amount payable to the named executive or no amount payable to the named executive that is not made available to all salaried employees.
(2)If a participant dies, retires or is disabled during a performance cycle, the participant's award will be prorated based on the number of half months in which the participant was eligible to participate during the long-term cash incentive performance cycle. The amount reflected is calculated at target for purposes of this disclosure. The actual payment would be made at the time all awards are paid for that particular performance cycle and calculated based on actual results.
(3)If the named executive's termination of employment is for any reason other than death, disability, or retirement, unvested stock options will be forfeited, and stock options, to the extent they are vested on the date of termination, may be exercised at any time on or before the earlier to occur of (a) the expiration date of the stock option and (b) three months after the date of termination.
(4)The present value of the non-qualified pension benefits for each named executive earned through December 31, 2009, based on a 6.25% discount rate is disclosed in the Pension Benefits table. The value in this column represents the present value of each named executive's non-qualified pension benefits (SRIP) earned through December 31, 2009, after applying the applicable allocation percentage in a manner consistent with the Service and Expense Agreement and is based on the lump sum methodology (i.e., interest rate and mortality table) used by the Allstate pension plans in 2010, as required under the Pension Protection Act. Specifically, the interest rate for 2010 is based on 40% of the average August 30-year Treasury Bond rate from the prior year, and 60% of the average corporate bond segmented yield curve from August of the prior year. The mortality table for 2010 is the 2010 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females, as published by the IRS.

   SRIP benefits earned through December 31, 2004 (Pre 409A SRIP Benefits), are generally payable at age 65, the normal retirement date under the ARP. Pre 409A SRIP Benefits may be payable earlier upon certain terminations in accordance with the terms of the SRIP. For example, Pre 409A SRIP Benefits may become payable upon reaching age 50 if disabled, following early retirement at age 55 or older with 20 years of service, or upon death. SRIP benefits earned after December 31, 2004 (Post 409A SRIP Benefits), are paid on the January 1 following termination of employment after reaching age 55 (a minimum six month deferral period applies), or immediately upon death.

  . Mr. Cripe's Pre 409A SRIP Benefit would become payable as early as January 1, 2013, but is immediately payable upon death or disability. Mr. Cripe's Post 409A Benefit would be paid on January 1, 2013, or immediately upon death. Mr. Cripe will turn 65 on September 15, 2022.

  . Mr. Pintozzi's Pre 409A SRIP Benefit would become payable as early as January 1, 2011, but is immediately payable upon death. Mr. Pintozzi's Post 409A Benefit would be paid on January 1, 2021, or immediately upon death. Mr. Pintozzi will turn 65 on May 18, 2030.

(5)The named executives are eligible to participate in Allstate's supplemental long-term disability plan for employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the Allstate Long Term Disability Plan (Basic Plan). The benefit is equal to 50% of the named executive's qualified annual earnings divided by twelve and rounded to the nearest one hundred dollars, reduced by $7,500, which is the maximum monthly benefit payment that can be received under the Basic Plan. The amount reflected assumes the named executive remains totally disabled until age 65 and represents the present value of the monthly benefit payable until age 65.

(6)The "Severance" amount is the lump sum payment that named executives would be eligible to receive in the event of employment termination resulting from a lack of work, rearrangement of work, or reduction in workforce plus an amount of vacation accrual severance benefit, if applicable. The lump sum severance benefit is equal to two weeks of pay for each complete year of service, up to a maximum of 52 weeks of pay, and is the same benefit available to all regular full-time and regular part-time employees. The vacation accrual severance benefit is equal to the value at December 31, 2009, of the vacation days accrued but not yet taken between the executive's anniversary date in 2000 and December 31, 2000. This same benefit was made available to all eligible regular full-time and regular part-time employees following a change to the company vacation policy. Mr. Cripe has a vacation accrual severance benefit amount included in the Severance column of $791.
(7)Examples of "Involuntary Termination" independent of a change-in-control include performance-related terminations, reorganization, and terminations for employee dishonesty and violation of Allstate rules, regulations, or policies.
(8)As of December 31, 2009, neither of the named executives were eligible to retire in accordance with Allstate's policy or the terms of any of the Allstate compensation and benefit plans including the long-term cash incentive and equity incentive plans. If Mr. Cripe or Mr. Pintozzi had voluntarily terminated employment on December 31, 2009, the non-qualified pension benefit would have become payable as described in footnote (4) above.
(9)If the named executive's termination of employment is on account of death or disability, then stock options, to the extent not vested, will vest and may be exercised at any time on or before the earlier to occur of (1) the expiration date of the option and (2) the second anniversary of the date of termination of employment. Stock option values are based on a December 31, 2009, market close price of $30.04 per share of Allstate stock.
(10)If the named executive's termination of employment is a result of death, restricted stock units immediately become nonforfeitable and the restrictions expire. The December 31, 2009, market close price of $30.04 per share of Allstate stock was used to value the unvested and nonforfeitable awards.

  CHANGE-IN-CONTROL

   Allstate and Allstate Insurance Company have entered into agreements with the named executives to provide certain benefits and compensation in the event of a change-in-control. In general, a change-in-control is one or more of the following events: (1) any person acquires 30% or more of the combined voting power of Allstate common stock within a 12-month period; (2) any person acquires more than 50% of the combined voting power of Allstate common stock;
(3) certain changes are made to the composition of the Allstate Board; or
(4) the consummation of a merger, reorganization, or similar transaction. These triggers were selected because, in a widely held company the size of Allstate, they could each result in a substantial change in management. There are no agreements in place with the named executives to provide benefits or compensation in the event of a change-in-control of Allstate New York that does not also involve a change-in-control of Allstate.

   During the two-year period following a change-in-control, the change-in-control agreements provide for a minimum salary, annual cash incentive awards, long-term cash incentive awards, and other benefits. In addition, they provide that the named executives' positions, authority, duties, and responsibilities will be at least commensurate in all material respects with those held prior to the change-in-control.

   Under the change-in-control agreements, severance benefits would be payable if a named executive's employment is terminated either by Allstate without "cause" or by the executive for "good reason" as defined in the agreements during the two-year period following the change-in-control. Cause means the named executive has been convicted of a felony or other crime involving fraud or dishonesty, has willfully or intentionally breached the change-in-control agreement, has habitually neglected his or her duties, or has engaged in willful or reckless material misconduct in the performance of his or her duties. Good reason includes a material diminution in a named executive's base compensation, authority, duties, or responsibilities, a material change in the geographic location where the named executive performs services, or a material breach of the change-in-control agreement by Allstate. The principal severance benefits payable on post-change-in-control terminations include: pro-rated annual cash incentive awards and long-term cash incentive awards (all at target); a payment equal to three times the sum of the executive's base salary and target annual cash incentive award; the continuation of certain welfare benefits for the continuation coverage period at a cost not to exceed the amount paid by the named executive prior to termination; outplacement services; an enhanced retirement benefit consisting of an additional three years of service, age, and compensation; and reimbursement (on an after-tax basis) of any resulting excise taxes.

   If a named executive's employment is terminated by reason of death or disability during the two-year period commencing on the date of a change-in-control, Allstate will pay the named executive or the named executive's estate a lump-sum cash amount equal to all amounts earned but unpaid, including any annual and long-term cash incentive awards, as of the termination date. In addition, in the event of death, the named executive's estate or beneficiary will be entitled to survivor and other benefits, including retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to the estates or surviving families of peer executives of Allstate. In the event of disability, Allstate will pay disability and other benefits, including supplemental long-term disability benefits and retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to disabled peer executives. If Allstate terminates a named executive's employment for cause, Allstate's sole obligation is to pay the named executive a lump-sum cash amount equal to all amounts earned and due to be paid, but unpaid, as of the termination date.

   If a named executive incurs legal fees or other expenses in an effort to enforce the change-in-control agreement, Allstate will reimburse the named executive for these expenses unless it is established by a court that the named executive had no reasonable basis for the claim or acted in bad faith.

   Effective upon a change-in-control, the named executives become subject to covenants prohibiting competition and solicitation of employees, customers, and suppliers at any time until one year after termination of employment.

   The following table describes the estimated compensation or benefits that would be provided by Allstate Insurance Company or Allstate to the named executives in the event of a change-in-control that exceed the compensation or benefits generally available to all salaried employees in each situation. The payment of the 2009 annual cash incentive award, the 2007-2009 long-term cash incentive award and any 2009 salary earned but not paid in 2009 due to Allstate's payroll cycle are not included in these tables because these amounts are payable to the named executives regardless of termination, death, or disability. Benefits and payments are calculated assuming a December 31, 2009, employment termination date or change-in-control.

                POTENTIAL PAYMENTS UPON CHANGE-IN-CONTROL/(1)/

                                               STOCK         RESTRICTED        NON-QUALIFIED      WELFARE      EXCISE TAX
                             CHANGE-IN-      OPTIONS--      STOCK UNITS--       PENSION AND     BENEFITS AND  REIMBURSEMENT
                              CONTROL      UNVESTED AND     UNVESTED AND         DEFERRED       OUTPLACEMENT     AND TAX
                             SEVERANCE    ACCELERATED/(3)/ ACCELERATED/(5)/    COMPENSATION       SERVICES    GROSS-UP/(9)/
NAME                            ($)             ($)              ($)                ($)             ($)            ($)
----                        ----------    ---------------  ---------------  --------------      ------------  -------------
MR. CRIPE
Immediately Payable Upon
 Change-in-Control.........        0              94,854           67,425           95,925/(6)/        0            0
Involuntary or Good Reason
 Termination...............  121,170/(2)/ See footnote 4   See footnote 4   See footnote 7         1,861/(8)/       0
Death/Disability/For Cause
 Termination...............        0                   0                0                0             0            0
MR. PINTOZZI
Immediately Payable Upon
 Change-in-Control.........        0              51,965           37,560            3,610/(6)/        0            0
Involuntary or Good Reason
 Termination...............   80,238/(2)/ See footnote 4   See footnote 4   See footnote 7         1,629/(8)/       0
Death/Disability/For Cause
 Termination...............        0                   0                0                0             0            0



                             TOTAL
NAME                          ($)
----                        -------
MR. CRIPE
Immediately Payable Upon
 Change-in-Control......... 258,204
Involuntary or Good Reason
 Termination............... 123,031
Death/Disability/For Cause
 Termination...............       0
MR. PINTOZZI
Immediately Payable Upon
 Change-in-Control.........  93,135
Involuntary or Good Reason
 Termination...............  81,867
Death/Disability/For Cause
 Termination...............       0

--------
(1)A "0" indicates that either there is no amount payable to the named executive or no amount payable to the named executive that is not made available to all salaried employees.
(2)Change-in-control severance benefits upon an involuntary termination or termination for good reason contain the following elements:

  . two times the named executive's base salary for Mr. Pintozzi (three times for Mr. Cripe);

  . two times the named executive's annual cash incentive award calculated at target for Mr. Pintozzi (three times for Mr. Cripe);

  . the named executive's pro-rata long-term cash incentive award for the 2008-2010 performance cycle calculated at target; and

  .  a lump sum payment equal to the positive difference, if any, between:
     (a) the sum of the lump-sum values of each maximum annuity that would be payable to the named executive under any defined benefit plan (whether or not qualified under Section 401(a) of the Internal Revenue Code) if the named executive had: (i) become fully vested in all such benefits,
     (ii) attained as of the named executive's termination date an age that is three years greater than named executive's actual age, (iii) accrued a number of years of service that is three years greater than the number of years of service actually accrued by the named executive as of the named executive's termination date, and (iv) received a lump-sum severance benefit consisting of three times base salary, three times annual incentive cash compensation calculated at target, plus the 2009 annual incentive cash award as covered compensation in equal monthly installments during the three-year period following the named executive's termination date; and (b) the lump-sum values of the maximum annuity benefits vested and payable to the named executive under each defined benefit plan that is qualified under Section 401(a) of the Internal Revenue Code plus the aggregate amounts simultaneously or previously paid to the named executive under the defined benefit plans (whether or not qualified under Section 401(a)). The calculation of the lump sum amounts payable under this formula does not impact the benefits payable under the ARP or the SRIP.

   The change-in-control agreements provide that if the after-tax benefits of all change of control payments are less than 110% of the after-tax benefit of the safe harbor benefit amount, then the change-in-control benefits are to be reduced to the safe harbor benefit amount. The safe harbor benefit amount is the highest level of benefits that can be paid before which an excise tax under section 4999 of the Internal Revenue Code would apply.

(3)Stock option values are based on a December 31, 2009, market close price of $30.04 per share of Allstate stock.
(4)For purposes of this table, unvested stock options and restricted stock units, which would have been immediately payable upon a change-in-control regardless of termination of employment, were assumed to have been paid immediately prior to termination and are reflected in the "Immediately Payable Upon Change-in-Control" row.
(5)The December 31, 2009, market close price of $30.04 per share of Allstate stock was used to value the unvested and nonforfeitable restricted stock unit and restricted stock awards.
(6)Within five business days after the effective date of a change-in-control, the named executives will receive a lump sum payment equal to the present value of the named executive's SRIP benefit and deferred compensation account balance. The present value of SRIP benefits earned through December 31, 2009, is calculated in a manner consistent with the allocation of compensation expenses to Allstate New York under the Service and Expense Agreement and is based on the lump sum methodology (i.e., interest rate and mortality table) used by the Allstate pension plans in 2010, as required under the Pension Protection Act. Specifically, the interest rate for 2010 is based on 40% of the average August 30-year Treasury Bond rate from the prior year, and 60% of the average corporate bond segmented yield curve from August of the prior year. The mortality table for 2010 is the 2010 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females, as published by the IRS. Refer to the Retirement Benefits section beginning on page 118 for a discussion of the SRIP benefit. See the Non-Qualified Deferred Compensation at Fiscal Year-End 2009 table on page 121 for additional information on the Deferred Compensation Plan and information regarding the named executives' account balances as of December 31, 2009.

(7)For purposes of this table, the present value of non-qualified pension benefits earned through December 31, 2009, and the named executive's Deferred Compensation Plan account balance, if any, which would have been immediately payable upon a change-in-control regardless of termination of employment were assumed to have been paid immediately prior to termination upon the effective date of a change of control and are reflected in the "Immediately Payable Upon Change-in-Control" row.
(8)The Welfare Benefits and Outplacement Services amount includes the cost to provide certain welfare benefits to the named executive and family during the period which the named executive is eligible for continuation coverage under applicable law. The amount shown reflects Allstate's costs for these benefits or programs assuming an 18-month continuation period. The value of outplacement services is $20,000 for Mr. Cripe and $15,000 for Mr. Pintozzi.
(9)Certain payments made as a result of a change in control are subject to a 20% excise tax imposed on the named executive by Section 4999 of the Code. The Excise Tax Reimbursement and Tax Gross-up is the amount Allstate would pay to the named executive as reimbursement for the 20% excise tax plus a tax gross-up for any taxes incurred by the named executive resulting from the reimbursement of such excise tax, allocated in a manner consistent with the allocation of compensation expenses to Allstate New York under the Service and Expense Agreement. The estimated amounts of reimbursement of any resulting excise taxes were determined without regard to the effect that restrictive covenants and any other facts and circumstances may have on the amount of excise taxes, if any, that ultimately might be payable in the event these payments were made to a named executive which is not subject to reliable advance prediction or a reasonable estimate.

COMPENSATION POLICIES AND PRACTICES RISK ANALYSIS

   Allstate management has reviewed its compensation policies and practices and believes that they are appropriately structured, that they are consistent with its key operating priority of keeping the Allstate financially strong, and that they avoid providing incentives for employees to engage in unnecessary and excessive risk taking. The Allstate Board and its Audit Committee both play an important role in risk management oversight, including reviewing how management measures, evaluates, and manages the corporation's exposure to risks posed by a wide variety of events and conditions. In addition, the Compensation and Succession Committee employs an independent executive consultant each year to assess Allstate's executive pay levels, practices, and overall program design.

   Allstate's compensation programs provide a balanced mix of cash and equity through annual and long-term incentives to align with short-term and long-term business goals. Allstate utilizes a full range of performance measures that it believes correlate to long-term shareholder value creation. Cash incentive awards are paid only after a review of executive and corporate performance. Allstate's calculation of corporate income includes a quarterly re-estimation of property-liability reserves. As a result, to a significant extent, if Allstate under-estimates or over-estimates losses in a given year, income and annual cash incentives will be impacted in the following year. Furthermore, to ensure its compensation programs do not motivate imprudent risk taking, awards made after May 19, 2009, under the 2009 Equity Incentive Plan and awards made beginning in 2010 under the Annual Executive Incentive Plan are subject to clawback in the event of certain financial restatements.

PERFORMANCE MEASURES

   Information regarding performance measures is disclosed in the limited context of annual and long-term cash incentive awards and should not be understood to be statements of management's expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

   The following are descriptions of the performance measures used for Allstate's annual cash incentive awards for 2009 and its long-term cash incentive awards for the 2007-2009 cycle which may be applied to compensation of Allstate New York's named executives. These measures are not GAAP measures. They were developed uniquely for incentive compensation purposes and are not reported items in Allstate's financial statements. Some of these measures use non-GAAP measures and operating measures. The Committee has approved the use of non-GAAP and operating measures when appropriate to drive executive focus on particular strategic, operational, or financial factors or to exclude factors over which Allstate's executives have little influence or control, such as capital market conditions.

  ANNUAL CASH INCENTIVE AWARDS FOR 2009

  Corporate Measures

   Adjusted Operating Income Per Diluted Share: This measure is used to assess financial performance. The measure is equal to net income adjusted to exclude the after-tax effects of the items listed below, divided by the weighted average shares outstanding on a diluted basis:

    . Realized capital gains and losses (which includes the related effect on the amortization of deferred acquisition and deferred sales inducement costs) except for periodic settlements and accruals on certain non-hedge derivative instruments, which are reported with realized capital gains and losses but included in Operating Income, and equity method of accounting income from limited partnership interests to be consistent with the incentive goals.

    .  Gains and losses on disposed operations.

    . Adjustments for other significant non-recurring, infrequent, or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years or (b) there has been no similar charge or gain within the prior two years.

    .  Restructuring and related charges.

    .  Effects of acquiring businesses.

    .  Negative operating results of sold businesses.

    .  Underwriting results of the Discontinued Lines and Coverages segment.

    . Any settlement, awards, or claims paid as a result of lawsuits and other proceedings brought against Allstate subsidiaries regarding the scope and nature of coverage provided under insurance policies issued by such companies.

    . Identifiable effects of the adopted accounting standard for other-than-temporary impairments to be consistent with incentive goals.

  Allstate Financial Measures

   Adjusted Operating Income: This is a measure Allstate management uses to assess the profitability of the business. The Allstate Financial segment measure, operating income, is adjusted to include equity method of accounting income from limited partnership interests to be consistent with the incentive goals, and to exclude the after tax effects of restructuring and related charges, the potential amount by which 2009 guaranty fund assessments related to insured solvencies exceed $6 million, and the identifiable effects of the adopted accounting standard for other than temporary impairments which were not used to develop plan measures. For disclosure of the Allstate Financial segment measure, see footnote 18 to Allstate's audited financial statements.

   Financial Product Sales ("Production Credits"): This measure of sales and related profitability of proprietary and non-proprietary financial products sold through the Allstate Exclusive Agency channel is used by management to assess the execution of Allstate's financial services strategy. This measure is calculated as the total amount of production credits for current year transactions. Production credits are an internal sales statistic calculated as a percent of premium or deposits to life insurance, annuities, or mutual funds which vary based on the expected profitability of the specific financial product.

   Total Return: Total return is principally determined using industry standards and the same sources used in preparing the financial statements to determine fair value. (See footnotes to Allstate's audited financial statements for methodologies for estimating the fair value of investments.) In general, total return represents the increase or decrease, expressed as a percentage, in the value of the portfolio over a one-year period. Time weighted returns are used.

    . Allstate Financial Total Return: Total return for Allstate Financial investments, including those held in certain subsidiaries, such as Allstate New York. Allstate Financial Total Return includes derivatives and excludes the identifiable effects of the adopted accounting standard for other-than-temporary impairments which were not used to develop plan measures.

  LONG-TERM CASH INCENTIVE AWARDS

   Average Adjusted Return on Equity Relative to Peers: This measure is used to assess Allstate's financial performance against its peers. It is calculated as Allstate's ranked position relative to the insurance company peer group based upon three-year average adjusted return on equity, calculated on the same basis for Allstate and each of the peer insurance companies used for long-term cash incentive awards. Three-year average adjusted return on equity is the sum of the annual adjusted return on equity for each of the three years in the cycle divided by three. The annual adjusted return on equity is calculated as the ratio of net income divided by the average of Allstate's shareholders' equity at the beginning and at the end of the year after excluding the component of accumulated other comprehensive income for unrealized net capital gains and losses.

   Allstate Financial Return on Total Capital: This is a measure management uses to measure the efficiency of capital utilized in the business. Three-year Allstate Financial return on total capital is the sum of the annual adjusted return on Allstate subsidiaries' shareholder's equity for each of the three years divided by three. The annual adjusted return on subsidiaries' shareholder's equity is the Allstate Financial measure, operating income, divided by the average subsidiaries' shareholder's equity at the beginning and at the end of the year. The subsidiaries' shareholder's equity is the sum of the subsidiaries' shareholder's equity for Allstate Life Insurance Company, Allstate Bank, American Heritage Life Investment Corporation, and certain other minor entities, adjusted to exclude the loan protection business and excluding the component of accumulated other comprehensive income for unrealized net capital gains. (See note 18 to Allstate's audited financial statements for Allstate Financial net income.)

   Allstate Protection Growth in Policies in Force Over Three-Year Cycle: This is a measure used by management to assess growth in the number of policies in force, which is a driver of premiums written. The measure is calculated as the sum of the percent increase in each of the three years in the total number of policies in force at the end of the year over the beginning of the year. The measure excludes property insurance, Allstate Motor Club, and the loan protection business and includes Allstate Canada.

DIRECTOR COMPENSATION

   The following table summarizes the compensation of each of Allstate New York's non-employee directors during 2009 for his or her services as a member of the Allstate New York Board and its committees. Our non-employee directors each received an annual retainer of $13,500 and the chair of the Operations Review Committee received an additional annual retainer of $1,500. Additionally, they each received a fee of $1,500 for each Board meeting attended throughout the year and a fee of $750 for each meeting they attended as members of the Board's Operations Review Committee, Investment Committee, or Audit Committee.

   All other Allstate New York directors are employees of Allstate or its subsidiaries. These directors receive no compensation for their service as directors in addition to their compensation as employees of Allstate New York, Allstate, or their subsidiaries.

                                              FEES EARNED
                                            OR PAID IN CASH TOTAL
             NAME OF NON-EMPLOYEE DIRECTOR     ($)/(1)/      ($)
             -----------------------------  --------------- ------
                     Ms. Alazraki..........     22,500      22,500
                     Mr. Johnson...........     24,000/(2)/ 24,000
                     Mr. O'Brien...........     24,750/(3)/ 24,750
                     Mr. Raben.............     25,500/(4)/ 25,500
                     Ms. Slater............     22,500      22,500

--------
(1)Each of these directors is a member of the Operations Review Committee.
(2)Chair of the Operations Review Committee
(3)Audit Committee member
(4)Investment Committee member

ITEM 11(M).SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

   The following table shows the number of Allstate New York shares owned by any beneficial owner who owns more than five percent of any class of Allstate New York's voting securities.

TITLE OF                 NAME AND ADDRESS OF                   AMOUNT AND NATURE OF           PERCENT OF
CLASS (A)               BENEFICIAL OWNER (B)                  BENEFICIAL OWNERSHIP (C)        CLASS (D)
---------      ---------------------------------------- ------------------------------------- ----------
Capital Stock. Allstate Life Insurance Company
               3100 Sanders Road, Northbrook, IL 60062                100,000                    100%

     N/A       Allstate Insurance Company               Indirect voting and investment power     N/A
               2775 Sanders Road, Northbrook, IL 60062    of shares owned by Allstate Life
                                                                 Insurance Company

     N/A       The Allstate Corporation                 Indirect voting and investment power     N/A
               2775 Sanders Road, Northbrook, IL 60062    of shares owned by Allstate Life
                                                                 Insurance Company

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS.

   The following table shows the number of shares of Allstate common stock beneficially owned by each director and named executive officer of Allstate New York individually, and by all executive officers and directors of Allstate New York as a group. Shares reported as beneficially owned include shares held indirectly through the Allstate 401(k) Savings Plan and other shares held indirectly, as well as shares subject to stock options exercisable on or prior to April 16, 2010 and restricted stock units for which restrictions expire on or prior to April 16, 2010. The percentage of Allstate shares of common stock beneficially owned by any Allstate New York director, named executive officer or by all directors and executive officers of Allstate New York as a group does not exceed 1%. The following share amounts are as of February 15, 2010. As of February 15, 2010, none of these shares were pledged as security.

                                                                     COMMON STOCK SUBJECT
                                                                    TO OPTIONS EXERCISABLE
                                                                     AND RESTRICTED STOCK
                                                                        UNITS FOR WHICH
                                           AMOUNT AND NATURE OF    RESTRICTIONS EXPIRE ON OR
                                          BENEFICIAL OWNERSHIP OF  PRIOR TO APRIL 16, 2010--
NAME OF BENEFICIAL OWNER                 ALLSTATE COMMON STOCK (A) INCLUDED IN COLUMN (A)(B)
------------------------                 ------------------------- -------------------------
Marcia D. Alazraki......................              200                         0
Robert K. Becker........................           13,638                     9,075
Michael B. Boyle........................          101,271                    86,420
Frederick F. Cripe......................          169,161                   146,131
Matthew S. Easley.......................           72,624                    70,729
Mark A. Green...........................              242                         0
Robert J. Holden........................           23,880                    19,556
Cleveland Johnson, Jr...................            2,048                         0
Susie Lees..............................           31,379                    20,205
Kenneth R. O'Brien......................              900                         0
John C. Pintozzi........................           90,036                    82,956
John R. Raben, Jr.......................            1,850                         0
Phyllis Hill Slater.....................                0                         0
J. Eric Smith...........................            2,182                         0
Matthew E. Winter.......................                0                         0
ALL DIRECTORS AND EXECUTIVE OFFICERS AS
  A GROUP...............................          745,637                   663,772

ITEM 11(N).TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL
           PERSONS.

   This table describes certain intercompany agreements involving Allstate Life of New York and the following companies:

    . Allstate Life Insurance Company ("ALIC"), the direct parent of Allstate Life of New York;

    . Allstate Insurance Company ("AIC"), an indirect parent of Allstate Life of New York; and

    . The Allstate Corporation ("AllCorp"), the ultimate indirect parent of Allstate Life of New York.

                                          APPROXIMATE DOLLAR
                                          VALUE OF THE AMOUNT    RELATED PERSON(S) INVOLVED IN THE TRANSACTION/1/
                                            INVOLVED IN THE      AND THE APPROXIMATE DOLLAR VALUE OF THE AMOUNT
                                         TRANSACTION, PER FISCAL        OF THE RELATED PERSON'S INTEREST
TRANSACTION DESCRIPTION                          YEAR                          IN THE TRANSACTION
-----------------------                  --------------------    -------------------------------------------
                                                                      ALIC               AIC           ALLCORP
                                                                 ------------      -------------    ----------
Tax Sharing Agreement among The          2007  1,889,110,117/2/    35,968,879      1,912,198,568    (126,810,136)
Allstate Corporation and certain
affiliates dated as of November 12,      2008    465,439,826/2/  (109,322,083)       633,316,282    (121,960,368)
1996.
                                         2009  1,173,212,154/2/  (534,572,879)      (467,570,173)   (121,813,486)

Cash Management Services Master          2007      1,242,569/3/       315,281/4/         617,385/4/      N/A
Agreement between Allstate Insurance
Company, Allstate Bank (aka Allstate     2008      1,338,376/3/       198,098/4/         816,143/4/
Federal Savings Bank), and certain
affiliates dated March 16, 1999, as      2009      1,527,072/3/       158,312/4/       1,052,781/4/
amended by Amendment No.1 effective
January 5, 2001, and Amendment No. 2
entered into November 8, 2002, between
Allstate Insurance Company, Allstate
Bank and Allstate Motor Club, Inc., and
as supplemented by the Premium
Depository Service Supplement dated as
of September 30, 2005, the Variable
Annuity Service Supplement dated
November 10, 2005, and the Sweep
Agreement Service Supplement dated as
of October 11, 2006.

Amended and Restated Service and         2007  3,270,782,494      224,729,858/5/   2,392,512,051/5/ 24,957,633/5/
Expense Agreement between Allstate
Insurance Company, The Allstate          2008  3,295,180,640      215,640,945/5/   2,186,281,461/5/  5,351,262/5/
Corporation and certain affiliates
effective January 1, 2004, as amended    2009  3,451,765,246      180,154,068/5/   1,937,571,496/5/  2,510,800/5/
by Amendment No. 1 effective
January 1, 2009, and as supplemented
by New York Insurer Supplement to
Amended and Restated Service and
Expense Agreement between Allstate
Insurance Company, The Allstate
Corporation, Allstate Life Insurance
Company of New York and Intramerica
Life Insurance Company, effective
March 5, 2005.

                                            APPROXIMATE DOLLAR
                                           VALUE OF THE AMOUNT    RELATED PERSON(S) INVOLVED IN THE TRANSACTION/1/
                                             INVOLVED IN THE      AND THE APPROXIMATE DOLLAR VALUE OF THE AMOUNT
                                          TRANSACTION, PER FISCAL        OF THE RELATED PERSON'S INTEREST
TRANSACTION DESCRIPTION                            YEAR                         IN THE TRANSACTION
-----------------------                   ------------------      ----------------------------------------------
                                                                        ALIC               AIC          ALLCORP
                                                                  -------------       -----------    -------------
Intercompany Loan Agreement among         2007  7,370,022,084     7,012,969,748/6/    357,052,336/6/ 7,370,022,084
The Allstate Corporation, Allstate Life
Insurance Company, Lincoln Benefit        2008    400,040,660        50,014,792/6/       1,732,73/6/   400,040,660
Life Company and other certain
subsidiaries of The Allstate Corporation  2009     86,111,674                 0/7/     86,111,674/6/    86,111,674
dated February 1, 1996.

Agreement for the Settlement of State     2007     14,196,008           374,100/8/      3,463,000/8/      N/A
and Local Tax Credits among Allstate
Insurance Company and certain             2008      2,089,067           356,331/8/      1,732,736/8/
affiliates effective January 1,
2007.                                     2009        941,379           193,504/8/        441,024/8/

Reinsurance Agreements between            2007     (3,156,703)/9/    (3,156,703)/9/        N/A            N/A
Allstate Life Insurance Company and
Allstate Life Insurance Company of        2008    (14,905,073)/9/   (14,905,073)/9/
New York: Reinsurance Agreement
effective January 1, 1984, as amended     2009    (26,652,961)/9/   (26,652,961)/9/
by Amendment No. 1 effective
September 1, 1984, Amendment No.2
effective January 1, 1987, Amendment
No.3 effective October 1, 1988,
Amendment No.4 effective January 1,
1994, Amendment No.5 effective
December 31, 1995, Amendment No. 6
effective December 1, 2007, and
Amendment No. 7; Assumption
Reinsurance Agreement between
Allstate Life Insurance Company and
Allstate Life Insurance Company of
New York effective July 1, 1984;
Reinsurance Agreement effective
January 1, 1986, as amended by
Amendment No. 1 effective
December 31, 1995 and Amendment
No. 2 effective December 1, 1995;
Reinsurance Agreement effective
January 1, 1991, as amended by
Amendment No. 1 effective
December 31, 1995; Stop Loss
Reinsurance Agreement effective
December 31.

--------
1  Each identified Related Person is a Party to the transaction.
2  Total amounts paid to Internal Revenue Service.
3 Total fees collected for all bank accounts covered under the transaction. 4 Fees paid under the transaction.
5  Gross amount of expense received under the transaction.
6  Amounts loaned and repaid.
7  No loans outstanding at year end.
8  Value of transfer transactions.
9  Net reinsurance expense.

POLICIES AND PROCEDURES FOR REVIEW AND APPROVAL OF RELATED PERSON TRANSACTIONS:

   All intercompany agreements to which Allstate New York is a party are approved by Allstate New York's Board of Directors as well as by the board of any other affiliate of The Allstate Corporation which is a party to the agreement. Intercompany agreements are also submitted for approval to the New York State Insurance Department, Allstate New York's domestic regulator pursuant to the applicable state's insurance holding company systems act. This process is documented in an internal procedure that captures the review and approval process of all intercompany agreements. All approvals are maintained in Allstate New York's corporate records.

   While there is no formal process for the review and approval of related person transactions between unaffiliated entities specific to Allstate New York, all directors and executive officers of Allstate New York are subject to the Allstate Code of Ethics ("Code"). The Code includes a written conflict of interest policy that was adopted by the Board of Directors of the Allstate Corporation, the ultimate parent company of Allstate New York. Any potential relationship or activity that could impair independent thinking and judgment, including holding a financial interest in a business venture that is similar to Allstate, or in a business that has a relationship with Allstate, must be disclosed to Human Resources. Human Resources will work with representatives from the Law Department, including Enterprise Business Conduct, to determine whether an actual conflict of interest exists. Each director and executive officer must sign a Code of Ethics certification annually.

INDEPENDENCE STANDARDS FOR DIRECTORS

   Outside directors of Allstate New York are subject to independence standards based on New York insurance law. Generally, these independence standards require that an independent director cannot be an employee or a beneficial owner of a controlling interest in Allstate New York or any other affiliate of The Allstate Corporation. Applying these independence standards, Ms. Alazraki, Mr. Johnson, Mr. O'Brien, Mr. Raben, and Ms. Slater are independent.

   Although not subject to the independence standards of the New York Stock Exchange, for purposes of this S-1 registration statement, Allstate New York has applied the independence standards required for listed companies of the New York Stock Exchange to the Board of Directors. Applying these standards, Allstate New York has been determined that Ms. Alazraki, Mr. Johnson,
Mr. O'Brien, Mr. Raben, and Ms. Slater are considered to be independent.

OTHER INFORMATION

   The section in your prospectus entitled "Incorporation of Certain Documents By Reference" is deleted and replaced with the following:

  FILING OF REPORTS

   Rule 12h-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts an insurance company from filing reports under the Exchange Act when the insurance company issues certain types of insurance products that are registered under the Securities Act of 1933 and such products are regulated under state law. Your variable annuity issued by Allstate Life Insurance Company of New York falls within the exemption provided under rule 12h-7. We rely on the exemption provided under rule 12h-7 and do not file reports under the Exchange Act.

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted in directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   The sections in your prospectus entitled "Experts" and "Financial Statements" are deleted and replaced with the following:

EXPERTS

   The financial statements and related financial statement schedules included herein have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.